Registration No. 33-25301
                                                                        811-5685

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /X/

     Pre-Effective Amendment No.

     Post-Effective Amendment No.  33
                                  ----

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /X/

     Amendment No.  36
                   ----

                          Williamsburg Investment Trust
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

              312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513)629-2000
                                                    -------------

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
                                ----------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to Rule 485(b)
/X/  on (August 1, 1999)  pursuant to Rule 485(b)
/ /  ___ days after filing pursuant to Rule 485(a)
/ /  on (             ) pursuant to Rule 485(a)

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                          WILLIAMSBURG INVESTMENT TRUST
                          -----------------------------

                  Cross-Reference Sheet Pursuant to Rule 495(a)
                  ---------------------------------------------

          Part A                                      Prospectus
          Form Item                                   Cross-Reference
          ---------                                   ---------------

1.        Front and Back Cover Pages                  Cover Pages

2.        Risk/Return Summary: Investments,           Risk/Return
          Risks, and Performance                      Summary

3.        Risk/Return Summary: Fee Table              Expense Information;
                                                      Synopsis of Costs and
                                                      Expenses

4.        Investment Objectives, Principal            Investment Investment
          Objectives,                                 Strategies, and Related
          Risk Considerations                         Principal Investment
                                                      Strategies and
                                                      Related Risks

5.        Management's Discussion of Fund             Inapplicable
          Performance                                 (Included in Annual
                                                      Report)

6.        Management, Organization, and               Management of
          Capital Structure                           the Fund

7.        Shareholder Information                     How to Purchase Shares;
                                                      How to Redeem Shares;
                                                      How Net Asset
                                                      Value is Determined;
                                                      Dividend and Capital Gain
                                                      Distributions; Dividends,
                                                      Distributions and Taxes;
                                                      Tax Status Application

8.        Distribution Arrangements                   None

9.        Financial Highlights Information            Financial Highlights

PART B
------

                                                      Caption in
                                                      Statement of
                                                      Additional
Item No.  Registration Statement Caption              Information
--------  ------------------------------              -------------

10.       Cover Page and Table of Contents            Cover Page;
                                                      Table of Contents

11.       Fund History                                Capital Shares
                                                      and Voting

12.       Description of the Fund and Its             Investment
          Investments and Risks                       Objective and
                                                      Policies;
                                                      Description of
                                                      Bond Ratings;
                                                      Investment
                                                      Limitations;
                                                      Allocation of
                                                      Trust Expenses

13.       Management of the Fund                      Trustees and
                                                      Officers

14.       Control Persons and Principal Holders       Trustees and
          of Securities                               Officers

15.       Investment Advisory and Other Services      The Investment
                                                      Adviser;
                                                      Administrator;
                                                      Other Services

16.       Brokerage Allocation and Other              Brokerage
          Practices

17.       Capital Stock and Other Securities          Capital Shares
                                                      and Voting

18.       Purchase, Redemption and Pricing of         Net Asset Value
          Shares                                      Determination;
                                                      Special
                                                      Shareholder
                                                      Services;
                                                      Purchase of
                                                      Shares;
                                                      Redemption of
                                                      Shares

19.       Taxation of the Fund                        Additional Tax
                                                      Information

20.       Underwriters                                Distributor

21.       Calculation of Performance Data             Calculation of
                                                      Performance
                                                      Data

22.       Financial Statements                        Financial
                                                      Statements and
                                                      Reports

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                     [LOGO]

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


                                   PROSPECTUS
                                 AUGUST 1, 1999


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                  NO-LOAD FUNDS

PROSPECTUS                                                         NO-LOAD FUNDS
August 1, 1999


                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                                     [LOGO]

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


The FBP CONTRARIAN EQUITY FUND seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The FBP  Contrarian  Equity  Fund  and the FBP  Contrarian  Balanced  Fund  (the
"Funds")  are  NO-LOAD,   diversified,   open-end  series  of  the  Williamsburg
Investment Trust, a registered management investment company.

This Prospectus has information you should know before you invest. You should read it carefully and keep it for future reference.

TABLE OF CONTENTS

Risk/Return Summary
Synopsis of Costs and Expenses
Investment Objectives, Principal Investment
     Strategies and Related Risks
How to Purchase Shares
How to Redeem Shares
How Net Asset Value is Determined
Management of the Funds
Dividends, Distributions and Taxes
Financial Highlights
Application

RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The FBP CONTRARIAN EQUITY FUND'S investment objective is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND'S investment objective is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is used. Contrarian investing seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued, usually because they are out of favor with most of the investment community. A company's securities may be out of favor due to earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons.


FBP CONTRARIAN EQUITY FUND


The Equity Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will be primarily invested in the securities of established companies having operating histories of 10 years or longer and having a market capitalization of $500 million or more.

The Equity Fund intends to remain fully invested at all times. Equity securities will normally comprise 70-100% of the Fund's assets, while money market instruments will comprise 0-30%. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.


FBP CONTRARIAN BALANCED FUND


The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Advisor's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal market conditions the Balanced Fund's portfolio allocation ranges will be as follows:

                 % of Total Assets
                 -----------------

         Equity Securities          40-70%
         Fixed Income Securities    25-50%
         Money Market Instruments    0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The Funds may write covered call options. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The contrarian approach of the Advisor searches for securities that are "out of favor" in the market. If securities selected by the Advisor never regain a favorable position in the market, the Funds may not realize their investments objectives.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index and an index of funds with similar investment objectives. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

                                  Equity Fund

4.62%       30.41%       22.76%      25.42%      17.92%

[bar chart]

1994        1995         1996        1997        1998

During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.36% during the quarter ended September 30, 1998.


The Fund's year-to-date return through June 30, 1999 is 16.32%.


                                 Balanced Fund

-7.87%   27.30%   14.37%   9.96%   1.86%   25.68%   16.56%   20.63%   15.14%

[bar chart]

 1990    1991     1992     1993    1994    1995     1996     1997     1998

During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -13.02% during the quarter ended September 30, 1990.


The Fund's year-to-date return through June 30, 1999 is 11.91%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998


                                                                       Since
                                        One Year     Five Years     Inception(1)
                                        --------     ----------     ------------
Equity Fund                              17.92%        19.89%          19.30%
Standard & Poor's 500 Index(2)           28.58%        24.06%          23.18%
Balanced Fund                            15.14%        15.69%          12.37%
Standard & Poor's 500 Index(2)           28.58%        24.06%          20.82%
Lipper Balanced Fund Index(3)            15.09%        13.87%          12.80%

(1) The inception date of the Equity Fund was July 30, 1993 and the inception date of the Balanced Fund was July 3, 1989.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.


(3) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper Analytical Services, Inc.


SYNOPSIS OF COSTS AND EXPENSES


This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES
(fees paid directly from your investment):             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                                 Equity               Balanced
                                                  Fund                  Fund
                                                  -----                 -----
Management Fees                                   0.75%                 0.75%
Administrator's Fees                              0.20%                 0.20%
Other Expenses                                    0.13%                 0.09%
                                                  -----                 -----
Total Annual Fund Operating Expenses              1.08%                 1.04%
                                                  =====                 =====


This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          Equity Fund               Balanced Fund
                          -----------               -------------

         l Year            $    110                   $    106
         3 Years                343                        331
         5 Years                595                        574
        10 Years              1,317                      1,271

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT OBJECTIVES



The investment objective of the FBP CONTRARIAN EQUITY FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.



The investment objective of the FBP CONTRARIAN BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT SELECTION - EQUITY FUND AND BALANCED FUND. The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Advisor's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually include the equity securities of domestic, established companies.

The Advisor believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, the Advisor believes, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Advisor will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Advisor believes that:

(a) the anticipated price appreciation has been achieved or is no longer probable;

(b)  alternate investments offer superior total return prospects; or

(c) the risk of decline in market value is increased. In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Advisor allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments.

As a temporary defensive measure, when the Advisor determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Advisor will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Advisor believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Advisor's opinion. In determining whether an equity security is undervalued, the Advisor considers, among other things:

     o    research material generated by the brokerage community;
     o    investment and business publications and general investor attitudes;
     o valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios and dividend yield, compared to historical valuations and future prospects for the company as judged by the Advisor; and
     o    periodic company reports and announcements.

In order to implement the Funds' contrarian strategy, the Advisor allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Freshly identified contrarian securities will normally comprise approximately 25% of the equities held by the Funds. Such securities will be of companies which the Advisor believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Advisor's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise approximately 50% of the equities held by the Funds. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Advisor to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies will normally comprise approximately 25% of the equities held by the Funds. These once contrarian issues are now at or near the top of the Advisor's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Advisor's opinion, long term interest rates are expected by the Advisor to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the Advisor's opinion. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Advisor believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Advisor expects that U.S. Government Securities will normally comprise at least 10% of the Balanced Fund's total assets. "U.S. Government Securities" include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion.

OPTIONS. When the Advisor believes that individual portfolio securities within the Equity Fund and Balanced Fund are approaching the top of the Advisor's growth and price expectations, covered call options ("Calls") may be written
(sold) against such securities in a disciplined approach to selling portfolio securities.

When the Funds write a call, they receive a premium and agree to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Funds may realize a profit if the call it has written lapses unexercised, in which case the Funds keep the premium and retain the underlying security as well. If a call written by one of the Funds is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

RELATED RISKS

To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds. In addition, there is the risk that "out of favor" companies, selected by the Advisor, will never regain a favorable position in the market. The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000. The minimum for an Individual Retirement Account ("IRA") or self employed retirement plan ("Keogh Plan") is $1,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

     The Flippin, Bruce & Porter Funds
     c/o Shareholder Services
     P.O. Box 5354
     Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-443-4249 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a signed, completed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     Firstar Bank, NA
     ABA# 042000013
     For Williamsburg Investment Trust #485777056
     For either   FBP Contrarian Equity Fund or
                  FBP Contrarian Balanced Fund
     (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for the following money market funds:

     Institutional Government Income Fund (a series of Countrywide Investment Trust) - invests in short-term U.S. Government obligations and seeks high current income, consistent with protection of capital.

     Tax-Free Money Fund (a series of Countrywide Tax-Free Trust)-invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the Institutional Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $1,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Flippin, Bruce & Porter Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Equity Fund or the Balanced Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt by the Administrator of your request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.



SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, Lynchburg, Virginia 24505 (the "Advisor"), provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Advisor since the founding of the firm in 1985.

Compensation of the Advisor, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; on assets over $500 million, 0.50%.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens or residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  21.45      $  16.08      $  14.21      $  11.21      $  10.15
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.13          0.19          0.22          0.24          0.21
   Net realized and unrealized gains
      on investments ...............................        1.50          5.98          2.24          3.05          1.14
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.63          6.17          2.46          3.29          1.35
                                                        --------      --------      --------      --------      --------

Less distributions:
   Dividends from net investment income ............       (0.13)        (0.19)        (0.22)        (0.24)        (0.23)
   Distributions from net realized gains ...........       (0.38)        (0.61)        (0.37)        (0.05)        (0.06)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (0.51)        (0.80)        (0.59)        (0.29)        (0.29)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  22.57      $  21.45      $  16.08      $  14.21      $  11.21
                                                        ========      ========      ========      ========      ========

Total return .......................................       7.74%        38.90%        17.65%        29.54%        13.52%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 44,978      $ 35,322      $ 16,340      $  9,090      $  5,323
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a) .....       1.08%         1.12%         1.21%         1.25%         1.25%

Ratio of net investment income to average net assets       0.63%         1.04%         1.50%         1.89%         2.15%

Portfolio turnover rate ............................         18%           10%            9%           12%            9%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25%, 1.67% and 2.27% for the years ended March 31, 1997, 1996 and 1995, respectively.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  19.08      $  15.87      $  14.86      $  12.80      $  12.19
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.39          0.41          0.42          0.43          0.38
   Net realized and unrealized gains
      on investments ...............................        1.21          4.26          1.49          2.44          0.87
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.60          4.67          1.91          2.87          1.25
                                                        --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ............       (0.39)        (0.41)        (0.42)        (0.43)        (0.39)
   Distributions from net realized gains ...........       (0.93)        (1.05)        (0.48)        (0.38)        (0.25)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (1.32)        (1.46)        (0.90)        (0.81)        (0.64)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  19.36      $  19.08      $  15.87      $  14.86      $  12.80
                                                        ========      ========      ========      ========      ========

Total return .......................................       8.74%        30.22%        13.15%        22.86%        10.54%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 64,963      $ 55,940      $ 40,854      $ 35,641      $ 25,976
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ........       1.04%         1.04%         1.08%         1.17%         1.17%(a)

Ratio of net investment income to average net assets       2.05%         2.33%         2.65%         3.04%         3.10%

Portfolio turnover rate ............................         25%           21%           24%           17%           14%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P. O. Box 6138
Lynchburg, Virginia 24505
800-327-9375

ADMINISTRATOR
Countrywide Fund Services, Inc.
P. O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President and
  Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-443-4249.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-5685

                                 THE GOVERNMENT
                               STREET EQUITY FUND

                                 A No-Load Fund

                                   Prospectus
                                 August 1, 1999

                               Investment Advisor
                          T. Leavell & Associates, Inc.
                                  Founded 1979



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  August 1, 1999


                        THE GOVERNMENT STREET EQUITY FUND
                                 A NO-LOAD FUND

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.


                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama

                                TABLE OF CONTENTS

Risk/Return Summary........................................................... 3
Synopsis of Costs and Expenses................................................ 5
How to Purchase Shares........................................................ 6
How to Redeem Shares.......................................................... 8
How Net Asset Value is Determined............................................. 9
Management of the Fund........................................................10
Dividends, Distributions and Taxes............................................11
Financial Highlights..........................................................12
Application...................................................................

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. The Fund generally will remain fully invested in common stocks.

The Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Advisor combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock (to no more than approximately 4% of the portfolio). The result of the optimization is a portfolio that is broadly diversified.

The performance of the Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

Money market instruments may be purchased for temporary defensive purposes when the Advisor believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to general economic conditions, political stability and other factors. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium sized companies may be subject to wider price fluctuations.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since its inception and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart}

6.04%     3.15%    -2.78%     27.42%    21.48%    27.84%   23.73%

1992      1993      1994      1995      1996      1997     1998


During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.05% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 1999 is 10.62%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998


                                                             Since Inception
                                   One Year    Five Years    (June 3, 1991)
                                   --------    ----------    --------------
The Government Street
 Equity Fund                        23.73%       18.94%          15.19%
Standard & Poor's
 500 Index*                         28.58%       24.06%           19.8%




*The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.


SYNOPSIS OF COSTS AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                               0.60%
     Administrator's Fees                                          0.20%
     Other Expenses                                                0.05%
                                                                   -----
     Total Annual Fund Operating Expenses                          0.85%
                                                                   =====
EXAMPLE

This Example is intend to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1  years         $   87
                  3  years            271
                  5  years            471
                  10 years          1,049


HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $5,000 ($1,000 for an individual retirement account or self-employed retirement (KEOGH) plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Equity Fund, to:

         The Government Street Equity Fund
         c/o Shareholder Services
         P.O. Box 5354
         Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-443-4249 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Firstar Bank, N.A.
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For The Government Street Equity Fund
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With shareholder authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-443-4249 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of your request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application, and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633 (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.

Thomas W. Leavell is primarily responsible for managing the portfolio of the Fund. Mr. Leavell, who has served as portfolio manager since the Fund's inception, has been a principal of the Advisor since the founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; on assets over $100 million, 0.50%.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986 and will distribute all of its net income and realized capial gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S. The Fund expects that its distributions will consist primarily of capital gains.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  43.79      $  32.59      $  29.41      $  23.87      $  22.69
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.27          0.32          0.37          0.40          0.38
   Net realized and unrealized
      gains on investments ...................        6.01         12.28          4.50          5.75          1.19
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        6.28         12.60          4.87          6.15          1.57
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.27)        (0.32)        (0.36)        (0.40)        (0.39)
   Distributions from net realized gains .....       (1.70)        (1.08)        (1.33)        (0.21)           --
                                                  --------      --------      --------      --------      --------
Total distributions ..........................       (1.97)        (1.40)        (1.69)        (0.61)        (0.39)
                                                  --------      --------      --------      --------      --------
Net asset value at end of year ...............    $  48.10      $  43.79      $  32.59      $  29.41      $  23.87
                                                  ========      ========      ========      ========      ========

Total return .................................      14.81%        39.31%        16.94%        25.96%         7.02%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 90,707      $ 75,643      $ 49,629      $ 41,421      $ 31,473
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.85%         0.86%         0.89%         0.94%         0.91%
Ratio of net investment income
   to average net assets .....................       0.61%         0.82%         1.17%         1.50%         1.71%
Portfolio turnover rate ......................         22%           18%           20%           31%           55%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.00% for the year ended March 31, 1995.

THE GOVERNMENT STREET EQUITY FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

PORTFOLIO MANAGER
Thomas W. Leavell

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-443-4249.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009

File No. 811-5685

                                 THE GOVERNMENT
                                STREET BOND FUND


                                 A No-Load Fund


                                   Prospectus
                                 August 1, 1999


                               Investment Advisor
                          T. Leavell & Associates, Inc.
                                  Founded 1979



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  August 1, 1999


                         THE GOVERNMENT STREET BOND FUND
                                 A NO-LOAD FUND


The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.


                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama


                                TABLE OF CONTENTS

Risk/Return Summary........................................................... 3
Synopsis of Costs and Expenses................................................ 5
How to Purchase Shares........................................................ 6
How to Redeem Shares.......................................................... 8
How Net Asset Value is Determined............................................. 9
Management of the Fund........................................................10
Dividends, Distributions and Taxes............................................11
Additional Investment Information.............................................12
Financial Highlights..........................................................13
Application...................................................................

RISK/RETURN SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

The Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

In seeking to achieve the Fund's investment objectives, the Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities in the 4 highest quality ratings. These securities are referred to as "investment grade."

Under normal circumstances, approximately 40% of the Fund's total assets will be invested in U.S. Government Securities. These include U.S. Treasury Securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Advisor's market interest rate forecasts.

Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the bonds' relative interest rate spread over U.S. Treasury Securities of comparable maturity, and call features. In the event that a corporate fixed income security held by the Fund is downgraded and is no longer among the four highest ratings by at least two of the NRSROs, the Advisor has the discretion to determine whether the security will be sold or retained by the Fund. The corporate fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


The fixed income securities in which the Fund will invest are subject to fluctuation in value. Fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, and the Fund's net asset value would decrease.

Securities rated in the lower end of the "investment grade" category are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

The Fund is not intended to be a complete investment program and you could lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart]

6.34%       8.80%       -2.69%       15.46%       3.67%       7.83%        7.43%

1992        1993        1994         1995         1996        1997         1998

During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -2.38% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 1999 is -1.63%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998


                                                                 Since Inception
                                          One Year   Five Years   (June 3, 1991)
                                          --------   ----------   --------------

The Government Street                       7.43%       6.17%          7.32%
  Bond Fund
Lehman Government/
  Corporate Intermediate
  Bond Index*                               8.44%       6.60%          7.79%
90-Day Treasury Bill
  Index **                                  5.23%       5.22%          4.84%




*The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.
**The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills.


SYNOPSIS OF COSTS AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                                0.50%
     Administrator's Fees                                           0.20%
     Other Expenses                                                 0.03%
                                                                    -----
     Total Annual Fund Operating Expenses                           0.73%
                                                                    =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1  years         $ 75
                     3  years          233
                     5  years          406
                     10 years          906


HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening accounts from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is normally $5,000 ($1,000 for an individual retirement account ("IRA") or self-employed retirement plan ("Keogh")). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. If your order is received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time, you will purchase shares at the net asset value determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Bond Fund, to:

              The Government Street Bond Fund
              c/o Shareholder Services
              P.O. Box 5354
              Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-443-4249 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

              Firstar Bank, N.A.
              ABA# 042000013
              For Williamsburg Investment Trust #485777056
              For The Government Street Bond Fund
              (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-443-4249 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.



You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Fund.



SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633 (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Equity Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.

Mary Shannon Hope is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Advisor since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.

Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; on assets over $100 million, 0.40%.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue code of 1986 and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends on the last business day of each month. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S. The Fund expect that its distributions will consist primarily of income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

ADDITONAL INVESTMENT INFORMATION

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master note). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  21.06      $  20.47      $  20.87      $  20.33      $  20.87
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        1.27          1.32          1.34          1.35          1.35
   Net realized and unrealized
      gains (losses) on investments ..........       (0.16)         0.60         (0.40)         0.54         (0.53)
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        1.11          1.92          0.94          1.89          0.82
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (1.27)        (1.33)        (1.34)        (1.35)        (1.36)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  20.90      $  21.06      $  20.47      $  20.87      $  20.33
                                                  ========      ========      ========      ========      ========

Total return .................................       5.38%         9.61%         4.60%         9.43%         4.12%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 43,041      $ 36,908      $ 29,442      $ 28,718      $ 27,780
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ..       0.73%         0.74%         0.75%         0.76%         0.85%

Ratio of net investment income
   to average net assets .....................       6.01%         6.35%         6.44%         6.38%         6.68%

Portfolio turnover rate ......................         17%           10%           20%           10%           11%

THE GOVERNMENT STREET BOND FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

PORTFOLIO MANAGER
Mary Shannon Hope

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-443-4249.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-5685

                                   THE ALABAMA
                                    TAX FREE
                                    BOND FUND

                                 A NO-LOAD FUND

                                   Prospectus
                                 August 1, 1999

                               Investment Advisor
                          T. Leavell & Associates, Inc.
                                  Founded 1979


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  AUGUST 1, 1999


                         THE ALABAMA TAX FREE BOND FUND
                                 A NO-LOAD FUND

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama


                                TABLE OF CONTENTS

Risk/Return Summary..........................................................  3
Synopsis of Costs and Expenses...............................................  5
How to Purchase Shares.......................................................  6
How to Redeem Shares.........................................................  8
How Net Asset Value is Determined............................................ 10
Management of the Fund....................................................... 11
Additional Investment Information............................................ 12
Dividend and Capital Gain Distributions...................................... 14
Tax Status................................................................... 14
Financial Highlights......................................................... 16
Application..................................................................

RISK/RETURN SUMMARY

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers.

The securities will be rated in the 3 highest grades used by the recognized rating agencies (or unrated municipal securities that the Advisor determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be 3 to 10 years.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?


The net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates rise, the value of the Fund's portfolio can be expected to decline. There is also the risk that the issuer of a bond may not be able to make interest and principal payments when due.

Because the Fund invests primarily in bonds from the State of Alabama, it is particularly sensitive to political and economic factors that negatively affect Alabama. In addition, there is the risk that substantial changes in federal income tax law could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. If the Fund concentrates in a particular segment of the bond market, economic or political factors affecting one bond in that segment and may affect other bonds within the same segment. These factors may cause greater fluctuations in the Fund's value and may make the Fund more susceptible to any single risk.

The Fund is not intended to be a complete investment program and you could lose money by investing in the Fund.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to since the Fund's inception and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[bar chart}

-3.18%     12.42%      3.77%      6.32%      5.13%

1994       1995        1996       1997       1998

During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995, and the lowest return for a quarter was -3.17% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 1999 is -1.28%.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998


                                                             Since Inception
                                    One Year   Five Years  (January 15, 1993)
                                    --------   ----------  ------------------
The Alabama Tax Free
 Bond Fund                            5.13%      4.77%            5.31%
Lehman 7-Year G.O.
 Municipal Bond Index*                6.36%      5.83%            6.57%
Lehman 3-Year
 Municipal Bond Index**               5.20%      4.90%            5.10%

*The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-Year general obligation tax-exempt bonds.

**The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-Year tax-exempt bonds.

SYNOPSIS OF COSTS AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from
your investment).....................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management Fee..................................................  0.35
     Administrator's Fees............................................  0.20%
     Other Expenses..................................................  0.21%
                                                                       -----
     Total Annual Fund Operating Expenses............................  0.76%(1)
                                                                       =====

(1) The Advisor has voluntarily agreed to waive all or a portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 0.65% of the Fund's average net assets. The Advisor reserves the right to terminate this waiver or any reimbursement at any time in the Advisor's sole discretion.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 years           $ 78
                       3 years            243
                       5 years            422
                       10 years           942

HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening accounts from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on an U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares were cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Alabama Tax Free Bond Fund, to:

         The Alabama Tax Free Bond Fund
         c/o Shareholder Services
         P.O. Box 5354
         Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-443-4249 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Firstar Bank, N.A.
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For The Alabama Tax Free Bond Fund
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.


ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-443-4249 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Alabama Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents,  if required in the case of estates, trusts
guardianships,    custodianships,    corporations,   partnerships,   and   other
organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.



SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000, or a change in registration or standing instructions for your account. Signature guarantees are required for (1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Municipal Obligations will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, Municipal Obligations may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633 (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Government Street Equity Fund (two series of the Trust), the subjects of separate prospectuses.

Timothy S. Healey is primarily responsible for managing the portfolio of the Fund and also acted in this capacity for the Predecessor Fund. Mr. Healey is a Vice President of the Advisor and has been a portfolio manager with the firm since 1986. Prior to joining the Advisor, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a BS, Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.

Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; on assets over $100 million, 0.25%. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements.

ADDITIONAL INVESTMENT INFORMATION

The Fund invests primarily in:

(a) Tax-exempt securities which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings; and

(b) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Fund will invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Fund may purchase Municipal Obligations, the interest on which may be subject to the alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt).

With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

For additional information about Municipal Obligations, see the Statement of Additional Information.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

Each month the Fund distributes a dividend substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. You may elect to receive dividends and capital gain distributions in either cash or additional shares. The Fund expects that its distributions will consist primarily of investment income.

TAX STATUS

Because the Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income taxes as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                       Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
                                                  --------      --------      --------      --------      --------
Net asset value at beginning of year .........    $  10.49      $  10.18      $  10.23      $   9.96      $   9.96
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.44          0.44          0.43          0.42          0.45
   Net realized and unrealized
      gains (losses) on investments ..........        0.05          0.31         (0.05)         0.27            --
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        0.49          0.75          0.38          0.69          0.45
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.44)        (0.44)        (0.43)        (0.42)        (0.45)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  10.54      $  10.49      $  10.18      $  10.23      $   9.96
                                                  ========      ========      ========      ========      ========

Total return .................................       4.73%         7.44%         3.82%         7.02%         4.66%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 21,560      $ 19,938      $ 16,801      $ 15,480      $ 12,816
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.65%         0.65%         0.66%         0.75%         0.75%

Ratio of net investment income
   to average net assets .....................       4.16%         4.19%         4.24%         4.11%         4.56%

Portfolio turnover rate ......................          7%            2%            6%            4%           36%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.75%, 0.78%, 0.86% and 1.05% for the years ended March 31, 1999,
     1998, 1997, 1996 and 1995, respectively.

[Back Cover]

THE ALABAMA TAX FREE BOND FUND

INVESTMENT ADVISOR
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

PORTFOLIO MANAGER
Timothy S. Healey

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-443-4249.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-5685

                            THE DAVENPORT EQUITY FUND

                                   PROSPECTUS

                                 August 1, 1999

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                  AUGUST 1, 1999

                            THE DAVENPORT EQUITY FUND
                                 A NO-LOAD FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR

                             Davenport & Company LLC
                               Richmond, Virginia

The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference.

                                TABLE OF CONTENTS

Risk/Return Summary.......................................................
Synopsis of Costs and Expenses............................................
Investment Objective, Principal Investment Strategies
 and Risk Considerations..................................................
How to Purchase Shares....................................................
How to Redeem Shares......................................................
How Net Asset Value is Determined.........................................
Management of the Fund....................................................
Dividends, Distributions and Taxes........................................
Financial Highlights......................................................
Application...............................................................

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, the Fund will have at least 65% of its assets in common stocks which according to the Advisor's analysis show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios
     o    rate of earnings growth
     o    depth of management
     o    a company's past financial stability
     o    a company's present and projected position within its industry
     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.

The Advisor may invest a portion of the Fund's portfolio in fixed-income securities and money market instruments. Money market instruments are used when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

When the Fund invests in small, unseasoned companies there is the potential for rapid growth; however, these companies often involve higher risks because they lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, many smaller companies are only traded over-the-counter or on a regional securities exchange thus exposing the Fund to greater price fluctuations than larger cap companies traded over the larger exchanges.

When the Fund invests in fixed-income securities, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in common stocks might achieve. Fixed-income securities fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities and, conversely, a decrease in interest rates may cause an increase in the market value of the fixed-income securities.

An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.

Performance Summary

The Fund is not permitted to report performance information in this section until it has completed one calendar year of operation.

SYNOPSIS OF COSTS AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment):                      None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets):

Management Fees...........................................     0.75%
Fees......................................................     0.20%
Other Expenses............................................     0.19%
                                                               -----
Total Fund Operating Expenses.............................     1.14%
                                                               =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year            3 Years            5 years          10 years
       ------            -------            -------          --------
        $116              $362               $628             $1,386


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a well-diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.


The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the fund's shares.

EQUITY SELECTION. Normally the Fund will invest at least 65% of its total assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     1.   The price-earnings ratio;
     2.   The rate of earnings growth;
     3.   The depth of management;
     4.   The company's past financial stability;
     5.   The company's present and projected position within its industry; and
     6.   The dividend record.

Selection of equity securities is made by the Investment Policy Committee and the portfolio manager. The Investment Policy Committee is comprised of 5 individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members and the portfolio manager meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.

The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS CHARGED to investors. You may obtain assistance in opening an account from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund. The minimum initial investment in the Fund is $10,000 ($2,000 for tax-deferred retirement plans). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

               The Davenport Equity Fund
               c/o Davenport & Company LLC
               One James Center
               901 East Cary Street
               Richmond, Virginia 23219
               Attention: John P. Ackerly

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

              Firstar Bank, N.A.
              ABA# 042000013
              For Davenport Equity Fund #485777056
              (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and of the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. All redemption orders received by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $10,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Administrator, at 1-800-281-3217, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Davenport Equity Fund, c/o Davenport & Company LLC, One James Center, 901 East Cary Street, Richmond, Virginia 23219. Your request for redemption must include:

     1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   any required signature guarantees (see "Signature Guarantees"); and

     3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund or the Administrator may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) by purchasing by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt by the Administrator of your request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

The Fund may suspend redemption privileges or postpone the date of payment (1) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Administrator.

If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Administrator reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. Obligations held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business; as a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Fund is not open for business. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

Joseph L. Antrim is primarily responsible for managing the portfolio of the Fund in consultation with the Advisor's Investment Policy Committee. The members of the Advisor's Investment Policy Committee are:


JOHN P. ACKERLY IV, CFA, 35, is a graduate of the University of Virginia and received his MBA from Virginia Commonwealth University. He began his investment career as a Portfolio Manager with Central Fidelity Bank. Mr. Ackerly is a First Vice President and a Portfolio Manager with the Advisor.


JOSEPH L. ANTRIM, CFA, 53, is a graduate of the University of Virginia and began his investment career with Chemical Bank in New York City in 1968. Subsequently he joined Branch & Co., a Richmond brokerage firm, as a securities analyst. Mr. Antrim became associated with the Advisor when Branch & Co. was merged with the Advisor in 1975. Mr. Antrim is an Executive Vice President, member of the Executive Committee, and Director of the Advisor and manages the Advisor's Investment Advisory division.

MICHAEL S. BEALL, CFA, CPA, 44, graduated from the University of Virginia with undergraduate and masters degrees in accounting. Prior to joining the Advisor in 1980, he was employed by a "Big Six" accounting firm. Mr. Beall is an Executive Vice President, member of the Executive Committee and a Director of the Advisor.

BEVERLEY B. MUNFORD III, CFA, 71, graduated from the University of Virginia in 1950 and has spent his entire career with the Advisor. Mr. Munford is Vice Chairman of the Advisor and a former member of the Executive Committee. Mr. Munford also serves as a Trustee of the Advisor's Employee Profit-Sharing Plan.


DAVID M. WEST, CFA, 44, is a graduate of the University of North Carolina at Chapel Hill and received his MBA from The College of William and Mary. He worked at several regional banks prior to starting his career in the investment business in 1984. He joined the Advisor in 1990 and is a Senior Vice President and Director of the Advisor.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets.

The Advisor's address is One James Center, 901 East Cary Street, Richmond, Virginia 23219.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly. Net capital gains, if any, are distributed annually.

The Fund will make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                     SELECTED PER SHARE DATA AND RATIOS FOR
                   A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        YEAR         PERIOD
                                                        ENDED        ENDED
                                                      MARCH 31,     MARCH 31,
                                                        1999        1998 (a)
--------------------------------------------------------------------------------
Net asset value at beginning of period                $  11.14      $  10.00
                                                      --------      --------
Income from investment operations:
   Net investment income                                  0.06          0.01
   Net realized and unrealized gains on investments       0.88          1.13
                                                      --------      --------
Total from investment operations                          0.94          1.14
                                                      --------      --------
Less distributions:
   Dividends from net investment income                  (0.06)           --
   Distributions from net realized gains                 (0.01)           --
                                                      --------      --------
Total distributions                                      (0.07)           --
                                                      --------      --------

Net asset value at end of period                      $  12.01      $  11.14
                                                      ========      ========

Total return                                             8.53%        11.40%
                                                      ========      ========

Net assets at end of period (000's)                   $ 56,358      $ 24,694
                                                      ========      ========

Ratio of net expenses to average net assets(b)           1.14%         1.15%(c)

Ratio of net investment income to average net assets     0.64%         0.76%(c)

Portfolio turnover rate                                    15%           17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

Additional information about the Fund is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Funds' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-281-3217 (Nationwide).

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-5685

                                                                  PROSPECTUS
                                                                  AUGUST 1, 1999

                               THE JAMESTOWN FUNDS
                                  NO-LOAD FUNDS

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia


                                TABLE OF CONTENTS

Risk/Return Summary........................................................... 2
Synopsis of Costs and Expenses................................................ 6
Investment Objectives, Principal Investment
  Strategies and Related Risks................................................ 7
How to Purchase Shares........................................................18
How to Redeem Shares..........................................................20
How Net Asset Value is Determined.............................................22
Management of the Funds.......................................................22
Tax Status of Tax Exempt Virginia Fund........................................25
Dividends, Distributions and Taxes............................................27
Financial Highlights..........................................................28
Application...................................................................

These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own investment objectives and policies.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The JAMESTOWN BALANCED FUND's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The JAMESTOWN EQUITY FUND's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The JAMESTOWN INTERNATIONAL EQUITY FUND's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The JAMESTOWN TAX EXEMPT VIRGINIA FUND's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Jamestown Balanced Fund
-----------------------
The percentage of assets of the Balanced Fund invested in equities and fixed income securities is varied according to the Advisor's judgment of market and economic conditions. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

Jamestown Equity Fund
---------------------
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations.

Jamestown International Equity Fund
-----------------------------------
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection.

The Fund will seek to control risk by diversifying its assets among 12 or more countries and approximately 80 stocks, and by possibly purchasing forward currency exchange contracts to hedge against anticipated currency fluctuations.

Jamestown Tax Exempt Virginia Fund
----------------------------------
At least 65% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 15 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Jamestown Balanced Fund
-----------------------
The portion of the Balanced Fund's portfolio invested in equity securities will fluctuate in response to stock market movements, and the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed income securities. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

Jamestown Equity Fund
---------------------
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

Jamestown International Equity Fund
-----------------------------------
Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

Jamestown Tax Exempt Virginia Fund
----------------------------------
Due to the Tax Exempt Virginia Fund's controlled duration and high quality standards, it expects to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios. Prospective investors should be aware that the net asset value of the shares of the Fund will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

JAMESTOWN BALANCED FUND

-2.59%   22.52%   8.32%   4.35%   0.11%   29.22%   15.75%   16.27%   18.27%
[bar chart]
 1990    1991     1992    1993    1994    1995     1996     1997     1998

During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.33% during the quarter ended September 30, 1990.


The year-to-date return through June 30, 1999 is 3.74%.


JAMESTOWN EQUITY FUND

2.06%   1.12%   34.27%   21.06%   25.53%   23.97%
[bar chart]
1993    1994    1995     1996     1997     1998

During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -14.56% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 1999 is 5.51%.


JAMESTOWN INTERNATIONAL EQUITY FUND

12.43%   23.95%
[bar chart]
1997     1998

During the period shown in the bar chart, the highest return for a quarter was 18.11% during the quarter ended December 31, 1998 and the lowest return for a quarter was -13.79% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 1999 is 6.43%.


JAMESTOWN TAX EXEMPT VIRGINIA FUND

-3.69%   12.21%   3.87%   7.07%   5.40%
[bar chart]
1994     1995     1996    1997    1998

During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 1999 is -1.23%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998


                                                    Since      Inception
                            One Year   Five Years   Inception  Date
                            --------   ----------   ---------  ----

Balanced Fund                18.27%      16.25%       12.44%   July 3, 1989
Standard & Poor's
  500 Index(1)               28.58%      24.06%       18.39%

Equity Fund                  23.97%      20.66%       17.41%   December 1, 1992
Standard & Poor's
  500 Index(1)               28.58%      24.06%       21.53%

Tax Exempt Virginia Fund      5.40%       4.85%        5.07%   September 1, 1993
Lehman Municipal
  Bond Index(2)               6.48%       6.22%        6.32%

International Equity Fund    23.95%        n/a        12.07%   April 16, 1996
Morgan Stanley Europe,
  Australia and Far East
  ("EAFE") Index(3)          20.00%        n/a         7.71%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.

(2) The Lehman Municipal Bond Index is an unmanaged index of approximately 15,000 bonds widely recognized as a broad measure of the municipal bond market.
(3) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.




SYNOPSIS OF COSTS AND EXPENSES

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):

     Balanced          Equity           Tax Exempt              International
     Fund              Fund             Virginia Fund           Equity Fund
     ----              ----             -------------           -----------
     None              None             None                    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                   Balanced     Equity     Tax Exempt    International
                                     Fund        Fund     Virginia Fund   Equity Fund
                                     ----        ----     -------------   -----------
Investment Advisory Fees             0.65%       0.65%        0.40%          1.00%
Administrator's Fees                 0.20%       0.20%        0.15%          0.20%
Other Expenses                       0.03%       0.07%        0.18%          0.31%
                                     -----       -----        -----          -----
Total Fund Operating Expenses        0.88%       0.92%        0.73%          1.51%
                                     =====       =====        =====          =====


EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          Balanced     Equity     Tax Exempt      International
                            Fund        Fund     Virginia Fund     Equity Fund
                            ----        ----     -------------     -----------

1  Year ............       $   90      $   94        $  75            $  154
3  Years............          281         293          233               477
5  Years............          488         509          406               824
10 Years............        1,084       1,131          906             1,802


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The investment objectives of the JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of the JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

EQUITY FUND AND BALANCED FUND
-----------------------------

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long-term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions and projected earnings growth. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." U.S. Government Securities include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to the Funds' shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating less than A will be acquired if, as a result, more than 10% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other debt instruments is great, then U.S. Government agency securities (which will have higher yields than U.S. Treasuries of the same maturity) or corporate bonds are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor analyzes the projected total return relationships between 4-year stock market total returns (using the S&P 500 as a proxy for the market) and U.S. Treasury Notes with a 4-year maturity. A 4-year time frame is used in the Advisor's total return projections because the Advisor believes 4 years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. The Advisor uses a dividend discount model, based upon historical S&P 500 price to dividend relationships, to project four-year stock market total returns. This model compares the Advisor's projected S&P 500 four-year dividend streams and resulting computer generated fourth year S&P 500 Index values to the current S&P 500 Index value to derive estimates of the total return potential from stocks.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

INTERNATIONAL EQUITY FUND
-------------------------

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

Oechsle International Advisors, LLC (the "Sub-Advisor") believes that investors must scan the world for investment opportunities. International diversification is important because:

     (1) non-U.S. stocks now account for more than 60 percent of the world's stock market capitalization; and

     (2) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.

In 1967, the United States represented 70 percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 1980 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 50% of a much larger world market. By the end of 1996, the U.S. percentage had declined further to approximately 45%. Therefore, non-U.S. stocks, now nearly twice the amount of U.S. stocks in terms of market capitalization, represent a large, increasingly significant pool presenting opportunities which investors can no longer ignore.

The Sub-Advisor believes that international diversification significantly reduces risk and potentially improves returns. Over the last 25 years, non-U.S. stocks, as measured by the Morgan Stanley Europe, Australia and Far East ("EAFE") Index, have outperformed U.S. equities, as measured by the S&P 500 Index, by a large margin. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.

Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1996, U.S. pension funds had invested nearly 11% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next 5 years.

The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The world's financial markets continually change, and it is the job of the fund manager to understand and act upon these changing trends. Over the last 25 years:

- major inflation in the United States and Europe during the 1970s decimated the performance of common stocks, resulting in major gains in "hard assets";

- a disinflationary period in the 1980s provided some of the best returns of this century for common stocks both in Europe and the United States;

- the economies and securities markets of Japan and other Pacific Rim countries performed spectacularly;

- Latin America reversed decades of economic stagnation in the mid-to late-1980s as a result of dramatic political and economic changes; and

-    technology   transformed   political,   economic  and  financial   patterns
     worldwide.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Three primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars:

     (1) A positive monetary environment that is likely to stimulate economic growth;

     (2) Accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth; and

     (3)  The demand and supply relationship for equities in each country.

The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the EAFE Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investments among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 700 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

CERTAIN RISK CONSIDERATIONS

Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

TAX EXEMPT VIRGINIA FUND
------------------------

The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 65% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc.("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.


The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.


MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).



SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Countrywide Fund Services, Inc. (the "Administrator") by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Jamestown Funds
                           c/o Shareholder Services
                           P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-443-4249 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed account application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Firstar Bank, N.A.
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For the (name of Fund)
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.



HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If you bring your account value up to $5,000 or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt by the Administrator of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.



You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.



SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise; they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc., (the "Advisor"), provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


BALANCED FUND - Henry C. Spalding, Jr. and Charles M. Caravati III, CFA, are primarily responsible for managing that portion of the Balanced Fund invested in equity securities. Mr. Spalding was Executive Vice President of the Advisor since 1988 and became Managing Director in 1998. Mr. Caravati has been in various positions with the Advisor since 1992. E. Christian Goetz, CFA, is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since December 1, 1998. Mr. Goetz has been a portfolio manager of the Advisor since June 1997. He was previously employed as a portfolio manager by Crestar Asset Management and by Virtus Capital Management.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%.


EQUITY FUND - Charles M. Caravati III, CFA, and Henry C. Spalding, Jr. are primarily responsible for managing the portfolio of the Equity Fund. Mr. Spalding was Executive Vice President of the Advisor since 1988 and became Managing Director in 1998.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%.

INTERNATIONAL EQUITY FUND - Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor.

Walter Oechsle, who has 37 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International
Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established the Sub-Advisor. The founding partners of the Sub-Advisor have an average tenure of sixteen years with the current investment team. The Sub-Advisor has twenty investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor manages over $12 billion in international assets in separately managed and commingled accounts for private and institutional investors. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND - Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Walk is a Portfolio Manager of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.


YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most older computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Advisor and other service providers have not been converted to meet the requirements of the new century. The Advisor has evaluated its internal systems and expects them to handle the change of millennium. The Advisor is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Advisor currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements.


TAX STATUS OF TAX EXEMPT VIRGINIA FUND

FEDERAL INCOME TAXES. Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. The Fund will have a business location in Virginia and will be subject to the income tax laws of that state. A regulated investment company generally will not be required to pay any Virginia income tax so long as it (1) does not have to pay any federal income tax and (2) receives no interest income that is exempt from federal income tax but is not exempt from Virginia income tax, such as federally tax-exempt interest on obligations of a state other than Virginia.

Set forth below is a brief description of the personal income tax status of an investment in the Fund under Virginia tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

The Virginia Department of Taxation has ruled that, under existing Virginia law, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code and 50% or more of the value of the total assets of the Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund will not be subject to Virginia personal income taxes to the extent that such dividends are either (1) excludable from gross income for federal income tax purposes and attributable to interest on obligations issued by the Commonwealth of Virginia or any of its political subdivisions or instrumentalities or obligations issued by Guam, Puerto Rico or the United States Virgin Islands or (2) attributable to interest on obligations issued by the United States or any authority, commission, or instrumentality of the United States in the exercise of borrowing power, and backed by the full faith and credit of the United States. For shareholders who are subject to Virginia income tax, dividends received from the Fund (whether paid in cash or reinvested in additional shares) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of dividends excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income tax.

Capital gains distributed by the Fund and gain recognized on the sale or other disposition of shares of the Fund generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund (1) will not be deductible for Virginia income tax purposes to the extent that such interest expense relates to the portions of dividends received from the Fund exempt from Virginia income tax and (2) will be deductible for Virginia income tax purposes as an offset against the portions of the dividends received from the Fund attributable to interest income not exempt from Virginia income taxation to the extent that such interest expense is not deducted in determining federal taxable income and is related to such non-exempt portions.

The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Virginia tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Virginia tax laws. The Code, Treasury regulations, and Virginia tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Tax Exempt Virginia Fund intends to declare dividends on each business day and to pay such dividends monthly. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   17.38      $   15.17      $   14.77      $   12.76      $   12.15
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.34           0.37           0.35           0.36           0.33
   Net realized and unrealized gains
      on investments ...............................         0.95           4.31           1.45           2.50           0.90
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.29           4.68           1.80           2.86           1.23
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.34)         (0.37)         (0.35)         (0.36)         (0.33)
   Distributions from net realized gains ...........        (0.21)         (2.10)         (1.05)         (0.49)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (2.47)         (1.40)         (0.85)         (0.62)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   18.12      $   17.38      $   15.17      $   14.77      $   12.76
                                                        =========      =========      =========      =========      =========

Total return .......................................        7.56%         32.42%         12.29%         22.79%         10.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $ 112,804      $ 101,408      $  70,654      $  61,576      $  52,062
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.88%          0.90%          0.91%          0.93%          0.99%

Ratio of net expenses to average net assets (a) ....        0.86%          0.87%          0.87%          0.88%          0.96%

Ratio of net investment income to average net assets        1.95%          2.21%          2.31%          2.52%          2.72%

Portfolio turnover rate ............................          69%            90%            58%            72%            95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   20.16      $   15.66      $   13.96      $   11.29      $   10.19
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.07           0.11           0.13           0.15           0.10
   Net realized and unrealized gains
      on investments ...............................         1.60           6.47           2.00           2.98           1.15
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.67           6.58           2.13           3.13           1.25
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.07)         (0.11)         (0.13)         (0.15)         (0.12)
   Distributions from net realized gains ...........           --          (1.97)         (0.30)         (0.31)         (0.03)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.07)         (2.08)         (0.43)         (0.46)         (0.15)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   21.76      $   20.16      $   15.66      $   13.96      $   11.29
                                                        =========      =========      =========      =========      =========

Total return .......................................        8.33%         43.74%         15.27%         28.00%         12.33%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  63,416      $  52,214      $  31,180      $  17,857      $   8,111
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.92%          0.93%          0.98%          1.14%          1.99%

Ratio of net expenses to average net assets ........        0.89%(a)       0.90%(a)       0.92%(a)       1.01%(a)       1.44%(b)

Ratio of net investment income to average net assets        0.35%          0.60%          0.85%          1.27%          1.18%

Portfolio turnover rate ............................          66%            59%            44%            54%            48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(b) Ratios were determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   10.16      $    9.83      $    9.85      $    9.68      $    9.61
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.43           0.44           0.45           0.45           0.44
   Net realized and unrealized gains (losses)
      on investments ...............................         0.07           0.33          (0.02)          0.17           0.07
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         0.50           0.77           0.43           0.62           0.51
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.43)         (0.44)         (0.45)         (0.45)         (0.44)
   Distributions from net realized gains ...........        (0.01)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.44)         (0.44)         (0.45)         (0.45)         (0.44)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   10.22      $   10.16      $    9.83      $    9.85      $    9.68
                                                        =========      =========      =========      =========      =========

Total return .......................................        4.92%          8.00%          4.39%          6.51%          5.47%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  25,626      $  18,213      $  11,197      $   8,779      $   7,712
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets (a) ....        0.73%          0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net assets        4.17%          4.40%          4.51%          4.57%          4.64%

Portfolio turnover rate ............................          31%            33%            24%            14%            97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                                 YEAR           YEAR         PERIOD
                                                                 ENDED          ENDED         ENDED
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                 1999           1998          1997(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $   12.61      $    9.81      $   10.00
                                                               ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ...........................         0.05          (0.01)         (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ...............         1.04           2.91          (0.14)
                                                               ---------      ---------      ---------
Total from investment operations ..........................         1.09           2.90          (0.15)
                                                               ---------      ---------      ---------

Less distributions:
   Dividends from net investment income ...................        (0.07)         (0.10)         (0.04)
                                                               ---------      ---------      ---------

Net asset value at end of period ..........................    $   13.63      $   12.61      $    9.81
                                                               =========      =========      =========

Total return ..............................................         8.67%         29.67%       (1.56)%(c)
                                                               =========      =========      =========

Net assets at end of period (000's) .......................    $  54,019      $  42,543      $  29,290
                                                               =========      =========      =========

Ratio of net expenses to average net assets (b) ...........        1.51%          1.56%          1.60%(c)

Ratio of net investment income (loss) to average net assets        0.38%        (0.05)%        (0.15)%(c)

Portfolio turnover rate ...................................          39%            47%            70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

THE JAMESTOWN FUNDS

INVESTMENT ADVISOR
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-443-4249.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-5685

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND

                                 August 1, 1999

                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                Table of Contents
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES.............................................2
DESCRIPTION OF BOND RATINGS....................................................7
INVESTMENT LIMITATIONS.........................................................9
TRUSTEES AND OFFICERS.........................................................11
INVESTMENT ADVISER............................................................15
ADMINISTRATOR.................................................................16
DISTRIBUTOR...................................................................16
OTHER SERVICES................................................................17
BROKERAGE.....................................................................17
SPECIAL SHAREHOLDER SERVICES..................................................18
PURCHASE OF SHARES............................................................21
REDEMPTION OF SHARES..........................................................21
NET ASSET VALUE DETERMINATION.................................................22
ALLOCATION OF TRUST EXPENSES..................................................22
ADDITIONAL TAX INFORMATION....................................................23
CAPITAL SHARES AND VOTING.....................................................24
CALCULATION OF PERFORMANCE DATA...............................................25
FINANCIAL STATEMENTS AND REPORTS..............................................27

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") dated August 1, 1999. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both the FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies which are well established, more experienced and better financed. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL

PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are rated lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Balanced Fund's net assets and the Balanced Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgment, improving.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

                                      -10-


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                      -11-

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

                                      -12-

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 12, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Equity Fund and less than 1% of the then-outstanding shares of the Balanced Fund. On the same date, The Trust Company of Knoxville, P. O. Box 789, Knoxville, Tennessee 37901, owned of record 10.5% of the then-outstanding shares of the Equity Fund.

                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser, with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1999, 1998, 1997 and 1996, the Equity Fund paid the Adviser advisory fees of $288,068, $184,384, $89,290 (which was net of voluntary fee waivers of $5,300) and $21,816 (net of voluntary fee waivers of $27,849), respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the Balanced Fund paid the Adviser advisory fees of $435,257, $365,477 and $293,819, respectively.

John M. Flippin, John T. Bruce and R. Gregory Porter, III own all the capital stock of the Adviser and therefore control the Adviser. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer or issuer to place the orders.

The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received fees of $73,470, $48,798 and $26,614, respectively, from the Equity Fund and $105,848, $91,365 and $75,049 respectively, from the Balanced Fund.

                                   DISTRIBUTOR

CW Fund Distributors, Inc. (the "Distributor"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. Tina
D. Hosking is an officer of both the Trust and the Distributor.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of ten funds, or series, to be issued. Shares of all ten series have currently been issued in addition to the Equity Fund and the Balanced Fund described in this Prospectus; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and the Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisers or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Balanced Fund was $43,130, $20,094 and $14,442, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Equity Fund was $45,762, $36,236 and $14,989, respectively.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commission to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long term or short term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                        The Flippin, Bruce & Porter Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.


                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.


If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share of each Fund is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government securities may not be taxable for state income tax purposes. Other state income tax implications and federal income tax implications may apply. You should consult your tax advisor for further information.


                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n = ERV. The average annual total return quotations for the Equity Fund for the one, five and since inception(July 30, 1993) for period ended March 31, 1999 are 7.74%, 20.96% and 18.89%, respectively. The average annual total return quotations for the Balanced Fund for the one, five and since inception (July 3, 1989) period ended March 31, 1999, are 8.74%, 16.82% and 12.36%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation): it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1999 were 1.89% and .65%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products.
Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                                      The
                            Flippin, Bruce & porter
                                     Funds
                                     [LOGO]


                                 Annual Report
                                 March 31, 1999


--------------------------
FBP Contrarian Equity Fund
--------------------------

----------------------------
FBP Contrarian Balanced Fund
----------------------------

LETTER TO SHAREHOLDERS                                              MAY 17, 1999
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ended March 31,1999. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

--------------------------------------------------------------------------------
                                      Twelve Months   Three Years     Five Years
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund                 7.74%         20.75%          20.96%
FBP Contrarian Balanced Fund               8.74%         17.01%          16.82%
--------------------------------------------------------------------------------

REVIEW AND OUTLOOK

Over the course of the past year, we have witnessed events that usually would result in poorly performing financial markets. Economic weakness in most of the emerging markets, political uncertainty in the United States and other countries, and increased volatility in the markets were pushed aside by low inflation, low interest rates and a powerful U.S. economy. Large growth companies performed particularly well, gaining 18.5% as measured by the S&P 500's total return. However, results were far from even as the Value Line Composite, a broader measure of companies, fell 18.1%, lagging far behind.

The outlook for the U.S. economy is quite positive. As the fear of a recession subsided late in 1998, most economists increased their GDP forecasts to around 3% for 1999. The pace for the first quarter was well above this, so the economy should moderate as the year progresses. The strength in the economy is being fueled by the consumer as spending is being boosted by employment growth and rising confidence. Also, the manufacturing sector is beginning to show signs of improvement as Asian economies stabilize and domestic demand strengthens.

The Federal Reserve remains neutral, letting the markets set the level of interest rates. It was the Fed's swift reaction to last fall's liquidity crisis that allowed our markets to recover as sharply as they have. By reducing interest rates, as well as coaxing other nations to do the same, they stemmed the fear of a global recession and possible deflation. The Federal Reserve is now in a monitoring mode. While concerned over the possibility of renewed inflation accompanying a pickup in global growth, they seem content with the continued low domestic inflation rate. Interest rates appear to have reached their lows last October, and have risen recently due to international events and a stronger economy. With the current level of interest rates, we continue to remain defensive with our bond purchases in the Balanced Fund, looking for high coupon callable corporate bonds or short-term government issues.

As we have looked at the valuation of the stock market over the past year, we have seen two entirely different worlds. The narrow segment of the market that has provided the bulk of the leadership (large quality growth issues) appears overvalued to us. While these companies deserve a premium valuation to the market, the premium has become excessive by almost any standard. The pharmaceutical, technology and communication services groups are trading at very high earnings multiples and are discounting long-term earnings growth rates that will be very difficult to achieve. Conversely, the broader market has been more reasonably priced, with many companies trading under 15 times earnings and at low measures of their price to book, cash flow and sales. Over the years, stocks purchased at these valuation ranges have proven to be good long-term investments.

Since March 31, investors have been shifting their interest to a broader group of value stocks as they gain confidence in sustainable worldwide economic growth. Many of the former market leaders have begun to underperform. This broadening out of the market based on improving economic growth has been a multi-year process in the past. Only time will tell if the duration of this change is a lengthy one. However, Asian economies are stabilizing, Japan's and other emerging markets' equities are recovering and U.S. manufacturing appears to be increasing.

Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce
John T. Bruce, CFA
Vice President-Portfolio Manager

COMPARATIVE CHARTS

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                           FBP Contrarian Equity Fund
--------------------------------------------------------------------------------
Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
FBP Contrarian Equity Fund                                  $26,668
Standard & Poor's 500 Index                                 $32,513
Consumer Price Index                                        $11,405
--------------------------------------------------------------------------------

                      -------------------------------------
                           FBP Contrarian Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.74%     20.96%         18.89%
                      -------------------------------------

              *Initial public offering of shares was July 30, 1993.

            Past performance is not predictive of future performance.


                          FBP Contrarian Balanced Fund
--------------------------------------------------------------------------------
Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
FBP Contrarian Equity Fund                                  $31,127
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,291
--------------------------------------------------------------------------------

                      -------------------------------------
                          FBP Contrarian Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.74%     16.82%          12.36%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES        COMMON STOCKS -- 95.3%                               VALUE
--------------------------------------------------------------------------------
                  CHEMICALS -- 3.0%
     7,000        Dow Chemical Company ........................     $   652,312
    11,500        Ethyl Corporation ...........................          48,875
    16,400        Great Lakes Chemical Corporation ............         602,700
     3,900        Octel Corporation(a) ........................          47,775
                                                                    -----------
                                                                      1,351,662
                                                                    -----------
                  COMMERCIAL BANKING -- 12.3%
    23,960        Banc One Corporation ........................       1,319,298
    22,000        BankAmerica Corporation .....................       1,553,750
    16,000        Chase Manhattan Corporation .................       1,301,000
    21,250        Citigroup, Inc. .............................       1,357,344
                                                                    -----------
                                                                      5,531,392
                                                                    -----------
                  COMMUNICATIONS-- 3.1%
    11,500        GTE Corporation .............................         695,750
    18,000        Harris Corporation ..........................         515,250
    40,000        Paging Network, Inc.(a) .....................         187,500
                                                                    -----------
                                                                      1,398,500
                                                                    -----------
                  COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 13.3%
    25,620        Compaq Computer Corporation .................         811,834
    20,000        Electronic Data Systems Corporation .........         973,750
     9,000        Hewlett-Packard Company .....................         610,313
    13,000        International Business Machines Corporation(b)      2,304,250
    50,000        Novell, Inc.(a) .............................       1,259,375
                                                                    -----------
                                                                      5,959,522
                                                                    -----------
                  CONSUMER GOODS & SERVICES-- 6.5%
    74,000        Cendant Corporation(a) ......................       1,165,500
    19,000        Philip Morris Companies, Inc. ...............         668,563
    40,000        Shaw Industries, Inc. .......................         740,000
    13,000        UST, Inc. ...................................         339,625
                                                                    -----------
                                                                      2,913,688
                                                                    -----------
                  DRUGS/MEDICAL EQUIPMENT-- 13.3%
     7,000        Allergan, Inc. ..............................         615,125
    19,000        Amgen, Inc.(a) ..............................       1,422,625
    16,000        Bristol-Myers Squibb Company ................       1,029,000
     6,000        Johnson & Johnson ...........................         562,125
    35,000        Mallinckrodt, Inc. ..........................         931,875
     7,600        Merck & Company, Inc. .......................         609,425
    13,000        Pharmacia & Upjohn, Inc. ....................         810,875
                                                                    -----------
                                                                      5,981,050
                                                                    -----------
                  DURABLE GOODS -- 2.2%
     4,000        General Electric Company ....................         442,500
    12,325        Waste Management, Inc.(a) ...................         546,922
                                                                    -----------
                                                                        989,422
                                                                    -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 95.3% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 3.5%
    25,000        SLM Holding Corporation .....................     $ 1,043,750
    50,000        United Dominion Realty ......................         512,500
                                                                    -----------
                                                                      1,556,250
                                                                    -----------
                  FUNERAL SERVICES -- 1.4%
    44,000        Service Corporation International ...........         627,000
                                                                    -----------
                  HUMAN RESOURCES -- 0.7%
    50,000        Olsten Corporation ..........................         309,375
                                                                    -----------
                  INSURANCE -- 2.9%
    10,000        Aetna Life & Casualty Company ...............         830,000
     6,600        Marsh & McLennan Companies, Inc. ............         489,638
                                                                    -----------
                                                                      1,319,638
                                                                    -----------
                  OIL & OIL DRILLING -- 6.3%
    16,000        Equitable Resources, Inc. ...................         417,000
    22,000        Kerr-McGee Corporation ......................         721,865
    18,000        Schlumberger Limited ........................       1,083,375
    20,000        Sonat, Inc. .................................         600,000
                                                                    -----------
                                                                      2,822,240
                                                                    -----------
                  PACKAGING -- 1.3%
    21,000        Crown Cork & Seal Company, Inc. .............         599,812
                                                                    -----------
                  PAPER & FOREST PRODUCTS -- 1.2%
    10,000        Weyerhaeuser Company(b) .....................         555,000
                                                                    -----------
                  PHOTOGRAPHICAL PRODUCTS-- 2.0%
    14,000        Eastman Kodak Company .......................         894,250
                                                                    -----------
                  PRINTING -- 1.9%
    27,000        R. R. Donnelley & Sons Company ..............         869,062
                                                                    -----------
                  RETAIL STORES -- 14.7%
    12,000        Applebee's International, Inc. ..............         297,750
    19,000        Avado Brands, Inc. ..........................         112,812
    25,000        CBRL Group, Inc. ............................         450,000
    15,000        Circuit City Stores, Inc. ...................       1,149,375
    38,000        Dilliard's, Inc. ............................         964,250
    32,000        IKON Office Solutions, Inc. .................         410,000
    36,500        K-Mart Corporation(a) .......................         613,656
    34,000        The Pep Boys - Manny, Moe & Jack ............         518,500
    51,000        Toys R Us, Inc.(a) ..........................         959,437
    12,500        Wal-Mart Stores, Inc. .......................       1,152,344
                                                                    -----------
                                                                      6,628,124
                                                                    -----------
                  TRANSPORTATION -- 4.9%
    14,000        FDX Corporation(a)(b) .......................       1,299,375
    17,000        Union Pacific Corporation ...................         908,437
                                                                    -----------
                                                                      2,207,812
                                                                    -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 95.3% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  TRAVEL & INVESTMENT SERVICES-- 0.8%
     3,000        American Express Company ....................     $   352,500
                                                                    -----------

                  TOTAL COMMON STOCKS (COST $30,381,118)            $42,866,299
                                                                    -----------

================================================================================
    Face
   Amount  REPURCHASE AGREEMENTS(c) -- 5.4% Value
--------------------------------------------------------------------------------
$2,438,000        Firstar Bank, 3.75%, dated 03/31/99,
                    due 04/01/99, repurchase proceeds
                    $2,438,254 (Cost $2,438,000) ..............     $ 2,438,000
                                                                    -----------

                  TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE -- 100.7% .............     $45,304,299

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)      (326,417)
                                                                    -----------

                  NET ASSETS -- 100.0%                              $44,977,882
                                                                    ===========

(a)  Non-income producing security.

(b)  Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/01. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $2,525,573.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1999
================================================================================
                                                       MARKET
   OPTION                                             VALUE OF        PREMIUMS
 CONTRACTS        COVERED CALL OPTIONS                 OPTIONS        RECEIVED
--------------------------------------------------------------------------------
                  FDX Corporation,
        30          04/17/99 at $90 .............   $    14,625     $    15,265
                  International Business Machines Corporation,
        10          04/17/99 at $170 ............         9,500          11,451
                  Weyerhaeuser Company,
        15          04/17/99 at $55 .............         2,625           4,346
                                                    -----------     -----------
                                                    $    26,750     $    31,062
                                                    ===========     ===========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES        COMMON STOCKS -- 66.7%                                VALUE
--------------------------------------------------------------------------------
                  CHEMICALS -- 1.9%
     8,000        Dow Chemical Company ........................     $   745,500
    20,000        Ethyl Corporation ...........................          85,000
    11,700        Great Lakes Chemical Corporation ............         429,975
                                                                    -----------
                                                                      1,260,475
                                                                    -----------
                  COMMERCIAL BANKING -- 7.6%
    23,745        Banc One Corporation ........................       1,307,459
    20,000        BankAmerica Corporation .....................       1,412,500
    15,350        Chase Manhattan Corporation .................       1,248,147
    15,312        Citigroup, Inc. .............................         978,054
                                                                    -----------
                                                                      4,946,160
                                                                    -----------
                  COMMUNICATIONS -- 2.5%
    15,000        GTE Corporation .............................         907,500
    17,000        Harris Corporation ..........................         486,625
    50,000        Paging Network, Inc.(a) .....................         234,375
                                                                    -----------
                                                                      1,628,500
                                                                    -----------
                  COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 8.6%
    25,914        Compaq Computer Corporation .................         821,150
    20,000        Electronic Data Systems Corporation .........         973,750
     6,100        Hewlett-Packard Company .....................         413,656
    12,800        International Business Machines Corporation(b)      2,268,800
    43,000        Novell, Inc.(a) .............................       1,083,063
                                                                    -----------
                                                                      5,560,419
                                                                    -----------
                  CONSUMER GOODS & SERVICES -- 3.9%
    70,000        Cendant Corporation(a) ......................       1,102,500
    19,300        Philip Morris Companies, Inc. ...............         679,119
    29,000        Shaw Industries, Inc. .......................         536,500
     8,500        UST, Inc. ...................................         222,063
                                                                    -----------
                                                                      2,540,182
                                                                    -----------
                  DRUGS/MEDICAL EQUIPMENT -- 9.3%
     5,400        Allergan, Inc. ..............................         474,525
    15,000        Amgen, Inc.(a) ..............................       1,123,125
    12,000        Bristol-Myers Squibb Company ................         771,750
    14,600        Johnson & Johnson ...........................       1,367,837
    28,000        Mallinckrodt, Inc. ..........................         745,500
     6,400        Merck & Company, Inc. .......................         513,200
    16,400        Pharmacia & Upjohn, Inc. ....................       1,022,950
                                                                    -----------
                                                                      6,018,887
                                                                    -----------
                  DURABLE GOODS -- 2.7%
    11,200        General Electric Company ....................       1,239,000
    11,600        Waste Management, Inc.(a) ...................         514,750
                                                                    -----------
                                                                      1,753,750
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES        COMMON STOCKS -- 66.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 2.3%
    24,000        SLM Holding Corporation .....................     $ 1,002,000
    50,000        United Dominion Realty ......................         512,500
                                                                    -----------
                                                                      1,514,500
                                                                    -----------
                  FUNERAL SERVICES -- 0.9%
    42,000        Service Corporation International ...........         598,500
                                                                    -----------
                  HUMAN RESOURCES -- 0.5%
    50,000        Olsten Corporation ..........................         309,375
                                                                    -----------
                  INSURANCE -- 4.1%
     8,300        Aetna Life & Casualty Company ...............         688,900
     7,368        American International Group ................         888,765
    15,000        Marsh & McLennan Companies, Inc. ............       1,112,813
                                                                    -----------
                                                                      2,690,478
                                                                    -----------
                  OIL & OIL DRILLING -- 3.8%
     6,800        Equitable Resources, Inc. ...................         177,225
    20,000        Kerr-McGee Corporation ......................         656,250
    17,500        Schlumberger Limited ........................       1,053,281
    20,000        Sonat, Inc. .................................         600,000
                                                                    -----------
                                                                      2,486,756
                                                                    -----------
                  PACKAGING -- 0.9%
    21,000        Crown Cork & Seal Company, Inc. .............         599,812
                                                                    -----------
                  PAPER & FOREST PRODUCTS -- 0.9%
    10,000        Weyerhaeuser Company(b) .....................         555,000
                                                                    -----------
                  PHOTOGRAPHICAL PRODUCTS-- 1.1%
    11,000        Eastman Kodak Company .......................         702,625
                                                                    -----------
                  PRINTING -- 1.2%
    25,000        R. R. Donnelley & Sons Company ..............         804,687
                                                                    -----------
                  RETAIL STORES -- 9.7%
     8,200        Applebee's International, Inc. ..............         203,462
    23,300        Avado Brands, Inc. ..........................         138,344
    18,650        CBRL Group, Inc. ............................         335,700
    10,400        Circuit City Stores, Inc. ...................         796,900
    36,000        Dilliard's, Inc. ............................         913,500
    34,000        IKON Office Solutions, Inc. .................         435,625
    39,500        K-Mart Corporation(a) .......................         664,094
    34,100        The Pep Boys - Manny, Moe & Jack ............         520,025
    48,000        Toys R Us, Inc.(a) ..........................         903,000
    14,900        Wal-Mart Stores, Inc. .......................       1,373,594
                                                                    -----------
                                                                      6,284,244
                                                                    -----------
                  TRANSPORTATION -- 3.3%
    13,000        FDX Corporation(a)(b) .......................       1,206,562
    17,200        Union Pacific Corporation ...................         919,125
                                                                    -----------
                                                                      2,125,687
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 66.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  TRAVEL & INVESTMENT SERVICES -- 1.5%
     8,300        American Express Company ....................     $   975,250
                                                                    -----------

                  TOTAL COMMON STOCKS (COST $23,615,947) ......     $43,355,287
                                                                    -----------
================================================================================
 PAR VALUE        U.S. GOVERNMENT OBLIGATIONS -- 14.1%                  VALUE
--------------------------------------------------------------------------------
                  U.S. TREASURY NOTES -- 14.1%
$  500,000          6.75%, due 06/30/99 .......................     $   502,657
 1,000,000          5.75%, due 09/30/99 .......................       1,005,000
   500,000          7.75%, due 01/31/00 .......................         511,406
 1,000,000          5.875%, due 06/30/00 ......................       1,010,938
 1,000,000          4.625%, due 12/31/00 ......................         993,125
   500,000          5.625%, due 02/28/01 ......................         505,469
 1,000,000          4.875%, due 03/31/01 ......................         997,656
   750,000          5.625%, due 05/15/01 ......................         758,906
   750,000          6.125%, due 12/31/01 ......................         768,985
   500,000          6.625%, due 04/30/02 ......................         520,625
   500,000          6.375%, due 08/15/02 ......................         518,125
   500,000          6.25%, due 02/15/03 .......................         518,125
   500,000          7.25%, due 05/15/04 .......................         544,688
                                                                    -----------

                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (COST $8,971,582) .........................     $ 9,155,705
                                                                    -----------
================================================================================
 PAR VALUE        CORPORATE BONDS -- 11.5%                              VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 5.1%
                  Bankers Trust New York Corporation,
$  750,000          7.375%, due 05/01/08 ......................     $   783,229
                  General Motors Acceptance Corporation,
 1,000,000          5.50%, due 01/14/02 .......................         994,796
                  Green Tree Financial Corporation,
   750,000          7.55%, due 10/15/99 .......................         752,976
                  Macsaver Financial Services,
   500,000          7.60%, due 08/01/07 .......................         325,000
                  Signet Banking Corporation,
   150,000          9.625%, due 06/01/99 ......................         150,915
                  United Dominion Realty,
   300,000          7.25%, due 04/01/99 .......................         300,000
                                                                    -----------
                                                                      3,306,916
                                                                    -----------
                  INDUSTRIAL -- 2.2%
                  Baxter International, Inc.,
    75,000          9.25%, due 12/15/99 .......................          76,934
                  Dayton Hudson Corporation,
    52,000          9.875%, due 06/01/17 ......................          52,316
                  Hertz Corporation,
 1,000,000          6.00%, due 01/15/03 .......................         993,692
                  Hilton Hotels Corporation,
   300,000          7.70%, due 07/15/02 .......................         306,766
                                                                    -----------
                                                                      1,429,708
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE        CORPORATE BONDS -- 11.5% (CONTINUED)                  VALUE
--------------------------------------------------------------------------------
                  UTILITIES -- 4.2%
                  Dayton Power & Light, Inc.,
$  500,000          8.40%, due 12/01/22 .......................     $   528,082
                  Mississippi Power & Light,
   750,000          8.50%, due 01/15/23 .......................         795,571
                  Niagara Mohawk Power,
   525,000          9.50%, due 03/01/21 .......................         556,972
                  West Penn Power Company,
   775,000          8.875%, due 02/01/21 ......................         811,726
                                                                    -----------
                                                                      2,692,351
                                                                    -----------

                  TOTAL CORPORATE BONDS (COST $7,448,613) .....     $ 7,428,975
                                                                    -----------

                  TOTAL INVESTMENTS AT VALUE
                    (COST $40,036,142) -- 92.3% ...............     $59,939,967
                                                                    -----------
================================================================================
   FACE
  AMOUNT          REPURCHASE AGREEMENTS(C) -- 9.4%                      VALUE
--------------------------------------------------------------------------------
$6,128,000        Firstar Bank, 3.75%, dated 03/31/99,
                    due 04/01/99, repurchase proceeds
                    $6,128,638 (Cost $6,128,000) ..............     $ 6,128,000
                                                                    -----------

                  TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE -- 101.7% .............     $66,067,967

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7)%    (1,105,254)
                                                                    -----------

                  NET ASSETS -- 100.0%                              $64,962,713
                                                                    ===========

(a)  Non-income producing security.

(b)  Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/01. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $6,348,119.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1999
================================================================================
                                                       MARKET
   OPTION                                             VALUE OF        PREMIUMS
 CONTRACTS        COVERED CALL OPTIONS                 OPTIONS        RECEIVED
--------------------------------------------------------------------------------
                  FDX Corporation,
        30          04/17/99 at $90 .............   $    14,625     $    15,265
                  International Business Machines Corporation,
        40          04/17/99 at $170 ............        38,000          45,826
                  Weyerhaeuser Company,
        15          04/17/99 at $55 .............         2,625           4,346
                                                    -----------     -----------
                                                    $    55,250     $    65,437
                                                    ===========     ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
=========================================================================================
                                                                   FBP            FBP
                                                                CONTRARIAN     CONTRARIAN
                                                                  EQUITY        BALANCED
                                                                   FUND           FUND
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost .................................    $30,381,118    $40,036,142
                                                               ===========    ===========
      At value (Note 1) ...................................    $42,866,299    $59,939,967
   Investments in repurchase agreements (Note 1) ..........      2,438,000      6,128,000
   Cash ...................................................            699             --
   Interest receivable ....................................            254        233,527
   Dividends receivable ...................................         68,319         69,228
   Receivable for capital shares sold .....................         67,303         34,508
   Other assets ...........................................          9,500         14,157
                                                               -----------    -----------
      TOTAL ASSETS ........................................     45,450,374     66,419,387
                                                               -----------    -----------
LIABILITIES
   Bank overdraft .........................................             --        996,865
   Dividends payable ......................................          9,066         16,740
   Distributions payable ..................................         57,911         40,643
   Payable for securities purchased .......................        331,125        264,900
   Payable for capital shares redeemed ....................             94         19,465
   Accrued investment advisory fees (Note 3) ..............         28,592         41,170
   Accrued administration fees (Note 3) ...................          7,050          9,625
   Other accrued expenses and liabilities .................         11,904         12,016
   Covered call options, at value (Notes 1 and 4)
      (premiums received $31,062 and $65,437, respectively)         26,750         55,250
                                                               -----------    -----------
      TOTAL LIABILITIES ...................................        472,492      1,456,674
                                                               -----------    -----------

NET ASSETS ................................................    $44,977,882    $64,962,713
                                                               ===========    ===========

Net assets consist of:
   Paid-in capital ........................................    $32,488,389    $45,048,568
   Undistributed net investment income ....................             --            133
   Net unrealized appreciation on investments .............     12,489,493     19,914,012
                                                               -----------    -----------
Net assets ................................................    $44,977,882    $64,962,713
                                                               ===========    ===========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) .............      1,992,808      3,356,112
                                                               ===========    ===========
Net asset value, offering price and
   redemption price per share (Note 1) ....................    $     22.57    $     19.36
                                                               ===========    ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1999
================================================================================
                                                           FBP           FBP
                                                        CONTRARIAN    CONTRARIAN
                                                          EQUITY       BALANCED
                                                           FUND          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................    $   81,153    $1,179,964
   Dividends .......................................       577,102       614,944
                                                        ----------    ----------
      TOTAL INVESTMENT INCOME ......................       658,255     1,794,908
                                                        ----------    ----------

EXPENSES
   Investment advisory fees (Note 3) ...............       288,068       435,257
   Administration fees (Note 3) ....................        73,470       105,848
   Postage and supplies ............................         9,495        10,057
   Professional fees ...............................         7,945        11,585
   Trustees' fees and expenses .....................         8,220         8,220
   Custodian fees ..................................         6,725         8,119
   Printing of shareholder reports .................         6,821         6,492
   Registration fees ...............................         5,687         4,582
   Pricing costs ...................................         1,451         4,645
   Insurance expense ...............................         2,179         2,490
   Other expenses ..................................         5,804         5,908
                                                        ----------    ----------
      TOTAL EXPENSES ...............................       415,865       603,203
                                                        ----------    ----------

NET INVESTMENT INCOME ..............................       242,390     1,191,705
                                                        ----------    ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains on security transactions .....       685,564     2,907,950
   Net realized gains on option contracts written ..        40,022        45,055
   Net change in unrealized appreciation/
      depreciation on investments ..................     2,399,274       954,092
                                                        ----------    ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...     3,124,860     3,907,097
                                                        ----------    ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........    $3,367,250    $5,098,802
                                                        ==========    ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 1999 AND 1998
======================================================================================================================
                                                              FBP CONTRARIAN                    FBP CONTRARIAN
                                                                EQUITY FUND                      BALANCED FUND
                                                       -----------------------------     -----------------------------
                                                           YEAR             YEAR             YEAR             YEAR
                                                          ENDED            ENDED            ENDED            ENDED
                                                         MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                           1999             1998             1999             1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................    $    242,390     $    256,331     $  1,191,705     $  1,134,978
   Net realized gains on:
      Security transactions .......................         685,564          691,750        2,907,950        2,146,818
      Option contracts written ....................          40,022           11,978           45,055           31,530
   Net change in unrealized appreciation/
      depreciation on investments .................       2,399,274        6,925,224          954,092        9,325,106
                                                       ------------     ------------     ------------     ------------
Net increase in net assets from operations ........       3,367,250        7,885,283        5,098,802       12,638,432
                                                       ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (243,458)        (256,571)      (1,195,675)      (1,138,576)
   From net realized gains ........................        (725,822)        (865,431)      (2,953,025)      (2,862,386)
                                                       ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..................        (969,280)      (1,122,002)      (4,148,700)      (4,000,962)
                                                       ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................       9,849,442       12,609,930        9,396,418        5,859,836
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         836,052          963,147        4,014,589        3,827,435
   Payments for shares redeemed ...................      (3,427,898)      (1,354,310)      (5,338,725)      (3,238,764)
                                                       ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .....................       7,257,596       12,218,767        8,072,282        6,448,507
                                                       ------------     ------------     ------------     ------------
TOTAL INCREASE IN NET ASSETS ......................       9,655,566       18,982,048        9,022,384       15,085,977
NET ASSETS
   Beginning of year ..............................      35,322,316       16,340,268       55,940,329       40,854,352
                                                       ------------     ------------     ------------     ------------
   End of year (including undistributed net
      investment income of $0, $1,068,
      $133 and $4,103, respectively) ..............    $ 44,977,882     $ 35,322,316     $ 64,962,713     $ 55,940,329
                                                       ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................         471,229          651,600          494,996          323,989
   Reinvested .....................................          39,117           48,841          213,289          211,834
   Redeemed .......................................        (164,500)         (69,562)        (284,114)        (177,851)
                                                       ------------     ------------     ------------     ------------
   Net increase in shares outstanding .............         345,846          630,879          424,171          357,972
   Shares outstanding at beginning of year ........       1,646,962        1,016,083        2,931,941        2,573,969
                                                       ------------     ------------     ------------     ------------
   Shares outstanding at end of year ..............       1,992,808        1,646,962        3,356,112        2,931,941
                                                       ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  21.45      $  16.08      $  14.21      $  11.21      $  10.15
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.13          0.19          0.22          0.24          0.21
   Net realized and unrealized gains
      on investments ...............................        1.50          5.98          2.24          3.05          1.14
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.63          6.17          2.46          3.29          1.35
                                                        --------      --------      --------      --------      --------

Less distributions:
   Dividends from net investment income ............       (0.13)        (0.19)        (0.22)        (0.24)        (0.23)
   Distributions from net realized gains ...........       (0.38)        (0.61)        (0.37)        (0.05)        (0.06)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (0.51)        (0.80)        (0.59)        (0.29)        (0.29)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  22.57      $  21.45      $  16.08      $  14.21      $  11.21
                                                        ========      ========      ========      ========      ========

Total return .......................................       7.74%        38.90%        17.65%        29.54%        13.52%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 44,978      $ 35,322      $ 16,340      $  9,090      $  5,323
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a) .....       1.08%         1.12%         1.21%         1.25%         1.25%

Ratio of net investment income to average net assets       0.63%         1.04%         1.50%         1.89%         2.15%

Portfolio turnover rate ............................         18%           10%            9%           12%            9%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25%, 1.67% and 2.27% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  19.08      $  15.87      $  14.86      $  12.80      $  12.19
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.39          0.41          0.42          0.43          0.38
   Net realized and unrealized gains
      on investments ...............................        1.21          4.26          1.49          2.44          0.87
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.60          4.67          1.91          2.87          1.25
                                                        --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ............       (0.39)        (0.41)        (0.42)        (0.43)        (0.39)
   Distributions from net realized gains ...........       (0.93)        (1.05)        (0.48)        (0.38)        (0.25)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (1.32)        (1.46)        (0.90)        (0.81)        (0.64)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  19.36      $  19.08      $  15.87      $  14.86      $  12.80
                                                        ========      ========      ========      ========      ========

Total return .......................................       8.74%        30.22%        13.15%        22.86%        10.54%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 64,963      $ 55,940      $ 40,854      $ 35,641      $ 25,976
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ........       1.04%         1.04%         1.08%         1.17%         1.17%(a)

Ratio of net investment income to average net assets       2.05%         2.33%         2.65%         3.04%         3.10%

Portfolio turnover rate ............................         25%           21%           24%           17%           14%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of March 31, 1999:

--------------------------------------------------------------------------------
                                              FBP Contrarian      FBP Contrarian
                                                Equity Fund        Balanced Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $ 14,792,127        $ 21,685,201
Gross unrealized depreciation ..........         (2,302,634)         (1,771,189)
                                               ------------        ------------
Net unrealized appreciation ............       $ 12,489,493        $ 19,914,012
                                               ============        ============

Federal income tax cost ................       $ 30,350,056        $ 39,970,705
                                               ============        ============
--------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,526,771 and $6,500,301, respectively, for the FBP Contrarian Equity Fund and $16,348,446 and $13,423,764, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 1999 is as follows:

--------------------------------------------------------------------------------------------------
                                                   FBP Contrarian              FBP Contrarian
                                                     Equity Fund                Balanced Fund
                                               -----------------------     -----------------------
                                                Option         Option        Option        Option
                                               Contracts      Premiums     Contracts      Premiums
--------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..          125     $  62,686           144     $  66,996
Options written ...........................           95        52,787           197       142,157
Options expired ...........................          (86)      (40,023)         (104)      (45,055)
Options exercised .........................          (79)      (44,388)         (152)      (98,661)
                                               ---------     ---------     ---------     ---------
Options outstanding at end of year ........           55     $  31,062            85     $  65,437
                                               =========     =========     =========     =========
--------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

---------------------------------
The Flippin, Bruce & Porter Funds
---------------------------------

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
  and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                       STATEMENT OF ADDITIONAL INFORMATION


                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        The Government Street Equity Fund
                         The Government Street Bond Fund

                                 August 1, 1999

                                    Series of
                         WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES...........................................  2
DESCRIPTION OF BOND RATINGS..................................................  5
INVESTMENT LIMITATIONS.......................................................  8
TRUSTEES AND OFFICERS........................................................ 10
INVESTMENT ADVISOR........................................................... 14
ADMINISTRATOR................................................................ 15
OTHER SERVICES............................................................... 16
BROKERAGE.................................................................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 17
PURCHASE OF SHARES........................................................... 19
REDEMPTION OF SHARES......................................................... 20
NET ASSET VALUE DETERMINATION................................................ 21
ALLOCATION OF TRUST EXPENSES................................................. 21
ADDITIONAL TAX INFORMATION................................................... 21
CAPITAL SHARES AND VOTING.................................................... 23
CALCULATION OF PERFORMANCE DATA.............................................. 25
FINANCIAL STATEMENTS AND REPORTS............................................. 27

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Government Street Equity Fund and The Government Street Bond Fund (the "Funds") dated August 1, 1999. Each Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Government Street Equity Fund (the "Equity Fund") and The Government Street Bond Fund (the "Bond Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the applicable Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Fund will invest only in sponsored ADRs on foreign equities. The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SHARES OF OTHER INVESTMENT COMPANIES. The Equity Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Equity Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds. At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Bond Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Bond Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. Neither Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is restricted by each Fund to no more than 5% of its net assets.

                           DESCRIPTION OF BOND RATINGS

In order to achieve its objectives, the Bond Fund invests in fixed income securities in the four highest classifications (often called "investment grade") by any of the nationally recognized statistical rating organizations ("NRSROs")
- Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"). For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.

Consequently, the Advisor believes that the quality of fixed-income securities in which the Bond Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options;

(13) Invest in restricted securities; or

(14) Invest more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the voting securities of any one issuer.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


                                      -9-

Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                      -10-


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                      -11-

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of both the Equity Fund and the Bond Fund. On the same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 43.2516% of the then-outstanding shares of the Equity Fund and 35.0731% of the then-outstanding shares of the Bond Fund; First Alabama Bank, Successor Trustee of the Mobile Paint Manufacturing Co., Mobile, Alabama 36622, owned of record 6.5619% of the then-outstanding shares of the Bond Fund; Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 19.2598% of the then-outstanding shares of the Equity Fund and 11.7532% of the then-outstanding shares of the Bond Fund; and Sterne Agee & Leach, Inc., CMT Plaza, Suite 100 B, 813 Shades Creek Parkway, Birmingham, Alabama 35209, owned of record 5.2483% of the then-outstanding shares of the Bond Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Bond Fund, and Charles Schwab & Co., Inc. may be deemed to control the Equity Fund.


                               INVESTMENT ADVISOR

T. Leavell & Associates, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund paid the Advisor advisory fees of $478,172, $375,712 and $275,299, respectively.

Compensation of the Advisor with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 1999, 1998 and 1997, the Bond Fund paid the Advisor advisory fees of $197,590, $164,236 and $147,268, respectively.


The Advisor, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell,

Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Countrywide Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 and the Equity

Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000;
provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received fees of $138,379, $112,821 and $86,708, respectively, from the Equity Fund and $29,702, $25,069 and $24,000, respectively, from the Bond Fund.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.



The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Advisor.

The Bond Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Equity Fund was $40,921, $20,136 and $15,451, respectively. No brokerage commissions were paid by the Bond Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Fund has adopted brokerage policies which allow the Advisor to allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


As of March 31, 1999, the Bond Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their parents: 1. Merrill Lynch, Pierce, Fenner & Smith, Inc.,(the market value of which was $778,000); 2. Salomon Smith Barney, (the market value of which was $908,000); 3. Bear Stearns & Company,(the market value of which was $182,000); and 4. J.P. Morgan & Co.,(the market value of which was $998,000).


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or
(b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES


The purchase price of shares of each of the Funds is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the particular Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, the Fund will not accept applications without social security or tax identification numbers. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, you should indicate this on the application. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.




If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. There is currently no charge by the Administrator for redemptions, including wire redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax.

If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1999, the Bond Fund had capital loss carryforwards for federal income tax purposes of $540,121 which expire through the year 2007. In addition, the Bond Fund had net realized capital losses of $13,140 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income and federal income tax implications may apply. You should consult your tax advisor for further information.

                            CAPITAL SHARES AND VOTING

The Bond Fund and the Equity Fund are each no-load, diversified, open-ended series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia;

shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Bond Fund, the Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock Certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


Prior to January 24, 1994, the Trust was called the Nottingham Investment Trust.


                         CALCULATION OF PERFORMANCE DATA


Each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of a Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return for the Equity Fund for the one and five year periods ended March 31, 1999, and for the period since inception (June 3, 1991) to March 31, 1999 are 14.81%, 20.32% and 15.06%, respectively. The average annual total return for the Bond Fund for the one and five year periods ended March 31, 1998, and for the period since inception (June 3, 1991) to March 31, 1998 are 5.38%, 6.60% and 7.03%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Bond Fund for the 30 days ended March 31, 1999 were 0.39% and 5.44%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets, and the Bond Fund may compare its performance to the Merrill Lynch 1-5 Year Government Corporate Index and the Lehman Government Corporate Intermediate Bond Index, which are generally considered to be representative of the performance of a portfolio of domestic, taxable fixed income securities of intermediate maturities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds

                                 Annual Report
                                 March 31, 1999

                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

     We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1999.

The Government Street Equity Fund
---------------------------------

     We are proud to report that The Government Street Equity Fund has received a four star rating from Morningstar, Inc. for the 1, 3 and 5 year periods coinciding with the end of its fiscal year on March 31, 1999. The Morningstar ratings reflect risk-adjusted performance and are subject to change every month. Ratings are calculated for the Fund's total annual return in excess of the 90-day T-bill return with fee adjustments and a risk factor that reflects Fund performance below the 90-day T-bill return. A four star rating places the Fund in the top 32.5% of all domestic stock funds measured. For the five year period ended March 31, 1999, that universe consisted of 1,810 common stock mutual funds.

     For the year ended March 31, 1999, The Government Street Equity Fund achieved a solid investment return of 14.8%. This compares favorably with the Lipper Growth and Income Fund Index whose return was 6.8% for the same twelve month period.

     During 1998 and the first quarter of 1999, common stocks continued their recent trend of larger capitalization stocks performing well with the broader market lagging. Most indicative of this phenomenon, perhaps, was the investment return of the S&P 500 Index. This index-- which is capitalization weighted-- had a total return of 18.5% for the twelve months ended March 31, 1999; however, on an equal weighted basis, the S&P 500 would have achieved a return of only 1.9% for the same period.

     In addition, growth stocks have recently outperformed value stocks to an extent that has not been experienced in at least 20 years. For example, the average "large growth" fund achieved a return of 26.1% for the 12 months through March; for the same period, however, the average "small value" fund fell 22.7%. This extreme disparity is evident within The Government Street Equity Fund's portfolio. For the year ended March 31, 1999, the return of the growth stocks in the Fund was 30.4%, while the return of the Fund's value stocks was a mere 1.5%.

     It is unlikely that the U.S. stock market will continue indefinitely to be driven by the narrow leadership of a handful of large capitalization stocks; nor is it reasonable to expect that growth stocks will continue to outperform value stocks as they have over the past 18 months.

     Looking ahead, it probably would be foolish to predict a continuation of the recent record setting pace experienced in the stock market. However, the fundamental economic environment in our country is so healthy that it is equally difficult to maintain strong negative sentiments about the market. Regardless of what may occur in the short run, we continue to be positive with respect to potential long-term growth in equity markets.

     The Government Street Equity Fund is currently invested in approximately 120 companies. These investments are spread over most areas of the economy thereby insuring broad diversification of risk. All of these companies are quality representatives of their respective industries, and each has passed a number of fundamental financial and technical screens used in its selection.

     During the recent fiscal year, the Fund experienced a turnover rate of only 22%. At year end, the net assets of the Fund were $90,707,450; net asset value per share was $48.10.

The Government Street Bond Fund
-------------------------------

     Following the rally in U.S. Treasury securities that occurred during the latter part of 1998, bond investors began 1999 with optimism. After all, inflation continued to be low, the possibility of lower interest rates seemed likely, and there was a growing feeling among analysts that the U.S. economy would be slowing throughout the year.

     However, these economic conditions actually resulted in a shift in investor sentiment. As the strength in the U.S. economy became more apparent and as global economies seemed to improve, fewer investors sought the safety of U.S. Treasuries. During February, 1999, the Lehman Brothers Treasury Index experienced a loss of 2.6%-- the worst month for U.S. Treasuries in 18 years. The sell-off in Treasuries affected most other bonds which also fell in price during the quarter.

     Despite these reverses in the bond market during 1999's first calendar quarter, The Government Street Bond Fund completed its fiscal year at March 31 with a total return of 5.38%. For this same period, the return of the Lehman Government/Corporate Intermediate Bond Index was 6.56%. The Fund's ratio of net investment income to average net assets was 6.01%.

     For its fiscal year ended March 31, 1999, 97.7% of The Government Street Bond Fund's assets were invested in securities rated A or better with over 55% rated AAA. The average maturity and duration of the Fund were 5.8 years and 4.4 years, respectively. The net assets of the Fund were $43,040,526; net asset value per share was $20.90. The ratio of expenses to average net assets was 0.73%.

The Alabama Tax Free Bond Fund
------------------------------

     The Alabama Tax Free Bond Fund was ranked by Lipper Analytical Services, Inc. as the number one Alabama municipal debt fund based on total return for the year ended December 31, 1998. Lipper provides mutual fund data and rankings to The Wall Street Journal and other national financial publications.

     This Fund remains the only no-load Alabama municipal bond fund. It invests in high grade Alabama tax-exempt bonds which carry a Moody's or Standard and Poor's rating of A or better. As of March 31, 1999, more than half of the Fund's assets were rated AAA.

     The net assets of the Fund as of March 31, 1999 were $21,559,972; the net asset value per share was $10.54. The weighted average maturity of the Fund's portfolio was 7.2 years-- an average maturity in keeping with its intermediate term objective.

     The total return of the Fund for its fiscal year ended March 31, 1999 was 4.73%. For the same twelve months period, the Lehman Three Year and Five Year Indices achieved returns of 5.28% and 5.98%, respectively. The ratio of net investment income to average net assets was 4.16%. For an Alabama investor in the maximum combined federal and state income tax bracket of 42.6%, that yield's taxable equivalent was 7.25%.

     Tax-exempt municipal securities continue to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and state income taxes. Demographic trend suggests that the interest in such securities will continue to grow in the years ahead as the aging population focuses increasingly on principal preservation and generation of income.

     Thank you for your continued confidence in The Government Street Funds and The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                               Very truly yours,

                                               /s/ Thomas W. Leavell

                                               Thomas W. Leavell
                                               President
                                               T. Leavell & Associates, Inc.


                                               /s/ Richard Mitchell

                                               Richard Mitchell
                                               President
                                               The Government Street Funds
                                               The Alabama Tax Free Bond Fund

                       THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Government Street Equity Fund                           $29,816
Standard & Poor's 500 Index                                 $40,940
Consumer Price Index                                        $12,144
--------------------------------------------------------------------------------

                      -------------------------------------
                        The Government Street Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      14.81%     20.32%         15.06%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.


                        THE GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index, and
                         the 90-Day Treasury Bill Index

                                                              3/99
                                                             ------
The Government Street Bond Fund                             $17,002
Lehman Government/Corporate Intermediate Bond Index         $17,611
90-Day Treasury Bill Index                                  $14,453
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Government Street Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       5.38%     6.60%           7.03%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.

                         THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
    Comparison of the Change in Value of a $10,000 Investment in The Alabama
     Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the
                       Lehman 3-Year Municipal Bond Index

                                                              3/99
                                                             ------
The Alabama Tax Free Bond Fund                              $13,661
Lehman 7-Year G.O. Municipal Bond Index                     $14,725
Lehman 3-Year Municipal Bond Index                          $13,599
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Alabama Tax Free Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.73%     5.52%           5.15%
                      -------------------------------------

            *Initial public offering of shares was January 15, 1993.

           Past performance is not predictive of future performance.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=====================================================================================================
                                                         Government      Government        Alabama
                                                           Street          Street          Tax Free
                                                           Equity           Bond             Bond
                                                            Fund            Fund             Fund
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .............................    $45,491,392    $ 41,634,311     $ 20,698,028
                                                        ===========    ============     ============
   At value (Note 1) ...............................    $86,838,733    $ 41,770,060     $ 21,515,625
Investments in repurchase agreements (Note 1) ......      3,833,000         888,000               --
Cash ...............................................            987             898               --
Interest receivable ................................            399         704,668          273,457
Dividends receivable ...............................         88,884              --               --
Receivable for capital shares sold .................         50,302          55,344              350
Other assets .......................................          5,328           3,813            1,338
                                                        -----------    ------------     ------------
   TOTAL ASSETS ....................................     90,817,633      43,422,783       21,790,770
                                                        -----------    ------------     ------------

LIABILITIES
Dividends payable ..................................          3,238          13,377           16,933
Distributions payable ..............................         35,888              --               --
Payable for securities purchased ...................             --         256,008          199,361
Payable for capital shares redeemed ................          1,329          77,002            1,500
Accrued investment advisory fees (Note 3) ..........         45,990          18,043            5,087
Accrued administrative fees (Note 3) ...............         12,850           2,700            2,650
Other accrued expenses and liabilities .............         10,888          15,127            5,267
                                                        -----------    ------------     ------------
   TOTAL LIABILITIES ...............................        110,183         382,257          230,798
                                                        -----------    ------------     ------------

NET ASSETS .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Net assets consist of:
Paid-in capital ....................................    $49,360,109    $ 43,458,038     $ 20,941,658
Accumulated net realized losses
   from security transactions ......................             --        (553,261)        (199,283)
Net unrealized appreciation on investments .........     41,347,341         135,749          817,597
                                                        -----------    ------------     ------------
Net assets .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......      1,885,753       2,059,224        2,044,597
                                                        ===========    ============     ============
Net asset value, offering price and
   redemption price per share (Note 1) .............    $     48.10    $      20.90     $      10.54
                                                        ===========    ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1999
=======================================================================================
                                              Government     Government       Alabama
                                                Street         Street         Tax Free
                                                Equity          Bond            Bond
                                                 Fund           Fund            Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................    $   169,115    $ 2,665,381     $   960,084
   Dividends ............................        995,184             --              --
                                             -----------    -----------     -----------
      TOTAL INVESTMENT INCOME ...........      1,164,299      2,665,381         960,084
                                             -----------    -----------     -----------
EXPENSES
   Investment advisory fees (Note 3) ....        478,172        197,590          69,902
   Administrative fees (Note 3) .........        138,379         29,702          29,975
   Professional fees ....................         11,145         11,145           8,045
   Pricing costs ........................          2,671         11,810          14,038
   Trustees' fees and expenses ..........          8,220          8,220           8,220
   Printing of shareholder reports ......          8,199          6,741           7,843
   Custodian fees .......................         11,302          5,188           3,886
   Postage and supplies .................          6,911          6,229           5,475
   Registration fees ....................          2,957          3,222           1,067
   Insurance expense ....................          2,802          2,179           1,557
   Other expenses .......................          6,651          6,456             899
                                             -----------    -----------     -----------
      TOTAL EXPENSES ....................        677,409        288,482         150,907
   Fees waived by the Adviser (Note 3) ..             --             --         (21,089)
                                             -----------    -----------     -----------
      NET EXPENSES ......................        677,409        288,482         129,818
                                             -----------    -----------     -----------
NET INVESTMENT INCOME ...................        486,890      2,376,899         830,266
                                             -----------    -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ........      1,154,015       (119,151)           (347)
   Net change in unrealized appreciation/
      depreciation on investments .......      9,951,369       (251,151)         86,422
                                             -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     11,105,384       (370,302)         86,075
                                             -----------    -----------     -----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................    $11,592,274    $ 2,006,597     $   916,341
                                             ===========    ===========     ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1999 and 1998
===================================================================================================================================
                                                 Government Street             Government Street             Alabama Tax Free
                                                    Equity Fund                    Bond Fund                     Bond Fund
                                            ---------------------------   ---------------------------   ---------------------------
                                                Year           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
                                              March 31,      March 31,      March 31,      March 31,      March 31,      March 31,
                                                1999           1998           1999           1998           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................  $    486,890   $    516,281   $  2,376,899   $  2,087,331   $    830,266   $    782,390
   Net realized gains (losses)
      from security transactions .........     1,154,015      2,517,491       (119,151)       (36,286)          (347)         1,079
   Net change in unrealized appreciation/
      depreciation on investments ........     9,951,369     17,143,907       (251,151)       906,779         86,422        546,731
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from operations    11,592,274     20,177,679      2,006,597      2,957,824        916,341      1,330,200
                                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............      (487,774)      (527,419)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
   From net realized gains ...............    (3,083,650)    (1,732,108)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Decrease in net assets from
   distributions to shareholders .........    (3,571,424)    (2,259,527)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............    10,535,714     10,616,273      7,618,281      7,696,201      3,032,760      2,804,374
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................     3,411,170      2,175,993      2,146,286      1,871,979        609,745        555,482
   Payments for shares redeemed ..........    (6,903,321)    (4,696,332)    (3,257,836)    (2,965,314)    (2,106,904)      (770,028)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from
   capital share transactions ............     7,043,563      8,095,934      6,506,731      6,602,866      1,535,601      2,589,828
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE IN NET ASSETS .............    15,064,413     26,014,086      6,132,573      7,465,488      1,621,676      3,137,638

NET ASSETS
   Beginning of year .....................    75,643,037     49,628,951     36,907,953     29,442,465     19,938,296     16,800,658
                                            ------------   ------------   ------------   ------------   ------------   ------------
   End of year ...........................  $ 90,707,450   $ 75,643,037   $ 43,040,526   $ 36,907,953   $ 21,559,972   $ 19,938,296
                                            ============   ============   ============   ============   ============   ============
UNDISTRIBUTED NET
   INVESTMENT INCOME .....................  $         --   $        884   $         --   $      3,856   $         --   $         --
                                            ============   ============   ============   ============   ============   ============

Capital share activity
   Sold ..................................       233,010        268,759        359,195        365,904        286,831        270,970
   Reinvested ............................        77,139         56,533        101,333         89,389         57,694         53,306
   Redeemed ..............................      (151,673)      (121,016)      (153,761)      (141,456)      (199,887)       (73,918)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net increase in shares outstanding ....       158,476        204,276        306,767        313,837        144,638        250,358
   Shares outstanding, beginning of year .     1,727,277      1,523,001      1,752,457      1,438,620      1,899,959      1,649,601
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Shares outstanding, end of year .......     1,885,753      1,727,277      2,059,224      1,752,457      2,044,597      1,899,959
                                            ============   ============   ============   ============   ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  43.79      $  32.59      $  29.41      $  23.87      $  22.69
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.27          0.32          0.37          0.40          0.38
   Net realized and unrealized
      gains on investments ...................        6.01         12.28          4.50          5.75          1.19
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        6.28         12.60          4.87          6.15          1.57
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.27)        (0.32)        (0.36)        (0.40)        (0.39)
   Distributions from net realized gains .....       (1.70)        (1.08)        (1.33)        (0.21)           --
                                                  --------      --------      --------      --------      --------
Total distributions ..........................       (1.97)        (1.40)        (1.69)        (0.61)        (0.39)
                                                  --------      --------      --------      --------      --------
Net asset value at end of year ...............    $  48.10      $  43.79      $  32.59      $  29.41      $  23.87
                                                  ========      ========      ========      ========      ========

Total return .................................      14.81%        39.31%        16.94%        25.96%         7.02%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 90,707      $ 75,643      $ 49,629      $ 41,421      $ 31,473
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.85%         0.86%         0.89%         0.94%         0.91%
Ratio of net investment income
   to average net assets .....................       0.61%         0.82%         1.17%         1.50%         1.71%
Portfolio turnover rate ......................         22%           18%           20%           31%           55%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.00% for the year ended March 31, 1995.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  21.06      $  20.47      $  20.87      $  20.33      $  20.87
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        1.27          1.32          1.34          1.35          1.35
   Net realized and unrealized
      gains (losses) on investments ..........       (0.16)         0.60         (0.40)         0.54         (0.53)
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        1.11          1.92          0.94          1.89          0.82
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (1.27)        (1.33)        (1.34)        (1.35)        (1.36)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  20.90      $  21.06      $  20.47      $  20.87      $  20.33
                                                  ========      ========      ========      ========      ========

Total return .................................       5.38%         9.61%         4.60%         9.43%         4.12%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 43,041      $ 36,908      $ 29,442      $ 28,718      $ 27,780
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ..       0.73%         0.74%         0.75%         0.76%         0.85%

Ratio of net investment income
   to average net assets .....................       6.01%         6.35%         6.44%         6.38%         6.68%

Portfolio turnover rate ......................         17%           10%           20%           10%           11%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                       Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
                                                  --------      --------      --------      --------      --------
Net asset value at beginning of year .........    $  10.49      $  10.18      $  10.23      $   9.96      $   9.96
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.44          0.44          0.43          0.42          0.45
   Net realized and unrealized
      gains (losses) on investments ..........        0.05          0.31         (0.05)         0.27            --
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        0.49          0.75          0.38          0.69          0.45
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.44)        (0.44)        (0.43)        (0.42)        (0.45)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  10.54      $  10.49      $  10.18      $  10.23      $   9.96
                                                  ========      ========      ========      ========      ========

Total return .................................       4.73%         7.44%         3.82%         7.02%         4.66%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 21,560      $ 19,938      $ 16,801      $ 15,480      $ 12,816
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.65%         0.65%         0.66%         0.75%         0.75%

Ratio of net investment income
   to average net assets .....................       4.16%         4.19%         4.24%         4.11%         4.56%

Portfolio turnover rate ......................          7%            2%            6%            4%           36%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.75%, 0.78%, 0.86% and 1.05% for the years ended March 31, 1999,
     1998, 1997, 1996 and 1995, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES      COMMON STOCKS -- 95.7%                                  VALUE
--------------------------------------------------------------------------------
                ADVERTISING -- 0.5%
     6,000        Omnicom Group, Inc. .........................     $   479,625
                                                                    -----------
                AEROSPACE -- 0.7%
    17,000        Boeing Company ..............................         580,125
                                                                    -----------
                CHEMICALS AND DRUGS -- 15.4%
    40,000        Becton Dickinson & Company ..................       1,532,500
    15,000        Biomet, Inc.(a) .............................         629,063
    30,000        Cardinal Health, Inc. .......................       1,980,000
    18,000        duPont (E.I.) de Nemours & Company ..........       1,045,125
    16,000        Eli Lilly & Company .........................       1,358,000
     8,000        Goodrich (B.F.) Company .....................         274,500
    15,000        Johnson & Johnson ...........................       1,405,312
    19,400        Merck & Company, Inc. .......................       1,555,638
    10,500        Monsanto Company ............................         482,344
     5,500        Pfizer, Inc. ................................         763,125
    40,000        Schering-Plough Corporation .................       2,212,500
    15,000        Sigma-Aldrich Corporation ...................         438,750
     2,700        Waters Corporation ..........................         283,669
                                                                    -----------
                                                                     13,960,526
                                                                    -----------
                CONSTRUCTION -- 4.2%
    25,500        Blount, Inc. - Class A ......................         736,312
    20,000        Caterpiller, Inc. ...........................         918,750
    25,390        Clayton Homes, Inc. .........................         280,877
     3,000        Florida Rock Industries, Inc. ...............         102,375
     8,500        Kaufman & Broad Home Corporation ............         191,781
    10,000        Lowe's Companies, Inc. ......................         605,000
     7,000        Masco Corporation ...........................         197,750
    25,600        Valspar Corporation .........................         808,000
                                                                    -----------
                                                                      3,840,845
                                                                    -----------
                CONSUMER PRODUCTS -- 7.6%
    20,000        Archer-Daniels-Midland Company ..............         293,750
    25,000        Belo (A.H.) Corporation - Class A ...........         456,250
     4,000        Clorox Company ..............................         468,750
    12,000        General Motors Corporation ..................       1,042,500
    15,000        Gillette Company ............................         891,563
     5,000        Hewlett-Packard Company .....................         339,062
     3,000        Macromedia, Inc.(a) .........................         135,938
     3,000        Maytag Corporation ..........................         181,125
    12,000        Microsoft Corporation(a) ....................       1,075,500
     9,000        Newell Company ..............................         427,500
     5,000        OshKosh B'Gosh, Inc. - Class A ..............          88,438
    15,000        Procter & Gamble Company ....................       1,469,062
                                                                    -----------
                                                                      6,869,438
                                                                    -----------
                DURABLE GOODS -- 12.9%
    12,000        Advanced Micro Devices, Inc.(a) .............         186,000
    47,000        Cisco Systems, Inc.(a) ......................       5,149,437
     6,000        Costco Companies(a) .........................         549,375
    23,000        General Electric Company ....................       2,544,375
     6,000        Ingersoll-Rand Company ......................         297,750
     9,500        Intel Corporation ...........................       1,131,687
     3,000        International Business Machines Corporation .         531,750
    11,500        Raytheon Company - Class B ..................         674,188
     7,500        Shared Medical Systems, Inc. ................         417,656
     5,118        SPX Corporation .............................         258,139
                                                                    -----------
                                                                     11,740,357
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                ELECTRONICS -- 2.9%
    15,177        AMP, Inc. ...................................     $   814,815
    16,000        Koninklijke (Royal) Philips Electronics N.V .       1,319,000
     7,000        Motorola, Inc. ..............................         512,750
                                                                    -----------
                                                                      2,646,565
                                                                    -----------
                FINANCIAL -- 15.2%
     9,000        Aetna, Inc. .................................         747,000
    30,000        AFLAC, Inc. .................................       1,633,125
    10,000        American Express Company ....................       1,175,000
     4,000        Charles Schwab Corporation (The) ............         384,500
    12,000        Citigroup, Inc. .............................         766,500
    28,000        Firstar Corporation .........................       2,506,000
    20,000        Fleet Financial Group, Inc. .................         752,500
    23,000        Freddie Mac .................................       1,313,875
     7,500        Marsh & McLennan Companies, Inc. ............         556,406
    16,000        MBNA Corporation ............................         382,000
    25,000        Mellon Bank Corporation .....................       1,759,375
    21,000        Synovus Financial Corporation ...............         429,187
    15,000        Torchmark Corporation .......................         474,375
    11,000        Transamerica Corporation ....................         781,000
       853        Waddell & Reed Financial, Inc. - Class A ....          17,486
     3,673        Waddell & Reed Financial, Inc. - Class B ....          73,001
                                                                    -----------
                                                                     13,751,330
                                                                    -----------
                FOOD/BEVERAGES -- 2.7%
     7,500        Anheuser-Busch Companies, Inc. ..............         571,406
    12,000        Campbell Soup Company .......................         488,250
    40,000        Coca-Cola Enterprises .......................       1,210,000
     7,000        Pilgrim's Pride Corporation - Class B .......         115,063
     3,000        SYSCO Corporation ...........................          78,937
                                                                    -----------
                                                                      2,463,656
                                                                    -----------
                HOTELS -- 0.2%
     6,000        Marriott International, Inc. - Class A ......         201,750
                                                                    -----------
                MANUFACTURING -- 1.6%
     6,000        Johnson Controls, Inc. ......................         374,250
    10,000        Leggett & Platt, Inc. .......................         200,000
    19,000        Pall Corporation ............................         314,688
     8,000        Tyco International Ltd. .....................         574,000
                                                                    -----------
                                                                      1,462,938
                                                                    -----------
                METAL AND MINING -- 1.1%
    14,000        Alcoa, Inc. .................................         576,625
    10,000        Newmont Mining Corporation ..................         175,000
     5,000        Phelps Dodge Corporation ....................         246,250
                                                                    -----------
                                                                        997,875
                                                                    -----------
                MULTIMEDIA -- 0.5%
     7,000        Meredith Corporation ........................         220,063
     3,000        Viacom, Inc. - Class A(a) ...................         249,938
                                                                    -----------
                                                                        470,001
                                                                    -----------
                OIL/ENERGY -- 5.2%
    16,541        BP Amoco Plc ................................       1,669,607
     5,000        Burlington Resources, Inc. ..................         199,687
    13,000        Chevron Corporation .........................       1,149,687
    14,650        Exxon Corporation ...........................       1,033,741
    11,500        Halliburton Company .........................         442,750
    10,000        Helmerich & Payne, Inc. .....................         226,875
                                                                    -----------
                                                                      4,722,347
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                PAPER AND FOREST PRODUCTS -- 1.2%
     5,000        Georgia Pacific Corporation, Timber Group ...     $   112,188
     7,000        International Paper Company .................         295,313
     5,000        Mead Corporation ............................         153,750
     3,000        Union Camp Corporation ......................         201,375
     8,000        Willamette Industries, Inc. .................         302,000
                                                                    -----------
                                                                      1,064,626
                                                                    -----------
                RACETRACKS -- 0.4%
     9,000        Speedway Motorsports, Inc.(a) ...............         371,250
                                                                    -----------
                RETAIL -- 8.3%
    17,000        American Stores Company .....................         561,000
     7,000        AutoZone, Inc.(a) ...........................         212,625
    20,000        CBRL Group, Inc. ............................         360,000
     9,000        Circuit City Stores - Circuit City Group ....         689,625
    33,000        Home Depot, Inc. ............................         429,187
    10,000        Nike, Inc. - Class B ........................         576,875
     8,000        Sears, Roebuck & Company ....................         361,500
    15,000        Wal-Mart Stores, Inc. .......................       1,382,813
    40,000        Walgreen Company ............................       1,130,000
     6,000        Williams-Sonoma, Inc.(a) ....................         169,500
                                                                    -----------
                                                                      7,498,188
                                                                    -----------
                SERVICES - COMPUTER -- 3.7%
    22,200        Automatic Data Processing, Inc. .............         918,525
    16,000        Ceridian Corporation ........................         585,000
    24,000        Computer Sciences Corporation(a) ............       1,324,500
     8,500        Electronic Data Systems Corporation .........         413,844
     6,000        Wallace Computer Services, Inc. .............         118,875
                                                                    -----------
                                                                      3,360,744
                                                                    -----------
                SERVICES - CONSUMER -- 0.4%
     6,000        HEALTHSOUTH Corporation(a) ..................          62,250
     7,000        Waste Management, Inc. ......................         310,625
                                                                    -----------
                                                                        372,875
                                                                    -----------
                TELECOMMUNICATION EQUIPMENT -- 2.8%
     2,000        Lucent Technologies, Inc. ...................         215,500
    12,000        Northern Telecom Limited ....................         745,500
    18,000        Scientific-Atlanta, Inc. ....................         490,500
    11,500        Tellabs, Inc. ...............................       1,124,125
                                                                    -----------
                                                                      2,575,625
                                                                    -----------
                TRANSPORTATION -- 1.6%
    15,500        FDX Corporation(a) ..........................       1,438,594
                                                                    -----------
                UTILITIES -- 6.6%
    25,000        Ameritech Corporation .......................       1,446,875
     3,000        AT&T Corporation ............................         239,438
    23,000        BellSouth Corporation .......................         921,437
    15,490        Duke Energy Corporation .....................         846,141
     4,000        MCI WorldCom, Inc.(a) .......................         354,250
    26,000        SBC Communications, Inc. ....................       1,225,250
    17,000        US WEST, Inc. ...............................         936,062
                                                                    -----------
                                                                      5,969,453
                                                                    -----------

                TOTAL COMMON STOCKS (COST $45,491,392) ........     $86,838,733
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
   Face
  Amount        REPURCHASE AGREEMENTS(b) -- 4.2%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$3,833,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $3,833,399
                    (Cost $3,833,000) .........................     $ 3,833,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.9% ................     $90,671,733

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .          35,717
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $90,707,450
                                                                    ===========

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $3,970,682.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
 PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS -- 41.3%           VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES -- 8.5%
$  225,000        7.00%, due 04/15/1999 .......................     $   225,211
   150,000        6.375%, due 07/15/1999 ......................         150,750
   100,000        8.00%, due 08/15/1999 .......................         101,187
   250,000        7.50%, due 10/31/1999 .......................         253,828
    50,000        7.875%, due 11/15/1999 ......................          50,937
   100,000        8.50%, due 02/15/2000 .......................         103,063
    20,000        8.75%, due 08/15/2000 .......................          20,981
    50,000        8.50%, due 11/15/2000 .......................          52,672
   140,000        8.00%, due 05/15/2001 .......................         148,225
   125,000        7.875%, due 08/15/2001 ......................         132,695
   850,000        5.75%, due 04/30/2003 .......................         866,204
   750,000        5.875%, due 11/15/2005 ......................         770,860
   750,000        5.50%, due 02/15/2008 .......................         757,735
                                                                    -----------
                                                                      3,634,348
                                                                    -----------
                FEDERAL FARM CREDIT BANK BONDS -- 1.9%
   500,000        6.00%, due 01/07/2008 .......................         503,585
   325,000        6.06%, due 05/28/2013 .......................         324,441
                                                                    -----------
                                                                        828,026
                                                                    -----------
                FEDERAL HOME LOAN BANK BONDS -- 7.5%
   500,000        7.57%, due 08/19/2004 .......................         544,676
   500,000        6.045%, due 12/10/2004 ......................         510,163
   750,000        5.925%, due 04/09/2008 ......................         752,374
   500,000        5.42%, due 09/23/2008 .......................         483,462
   500,000        5.52%, due 09/23/2008 .......................         487,082
   500,000        5.038%, due 10/14/2008 ......................         469,487
                                                                    -----------
                                                                      3,247,244
                                                                    -----------
                FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 7.1%
   500,000        6.345%, due 11/01/2005 ......................         517,749
   300,000        7.52%, due 04/21/2006 .......................         300,420
   500,000        7.55%, due 04/26/2006 .......................         500,885
   895,000        7.44%, due 09/20/2006 .......................         930,106
   800,000        7.04%, due 01/09/2007 .......................         822,390
                                                                    -----------
                                                                      3,071,550
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 15.2%
   100,000        8.45%, due 07/12/1999 .......................         100,980
   500,000        6.83%, due 04/02/2003 .......................         500,000
   500,000        6.63%, due 06/20/2005 .......................         520,881
   500,000        7.90%, due 06/28/2006 .......................         499,744
   650,000        7.65%, due 10/06/2006 .......................         659,322
   500,000        7.36%, due 02/07/2007 .......................         504,553
   400,000        7.70%, due 04/10/2007 .......................         407,815
   500,000        6.62%, due 06/25/2007 .......................         524,779
   500,000        7.16%, due 06/26/2007 .......................         505,774
   500,000        7.00%, due 07/17/2007 .......................         506,043
   750,000        6.08%, due 12/15/2010 .......................         758,662
   400,000        6.80%, due 08/27/2012 .......................         416,869
   600,000        6.875%, due 09/24/2012 ......................         623,644
                                                                    -----------
                                                                      6,529,066
                                                                    -----------
                PRIVATE EXPORT FUNDING BONDS-- 1.1%
   470,000        7.90%, due 03/31/2000 .......................         482,162
                                                                    -----------

                TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (COST $17,875,130) ..........................     $17,792,396
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      MORTGAGE-BACKED SECURITIES -- 11.7%                     VALUE
--------------------------------------------------------------------------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.7%
$   17,332        Pool #15032, 7.50%, due 02/15/2007 ..........     $    17,839
   432,045        Pool #438434, 6.50%, due 01/01/2013 .........         437,919
    14,205        Pool #176413, 7.50%, due 09/15/2016 .........          14,620
    18,723        Pool #170784, 8.00%, due 12/15/2016 .........          19,497
    13,842        Pool #181540, 8.00%, due 02/15/2017 .........          14,414
   496,979        Pool #493659, 6.50%, due 12/15/2018 .........         494,669
   482,719        Pool #476695, 6.50%, due 10/15/2023 .........         480,476
   442,073        Pool #366710, 6.50%, due 02/01/2024 .........         440,019
   545,800        Pool #453826, 7.25%, due 09/01/2027 .........         557,551
   868,998        Pool #412360, 7.00%, due 11/15/2027 .........         882,271
   687,931        Pool #454162, 7.00%, due 05/15/2028 .........         698,439
   499,974        Pool #158794, 7.00%, due 09/15/2028 .........         507,610
   496,851        Pool #48760, 6.50%, due 12/15/2028 ..........         494,542
                                                                    -----------

                TOTAL MORTGAGE-BACKED SECURITIES (COST $5,080,623)  $ 5,059,866
                                                                    -----------
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0%                                VALUE
--------------------------------------------------------------------------------
                FINANCE -- 23.0%
                  American Express Company,
$  350,000          8.50%, due 08/15/2001 .....................     $   370,985
                                                                    -----------
                  AmSouth Bancorp,
   425,000          9.375%, due 05/01/1999 ....................         426,163
   550,000          7.75%, due 05/15/2004 .....................         583,520
                                                                    -----------
                                                                      1,009,683
                                                                    -----------
                  Associate Corporation,
   500,000          6.25%, due 11/01/2008 .....................         498,307
                                                                    -----------
                  Banc One Corporation,
   600,000          7.00%, due 07/15/2005 .....................         625,998
                                                                    -----------
                  BankAmerica Corporation,
   496,000          8.375%, due 03/15/2002 ....................         528,900
                                                                    -----------
                  Bear Stearns Company,
   170,000          9.375%, due 06/01/2001 ....................         181,542
                                                                    -----------
                  General Electric Capital Corporation,
   100,000          7.24%, due 01/15/2002 .....................         104,331
   150,000          7.50%, due 03/15/2002 .....................         157,796
                                                                    -----------
                                                                        262,127
                                                                    -----------
                  Merrill Lynch & Company, Inc.,
   745,000          7.375%, due 08/17/2002 ....................         777,864
                                                                    -----------
                  J.P. Morgan & Company,
   500,000          7.25%, due 01/15/2002 .....................         515,948
   500,000          6.00%, due 01/15/2009 .....................         482,297
                                                                    -----------
                                                                        998,245
                                                                    -----------
                  NationsBank,
   550,000          7.625%, due 04/15/2005 ....................         591,488
                                                                    -----------
                  Regions Financial Corporation,
   350,000          7.80%, due 12/01/2002 .....................         368,578
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  Salomon, Inc.,
$  400,000          7.25%, due 01/15/2000 .....................     $   405,222
   480,000          7.50%, due 02/01/2003 .....................         502,899
                                                                    -----------
                                                                        908,121
                                                                    -----------
                  Sears Roebuck Acceptance Corporation,
   700,000          6.00%, due 03/20/2003 .....................         700,406
                                                                    -----------
                  SouthTrust Bank of Alabama, N.A.,
   665,000          7.00%, due 11/15/2008 .....................         683,779
                                                                    -----------
                  Transamerica Financial Corporation,
   785,000          7.50%, due 03/15/2004 .....................         827,521
                                                                    -----------
                  Wachovia Corporation,
   535,000          7.00%, due 12/15/1999 .....................         540,881
                                                                    -----------

                TOTAL FINANCE CORPORATE BONDS .................       9,874,425
                                                                    -----------
                INDUSTRIAL -- 16.1%
                  BP America, Inc.,
   265,000          8.50%, due 04/15/2001 .....................         280,286
                                                                    -----------
                  Coca-Cola Company,
   500,000          6.625%, due 08/01/2004 ....................         512,830
                                                                    -----------
                  duPont (E.I.) de Nemours & Company,
   150,000          9.15%, due 04/15/2000 .....................         155,641
   300,000          6.75%, due 10/15/2002 .....................         310,434
                                                                    -----------
                                                                        466,075
                                                                    -----------
                  Hanson Overseas,
 1,100,000          7.375%, due 01/15/2003 ....................       1,150,009
                                                                    -----------
                  International Business Machines Corporation,
 1,000,000          7.25%, due 11/01/2002 .....................       1,046,058
                                                                    -----------
                  Kimberly-Clark Corporation,
   240,000          8.625%, due 05/01/2001 ....................         255,879
                                                                    -----------
                  Limited, Inc.,
   150,000          8.875%, due 08/15/1999 ....................         151,751
                                                                    -----------
                  Mobil Corporation,
   100,000          8.375%, due 02/12/2001 ....................         104,779
                                                                    -----------
                  Philip Morris Companies, Inc.,
   175,000          7.75%, due 05/01/1999 .....................         175,284
   700,000          7.125%, due 10/01/2004 ....................         727,870
                                                                    -----------
                                                                        903,154
                                                                    -----------
                  Procter & Gamble Company,
   150,000          8.70%, due 08/01/2001 .....................         161,011
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value      CORPORATE BONDS -- 44.0% (Continued)                    Value
--------------------------------------------------------------------------------
                  Raytheon Company,
$  800,000          6.50%, due 07/15/2005 .....................     $   815,058
                                                                    -----------
                  Wal-Mart Stores, Inc.,
   170,000          9.10%, due 07/15/2000 .....................         177,733
   100,000          8.625%, due 04/01/2001 ....................         105,890
   745,000          7.50%, due 05/15/2004 .....................         806,212
                                                                    -----------
                                                                      1,089,835
                                                                    -----------

                TOTAL INDUSTRIAL CORPORATE BONDS ..............       6,936,725
                                                                    -----------
                UTILITY -- 4.9%
                  AT&T Corporation,
   250,000          6.00%, due 03/15/2009 .....................         248,439
                                                                    -----------
                  Consolidated Edison,
   785,000          7.60%, due 01/15/2000 .....................         798,281
                                                                    -----------
                  Emerson Electric Company,
   552,000          6.30%, due 11/01/2005 .....................         560,893
                                                                    -----------
                  Scana Corporation,
   500,000          6.05%, due 01/13/2003 .....................         499,035
                                                                    -----------

                TOTAL UTILITY CORPORATE BONDS .................       2,106,648
                                                                    -----------

                TOTAL CORPORATE BONDS (COST $18,678,558) ......     $18,917,798
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $41,634,311) -- 97.0% .................     $41,770,060
                                                                    -----------
================================================================================
    Face
   Amount       REPURCHASE AGREEMENTS(a) -- 2.1%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$  888,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $888,093 (Cost $888,000)    $   888,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.1% ................     $42,658,060

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .         382,466
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $43,040,526
                                                                    ===========

(a) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $919,897.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4%                          VALUE
--------------------------------------------------------------------------------
                Alabama Mental Health Finance Auth. Special Tax,
$  300,000          5.00%, due 05/01/2006 .....................     $   315,501
                                                                    -----------
                Alabama Special Care Facilities Financing Auth. Rev.,
   250,000          5.375%, due 11/01/2012 ....................         257,522
                                                                    -----------
                Alabama State, GO,
   100,000          5.70%, due 12/01/2002 .....................         105,936
                                                                    -----------
                Alabama State Industrial Access Road & Bridge Corp., GO,
   100,000          5.25%, due 06/01/2003 .....................         104,866
                                                                    -----------
                Alabama State Mun. Elec. Auth. Power Supply Rev.,
   150,000          5.625%, due 09/01/2000 ....................         154,490
   340,000          5.75%, due 09/01/2001 .....................         355,616
   400,000          6.50%, due 09/01/2005, prerefunded
                      09/01/2001 at 101 .......................         430,592
                                                                    -----------
                                                                        940,698
                                                                    -----------
                Alabama State Public School & College Auth. Rev.,
   100,000          4.40%, due 12/01/2000 .....................         101,748
   250,000          5.25%, due 11/01/2005 .....................         267,325
   205,000          5.00%, due 12/01/2005 .....................         216,267
   200,000          5.125%, due 11/01/2010 ....................         210,442
   300,000          5.00%, due 11/01/2012 .....................         308,178
                                                                    -----------
                                                                      1,103,960
                                                                    -----------
                Alabama Water Pollution Control Rev.,
    25,000          7.00%, due 08/15/2001, prerefunded
                      08/15/1999 at 100 .......................          25,360
   190,000          6.25%, due 08/15/2004 .....................         211,054
                                                                    -----------
                                                                        236,414
                                                                    -----------
                Anniston, AL, GO,
   250,000          5.50%, due 01/01/2004 .....................         267,287
                                                                    -----------
                Anniston, AL, Regional Medical Center Board Hospital Rev.,
    25,000          7.375%, due 07/01/2006, ETM ...............          27,775
                                                                    -----------
                Auburn University, Alabama, Rev.,
    25,000          6.10%, due 06/01/1999 .....................          25,123
   150,000          5.20%, due 06/01/2004 .....................         158,821
   325,000          5.25%, due 04/01/2005 .....................         344,806
                                                                    -----------
                                                                        528,750
                                                                    -----------
                Baldwin Co., AL, GO,
   200,000          5.85%, due 08/01/2003 .....................         216,228
   400,000          5.00%, due 02/01/2007 .....................         419,788
   200,000          4.55%, due 02/01/2009 .....................         197,338
                                                                    -----------
                                                                        833,354
                                                                    -----------
                Baldwin Co., AL, Board of Education Rev.,
   300,000          5.90%, due 12/01/2001 .....................         304,095
                                                                    -----------
                Birmingham, AL, GO,
   100,000          5.80%, due 04/01/2002 .....................         105,737
   200,000          5.90%, due 04/01/2003 .....................         214,974
                                                                    -----------
                                                                        320,711
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Birmingham, AL, Industrial Water Board Rev.,
$  100,000          5.00%, due 03/01/2001 .....................     $   102,592
   100,000          6.00%, due 07/01/2007 .....................         112,508
                                                                    -----------
                                                                        215,100
                                                                    -----------
                Birmingham, AL, Medical Clinic Board Rev.,
    60,000          7.30%, due 07/01/2005, ETM ................          66,823
                                                                    -----------
                Birmingham, AL, Special Facilities Rev.,
   100,000          4.45%, due 06/01/1999 .....................         100,222
                                                                    -----------

                Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000          5.90%, due 01/01/2003 .....................          53,698
   400,000          6.15%, due 01/01/2006 .....................         432,168
                                                                    -----------
                                                                        485,866
                                                                    -----------
                Birmingham-Southern College, AL,
                  Private Education Bldg. Auth. Rev.,
   500,000          5.10%, due 12/01/2012 .....................         508,210
                                                                    -----------
                DCH Health Care Auth. of Alabama Rev.,
    55,000          5.00%, due 06/01/2004 .....................          57,358
                                                                    -----------
                Decatur, AL, GO,
   300,000          5.00%, due 06/01/2009 .....................         313,440
                                                                    -----------
                Fairhope, AL, Utility Rev.,
   200,000          5.10%, due 12/01/2008 .....................         207,044
                                                                    -----------
                Florence, AL, School Warrants,
   200,000          4.65%, due 12/01/2012 .....................         197,678
                                                                    -----------
                Greenville, AL, GO,
   300,000          5.10%, due 12/01/2009 .....................         315,360
                                                                    -----------
                Hoover, AL, Board of Education, GO,
   400,000          6.00%, due 02/15/2006 .....................         439,240
                                                                    -----------
                Hoover, AL, Board of Education Special Tax,
   200,000          6.625%, due 02/01/2010, prerefunded
                      02/01/2001 at 102 .......................         214,550
                                                                    -----------
                Houston Co., AL, GO,
   250,000          5.00%, due 07/01/2002 .....................         259,542
                                                                    -----------
                Huntsville, AL, GO,
   115,000          5.15%, due 08/01/2000 .....................         117,661
   100,000          5.20%, due 11/01/2000 .....................         102,785
   500,000          5.50%, due 11/01/2002 .....................         528,895
   100,000          5.90%, due 11/01/2005 .....................         108,893
   300,000          5.40%, due 02/01/2010 .....................         314,670
   200,000          5.25%, due 11/01/2011 .....................         210,792
                                                                    -----------
                                                                      1,383,696
                                                                    -----------
                Huntsville, AL, Electric Systems Rev.,
   150,000          6.10%, due 12/01/2000 .....................         156,517
   150,000          5.00%, due 12/01/2003 .....................         157,232
   250,000          4.80%, due 12/01/2012 .....................         250,522
                                                                    -----------
                                                                        564,271
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Huntsville, AL, Water Systems Rev.,
$  150,000          5.15%, due 05/01/2004 .....................     $   157,922
   150,000          5.25%, due 05/01/2005 .....................         157,813
   200,000          4.70%, due 11/01/2013 .....................         197,912
                                                                    -----------
                                                                        513,647
                                                                    -----------
                Jefferson Co., AL, GO,
   150,000          5.55%, due 04/01/2002 .....................         157,290
   100,000          5.00%, due 04/01/2004 .....................         104,399
                                                                    -----------
                                                                        261,689
                                                                    -----------
                Jefferson Co., AL, Board of Education
                  Capital Outlay Warrants,
   300,000          5.70%, due 02/15/2011 .....................         331,029
                                                                    -----------
                Jefferson Co., AL, Sewer Rev.,
   140,000          5.15%, due 09/01/2002 .....................         146,409
    50,000          5.50%, due 09/01/2003, ETM ................          53,418
   300,000          5.75%, due 09/01/2005 .....................         324,798
                                                                    -----------
                                                                        524,625
                                                                    -----------
                Lee Co., AL, GO,
   300,000          5.50%, due 02/01/2007 .....................         323,871
                                                                    -----------
                Madison, AL, Warrants,
   325,000          5.55%, due 04/01/2007 .....................         352,401
   200,000          4.40%, due 02/01/2011 .....................         194,838
   400,000          4.85%, due 02/01/2013 .....................         396,872
                                                                    -----------
                                                                        944,111
                                                                    -----------
                Madison Co., AL, Board of Education
                  Capital Outlay Tax Antic. Warrants,
   175,000          5.20%, due 09/01/2004 .....................         185,568
   250,000          5.10%, due 09/01/2011 .....................         259,818
                                                                    -----------
                                                                        445,386
                                                                    -----------
                Mobile, AL, GO,
   200,000          5.40%, due 08/15/2000 .....................         205,622
    25,000          6.25%, due 08/01/2001 .....................          26,490
    25,000          6.30%, due 08/01/2001 .....................          26,517
   275,000          6.20%, due 02/15/2007, ETM ................         308,784
                                                                    -----------
                                                                        567,413
                                                                    -----------
                Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000          6.30%, due 01/01/2003 .....................          59,438
                                                                    -----------
                Mobile Co., AL, GO,
    50,000          6.10%, due 02/01/2002, prerefunded
                      02/01/2000 at 102 .......................          52,175
   160,000          6.70%, due 02/01/2011, prerefunded
                      02/01/2000 at 102 .......................         167,786
                                                                    -----------
                                                                        219,961
                                                                    -----------
                Mobile Co., AL, Board of Education
                  Capital Outlay Warrants,
   400,000          5.00%, due 03/01/2008 .....................         416,100
                                                                    -----------
                Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000          4.50%, due 02/01/2003 .....................         101,517
                                                                    -----------
                Montgomery, AL, GO,
   200,000          4.25%, due 05/01/1999, ETM ................         200,190
   200,000          4.70%, due 05/01/2002 .....................         205,536
   500,000          5.10%, due 10/01/2008 .....................         527,735
                                                                    -----------
                                                                        933,461
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Montgomery, AL, Waterworks & Sanitation Rev.,
$  200,000          5.85%, due 03/01/2003 .....................     $   213,882
   400,000          5.60%, due 09/01/2009 .....................         431,920
                                                                    -----------
                                                                        645,802
                                                                    -----------
                Montgomery Co., AL, GO,
   100,000          5.20%, due 11/01/2006 .....................         105,131
                                                                    -----------
                Mountain Brook, AL, Board of Education
                  Capital Outlay Warrants,
   405,000          4.80%, due 02/15/2011 .....................         411,079
                                                                    -----------
                Muscle Shoals, AL, GO,
   400,000          5.60%, due 08/01/2010 .....................         434,376
                                                                    -----------
                Opelika, AL, GO,
   100,000          4.60%, due 03/01/2003 .....................         102,883
   100,000          5.30%, due 07/01/2003 .....................         105,830
                                                                    -----------
                                                                        208,713
                                                                    -----------
                Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000          4.35%, due 08/01/2011 .....................         193,966
                                                                    -----------
                Shelby Co., AL, GO,
   205,000          5.20%, due 08/01/2000 .....................         210,072
    50,000          5.35%, due 08/01/2001 .....................          52,030
                                                                    -----------
                                                                        262,102
                                                                    -----------
                Shelby Co., AL, Hospital Board Rev.,
    35,000          6.60%, due 02/01/2001, ETM ................          36,817
    25,000          6.60%, due 02/01/2002, ETM ................          26,860
    40,000          6.60%, due 02/01/2003, ETM ................          43,808
                                                                    -----------
                                                                        107,485
                                                                    -----------
                Tuscaloosa, AL, Board of Education, GO,
   100,000          5.10%, due 02/01/2004 .....................         105,099
   300,000          4.625%, due 08/01/2008 ....................         305,115
                                                                    -----------
                                                                        410,214
                                                                    -----------
                Tuscaloosa, AL, Board of Education
                  Special Tax Warrants,
    75,000          5.70%, due 02/15/2005 .....................          79,657
   125,000          6.00%, due 02/15/2009 .....................         134,440
                                                                    -----------
                                                                        214,097
                                                                    -----------
                University of Alabama General Fee Series A Rev.,
   250,000          4.15%, due 10/01/1999 .....................         251,323
    50,000          5.00%, due 11/01/2000 .....................          51,263
   240,000          5.10%, due 10/01/2002 .....................         250,694
   400,000          5.25%, due 06/01/2010 .....................         421,076
   100,000          5.375%, due 06/01/2013 ....................         104,822
                                                                    -----------
                                                                      1,079,178
                                                                    -----------
                Vestavia Hills, AL, Board of Education
                  Capital Outlay Rev.,
    55,000          5.25%, due 02/01/2004 .....................          57,294
                                                                    -----------
                Vestavia Hills, AL, Warrants,
   125,000          4.90%, due 04/01/2005 .....................         130,339
                                                                    -----------

                TOTAL ALABAMA (COST $19,759,696) ..............     $20,577,293
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      MONEY MARKETS -- 4.4%                                   VALUE
--------------------------------------------------------------------------------
   938,332      Firstar Tax-Free Money Market Fund (Cost $938,332)  $   938,332
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $20,698,028)-- 99.8% ..................     $21,515,625

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .          44,347
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $21,559,972
                                                                    ===========

ETM - Escrowed to maturity.
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1999:

--------------------------------------------------------------------------------
                                   Government       Government        Alabama
                                     Street           Street          Tax Free
                                  Equity Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation .  $ 42,337,895     $    653,317     $    861,851
Gross unrealized depreciation .      (990,554)        (517,568)         (44,254)
                                 ------------     ------------     ------------
Net unrealized appreciation ...  $ 41,347,341     $    135,749     $    817,597
                                 ============     ============     ============

Federal income tax cost .......  $ 45,491,392     $ 41,634,311     $ 20,698,028
                                 ============     ============     ============
--------------------------------------------------------------------------------

As of March 31, 1999, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $540,121 and $199,283, respectively, which expire through the year 2007. In addition, The Government Street Bond Fund had net realized capital losses of $13,140 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $22,246,919 and $16,504,497, respectively, for The Government Street Equity Fund, $13,200,689 and $6,549,408, respectively, for The Government Street Bond Fund, and $2,840,186 and $1,250,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $21,089 of its investment advisory fees for the Fund during the year ended March 31, 1999.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds


INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                   THE ALABAMA
                               TAX FREE BOND FUND

                                 August 1, 1999

                                   A series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES...........................................  2
INVESTMENT LIMITATIONS....................................................... 13
TRUSTEES AND OFFICERS........................................................ 15
INVESTMENT ADVISOR........................................................... 19
ADMINISTRATOR................................................................ 20
OTHER SERVICES............................................................... 21
BROKERAGE.................................................................... 21
SPECIAL SHAREHOLDER SERVICES................................................. 22
PURCHASE OF SHARES........................................................... 24
REDEMPTION OF SHARES......................................................... 25
NET ASSET VALUE DETERMINATION................................................ 25
ALLOCATION OF TRUST EXPENSES................................................. 26
ADDITIONAL TAX INFORMATION................................................... 26
CAPITAL SHARES AND VOTING.................................................... 28
CALCULATION OF PERFORMANCE DATA.............................................. 30
FINANCIAL STATEMENTS AND REPORTS............................................. 33

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Alabama Tax Free Bond Fund (the "Fund") dated August 1, 1999. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS

The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.

Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, changes in RGSP reflect changes in final output. From 1993-1997, RGSP originating in manufacturing increased by 5.2% per year while the RGSP originating in all non-manufacturing sectors grew by 4.0% per year.

Those non-manufacturing sectors exhibiting large percentage increases in RGSP originating between 1993 and 1997 were trade and construction. From 1993 to 1997, trade grew by 5.8% per year, and construction grew by 7.8% per year. The current movement toward diversification of the State's manufacturing base and a similar trend toward enlargement and diversification of the trade, construction, and service industries in the State are expected to lead to increased economic stability.

In 1998, the Alabama economy remained healthy. Almost 40,000 net new jobs were created, which represented an increase of 2.1%. Most of the new jobs (45%) were created in the services sector. Retail trade, one of the fastest growing sectors, accounted for another 35% of all new jobs. Surprisingly, one of the strongest components within the services sector in recent years, the health services industry, lost approximately 500 jobs in 1998. The manufacturing sector lost approximately 200 net jobs during 1998.

Among the leading manufacturing industries have been pulp, paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, motor vehicles, machinery and service industries are also important to the Alabama economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The fastest job growth in the State during 1998 was in the Birmingham and Mobile metropolitan areas, which added 11,200 and 6,700 jobs, respectively. These two areas accounted for almost 45% of the 1998 total job growth in the State. Major factors contributing to the relatively faster than expected rate of growth include very strong consumer spending; low inflation and unemployment rates; low energy and commodity prices; low interest rates; strong demand for residential housing; and strong commercial construction.

INDUSTRIAL REVENUE BONDS. The Fund may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Advisor, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies nor (with affiliates) hold more than 3% of securities of one investment company. Any such investment would involve duplication of expenses, particularly investment advisory fees.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(10) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer;

(11) Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities; or

(12) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

                                      -14-

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)


                                      -15-


Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


                                      -16-

Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                      -17-

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit

Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 12, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. On the same date, Mr. John R. Miller, Jr., P.O. Box 469, Brewton, Alabama 36427, beneficially owned 17.7% of the then-outstanding shares of the Fund and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 34.2% of the then-outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc., may be deemed to control the Fund.


                               INVESTMENT ADVISOR

T. Leavell & Associates, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until April 1, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor is at the annual rate of 0.35% of the Fund's average daily net assets. For the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid the Advisor advisory fees of $48,813 (which was net of voluntary fees waivers of $21,089), $46,538 (net of voluntary fee waivers of $18,821), and $36,816 (net of voluntary fee waivers of $19,812), respectively.

The Advisor, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill and Timothy S. Healey. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines. For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received from the Fund fees of $29,975, $28,029 and $24,513, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Firstar Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Advisor.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Fund has adopted policies which allow the Advisor to allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions.

Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                         The Alabama Tax Free Bond Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the

Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $199,283, which expire through the year 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Alabama tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Alabama income tax, except to the extent attributable to gains from certain obligations of the State of Alabama and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income and federal income tax implications may apply. You should consult your tax advisor for further information.

                            CAPITAL SHARES AND VOTING

The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

The Declaration of Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International

Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Equity Fund and The Government Street Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                         CALCULATION OF PERFORMANCE DATA


The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1999, for the five year period ended March 31, 1999 and for the period since inception (January 15, 1993) to March 31, 1999 are 4.73%, 5.52% and 5.15%,
respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1999 was 3.62%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1999, based on the highest marginal combined federal and Alabama income tax rate, was 6.31%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman 7-Year Municipal Bond Index or the Lehman 3-Year Municipal Bond Index, which are generally considered to be representative of the performance of intermediate term municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

Pursuant to an Agreement and Plan of Reorganization dated March 1, 1994, the Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albemarle

Investment Trust. The investment objectives, policies and restrictions of the Fund and the Predecessor Fund are practically identical and the financial data and information in this Prospectus for periods prior to April 1, 1994 relates to the Predecessor Fund.

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds

                                 Annual Report
                                 March 31, 1999

                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

     We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1999.

The Government Street Equity Fund
---------------------------------

     We are proud to report that The Government Street Equity Fund has received a four star rating from Morningstar, Inc. for the 1, 3 and 5 year periods coinciding with the end of its fiscal year on March 31, 1999. The Morningstar ratings reflect risk-adjusted performance and are subject to change every month. Ratings are calculated for the Fund's total annual return in excess of the 90-day T-bill return with fee adjustments and a risk factor that reflects Fund performance below the 90-day T-bill return. A four star rating places the Fund in the top 32.5% of all domestic stock funds measured. For the five year period ended March 31, 1999, that universe consisted of 1,810 common stock mutual funds.

     For the year ended March 31, 1999, The Government Street Equity Fund achieved a solid investment return of 14.8%. This compares favorably with the Lipper Growth and Income Fund Index whose return was 6.8% for the same twelve month period.

     During 1998 and the first quarter of 1999, common stocks continued their recent trend of larger capitalization stocks performing well with the broader market lagging. Most indicative of this phenomenon, perhaps, was the investment return of the S&P 500 Index. This index-- which is capitalization weighted-- had a total return of 18.5% for the twelve months ended March 31, 1999; however, on an equal weighted basis, the S&P 500 would have achieved a return of only 1.9% for the same period.

     In addition, growth stocks have recently outperformed value stocks to an extent that has not been experienced in at least 20 years. For example, the average "large growth" fund achieved a return of 26.1% for the 12 months through March; for the same period, however, the average "small value" fund fell 22.7%. This extreme disparity is evident within The Government Street Equity Fund's portfolio. For the year ended March 31, 1999, the return of the growth stocks in the Fund was 30.4%, while the return of the Fund's value stocks was a mere 1.5%.

     It is unlikely that the U.S. stock market will continue indefinitely to be driven by the narrow leadership of a handful of large capitalization stocks; nor is it reasonable to expect that growth stocks will continue to outperform value stocks as they have over the past 18 months.

     Looking ahead, it probably would be foolish to predict a continuation of the recent record setting pace experienced in the stock market. However, the fundamental economic environment in our country is so healthy that it is equally difficult to maintain strong negative sentiments about the market. Regardless of what may occur in the short run, we continue to be positive with respect to potential long-term growth in equity markets.

     The Government Street Equity Fund is currently invested in approximately 120 companies. These investments are spread over most areas of the economy thereby insuring broad diversification of risk. All of these companies are quality representatives of their respective industries, and each has passed a number of fundamental financial and technical screens used in its selection.

     During the recent fiscal year, the Fund experienced a turnover rate of only 22%. At year end, the net assets of the Fund were $90,707,450; net asset value per share was $48.10.

The Government Street Bond Fund
-------------------------------

     Following the rally in U.S. Treasury securities that occurred during the latter part of 1998, bond investors began 1999 with optimism. After all, inflation continued to be low, the possibility of lower interest rates seemed likely, and there was a growing feeling among analysts that the U.S. economy would be slowing throughout the year.

     However, these economic conditions actually resulted in a shift in investor sentiment. As the strength in the U.S. economy became more apparent and as global economies seemed to improve, fewer investors sought the safety of U.S. Treasuries. During February, 1999, the Lehman Brothers Treasury Index experienced a loss of 2.6%-- the worst month for U.S. Treasuries in 18 years. The sell-off in Treasuries affected most other bonds which also fell in price during the quarter.

     Despite these reverses in the bond market during 1999's first calendar quarter, The Government Street Bond Fund completed its fiscal year at March 31 with a total return of 5.38%. For this same period, the return of the Lehman Government/Corporate Intermediate Bond Index was 6.56%. The Fund's ratio of net investment income to average net assets was 6.01%.

     For its fiscal year ended March 31, 1999, 97.7% of The Government Street Bond Fund's assets were invested in securities rated A or better with over 55% rated AAA. The average maturity and duration of the Fund were 5.8 years and 4.4 years, respectively. The net assets of the Fund were $43,040,526; net asset value per share was $20.90. The ratio of expenses to average net assets was 0.73%.

The Alabama Tax Free Bond Fund
------------------------------

     The Alabama Tax Free Bond Fund was ranked by Lipper Analytical Services, Inc. as the number one Alabama municipal debt fund based on total return for the year ended December 31, 1998. Lipper provides mutual fund data and rankings to The Wall Street Journal and other national financial publications.

     This Fund remains the only no-load Alabama municipal bond fund. It invests in high grade Alabama tax-exempt bonds which carry a Moody's or Standard and Poor's rating of A or better. As of March 31, 1999, more than half of the Fund's assets were rated AAA.

     The net assets of the Fund as of March 31, 1999 were $21,559,972; the net asset value per share was $10.54. The weighted average maturity of the Fund's portfolio was 7.2 years-- an average maturity in keeping with its intermediate term objective.

     The total return of the Fund for its fiscal year ended March 31, 1999 was 4.73%. For the same twelve months period, the Lehman Three Year and Five Year Indices achieved returns of 5.28% and 5.98%, respectively. The ratio of net investment income to average net assets was 4.16%. For an Alabama investor in the maximum combined federal and state income tax bracket of 42.6%, that yield's taxable equivalent was 7.25%.

     Tax-exempt municipal securities continue to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and state income taxes. Demographic trend suggests that the interest in such securities will continue to grow in the years ahead as the aging population focuses increasingly on principal preservation and generation of income.

     Thank you for your continued confidence in The Government Street Funds and The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                               Very truly yours,

                                               /s/ Thomas W. Leavell

                                               Thomas W. Leavell
                                               President
                                               T. Leavell & Associates, Inc.


                                               /s/ Richard Mitchell

                                               Richard Mitchell
                                               President
                                               The Government Street Funds
                                               The Alabama Tax Free Bond Fund

                       THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Government Street Equity Fund                           $29,816
Standard & Poor's 500 Index                                 $40,940
Consumer Price Index                                        $12,144
--------------------------------------------------------------------------------

                      -------------------------------------
                        The Government Street Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      14.81%     20.32%         15.06%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.


                        THE GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index, and
                         the 90-Day Treasury Bill Index

                                                              3/99
                                                             ------
The Government Street Bond Fund                             $17,002
Lehman Government/Corporate Intermediate Bond Index         $17,611
90-Day Treasury Bill Index                                  $14,453
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Government Street Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       5.38%     6.60%           7.03%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.

                         THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
    Comparison of the Change in Value of a $10,000 Investment in The Alabama
     Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the
                       Lehman 3-Year Municipal Bond Index

                                                              3/99
                                                             ------
The Alabama Tax Free Bond Fund                              $13,661
Lehman 7-Year G.O. Municipal Bond Index                     $14,725
Lehman 3-Year Municipal Bond Index                          $13,599
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Alabama Tax Free Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.73%     5.52%           5.15%
                      -------------------------------------

            *Initial public offering of shares was January 15, 1993.

           Past performance is not predictive of future performance.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=====================================================================================================
                                                         Government      Government        Alabama
                                                           Street          Street          Tax Free
                                                           Equity           Bond             Bond
                                                            Fund            Fund             Fund
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .............................    $45,491,392    $ 41,634,311     $ 20,698,028
                                                        ===========    ============     ============
   At value (Note 1) ...............................    $86,838,733    $ 41,770,060     $ 21,515,625
Investments in repurchase agreements (Note 1) ......      3,833,000         888,000               --
Cash ...............................................            987             898               --
Interest receivable ................................            399         704,668          273,457
Dividends receivable ...............................         88,884              --               --
Receivable for capital shares sold .................         50,302          55,344              350
Other assets .......................................          5,328           3,813            1,338
                                                        -----------    ------------     ------------
   TOTAL ASSETS ....................................     90,817,633      43,422,783       21,790,770
                                                        -----------    ------------     ------------

LIABILITIES
Dividends payable ..................................          3,238          13,377           16,933
Distributions payable ..............................         35,888              --               --
Payable for securities purchased ...................             --         256,008          199,361
Payable for capital shares redeemed ................          1,329          77,002            1,500
Accrued investment advisory fees (Note 3) ..........         45,990          18,043            5,087
Accrued administrative fees (Note 3) ...............         12,850           2,700            2,650
Other accrued expenses and liabilities .............         10,888          15,127            5,267
                                                        -----------    ------------     ------------
   TOTAL LIABILITIES ...............................        110,183         382,257          230,798
                                                        -----------    ------------     ------------

NET ASSETS .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Net assets consist of:
Paid-in capital ....................................    $49,360,109    $ 43,458,038     $ 20,941,658
Accumulated net realized losses
   from security transactions ......................             --        (553,261)        (199,283)
Net unrealized appreciation on investments .........     41,347,341         135,749          817,597
                                                        -----------    ------------     ------------
Net assets .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......      1,885,753       2,059,224        2,044,597
                                                        ===========    ============     ============
Net asset value, offering price and
   redemption price per share (Note 1) .............    $     48.10    $      20.90     $      10.54
                                                        ===========    ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1999
=======================================================================================
                                              Government     Government       Alabama
                                                Street         Street         Tax Free
                                                Equity          Bond            Bond
                                                 Fund           Fund            Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................    $   169,115    $ 2,665,381     $   960,084
   Dividends ............................        995,184             --              --
                                             -----------    -----------     -----------
      TOTAL INVESTMENT INCOME ...........      1,164,299      2,665,381         960,084
                                             -----------    -----------     -----------
EXPENSES
   Investment advisory fees (Note 3) ....        478,172        197,590          69,902
   Administrative fees (Note 3) .........        138,379         29,702          29,975
   Professional fees ....................         11,145         11,145           8,045
   Pricing costs ........................          2,671         11,810          14,038
   Trustees' fees and expenses ..........          8,220          8,220           8,220
   Printing of shareholder reports ......          8,199          6,741           7,843
   Custodian fees .......................         11,302          5,188           3,886
   Postage and supplies .................          6,911          6,229           5,475
   Registration fees ....................          2,957          3,222           1,067
   Insurance expense ....................          2,802          2,179           1,557
   Other expenses .......................          6,651          6,456             899
                                             -----------    -----------     -----------
      TOTAL EXPENSES ....................        677,409        288,482         150,907
   Fees waived by the Adviser (Note 3) ..             --             --         (21,089)
                                             -----------    -----------     -----------
      NET EXPENSES ......................        677,409        288,482         129,818
                                             -----------    -----------     -----------
NET INVESTMENT INCOME ...................        486,890      2,376,899         830,266
                                             -----------    -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ........      1,154,015       (119,151)           (347)
   Net change in unrealized appreciation/
      depreciation on investments .......      9,951,369       (251,151)         86,422
                                             -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     11,105,384       (370,302)         86,075
                                             -----------    -----------     -----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................    $11,592,274    $ 2,006,597     $   916,341
                                             ===========    ===========     ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1999 and 1998
===================================================================================================================================
                                                 Government Street             Government Street             Alabama Tax Free
                                                    Equity Fund                    Bond Fund                     Bond Fund
                                            ---------------------------   ---------------------------   ---------------------------
                                                Year           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
                                              March 31,      March 31,      March 31,      March 31,      March 31,      March 31,
                                                1999           1998           1999           1998           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................  $    486,890   $    516,281   $  2,376,899   $  2,087,331   $    830,266   $    782,390
   Net realized gains (losses)
      from security transactions .........     1,154,015      2,517,491       (119,151)       (36,286)          (347)         1,079
   Net change in unrealized appreciation/
      depreciation on investments ........     9,951,369     17,143,907       (251,151)       906,779         86,422        546,731
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from operations    11,592,274     20,177,679      2,006,597      2,957,824        916,341      1,330,200
                                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............      (487,774)      (527,419)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
   From net realized gains ...............    (3,083,650)    (1,732,108)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Decrease in net assets from
   distributions to shareholders .........    (3,571,424)    (2,259,527)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............    10,535,714     10,616,273      7,618,281      7,696,201      3,032,760      2,804,374
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................     3,411,170      2,175,993      2,146,286      1,871,979        609,745        555,482
   Payments for shares redeemed ..........    (6,903,321)    (4,696,332)    (3,257,836)    (2,965,314)    (2,106,904)      (770,028)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from
   capital share transactions ............     7,043,563      8,095,934      6,506,731      6,602,866      1,535,601      2,589,828
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE IN NET ASSETS .............    15,064,413     26,014,086      6,132,573      7,465,488      1,621,676      3,137,638

NET ASSETS
   Beginning of year .....................    75,643,037     49,628,951     36,907,953     29,442,465     19,938,296     16,800,658
                                            ------------   ------------   ------------   ------------   ------------   ------------
   End of year ...........................  $ 90,707,450   $ 75,643,037   $ 43,040,526   $ 36,907,953   $ 21,559,972   $ 19,938,296
                                            ============   ============   ============   ============   ============   ============
UNDISTRIBUTED NET
   INVESTMENT INCOME .....................  $         --   $        884   $         --   $      3,856   $         --   $         --
                                            ============   ============   ============   ============   ============   ============

Capital share activity
   Sold ..................................       233,010        268,759        359,195        365,904        286,831        270,970
   Reinvested ............................        77,139         56,533        101,333         89,389         57,694         53,306
   Redeemed ..............................      (151,673)      (121,016)      (153,761)      (141,456)      (199,887)       (73,918)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net increase in shares outstanding ....       158,476        204,276        306,767        313,837        144,638        250,358
   Shares outstanding, beginning of year .     1,727,277      1,523,001      1,752,457      1,438,620      1,899,959      1,649,601
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Shares outstanding, end of year .......     1,885,753      1,727,277      2,059,224      1,752,457      2,044,597      1,899,959
                                            ============   ============   ============   ============   ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  43.79      $  32.59      $  29.41      $  23.87      $  22.69
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.27          0.32          0.37          0.40          0.38
   Net realized and unrealized
      gains on investments ...................        6.01         12.28          4.50          5.75          1.19
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        6.28         12.60          4.87          6.15          1.57
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.27)        (0.32)        (0.36)        (0.40)        (0.39)
   Distributions from net realized gains .....       (1.70)        (1.08)        (1.33)        (0.21)           --
                                                  --------      --------      --------      --------      --------
Total distributions ..........................       (1.97)        (1.40)        (1.69)        (0.61)        (0.39)
                                                  --------      --------      --------      --------      --------
Net asset value at end of year ...............    $  48.10      $  43.79      $  32.59      $  29.41      $  23.87
                                                  ========      ========      ========      ========      ========

Total return .................................      14.81%        39.31%        16.94%        25.96%         7.02%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 90,707      $ 75,643      $ 49,629      $ 41,421      $ 31,473
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.85%         0.86%         0.89%         0.94%         0.91%
Ratio of net investment income
   to average net assets .....................       0.61%         0.82%         1.17%         1.50%         1.71%
Portfolio turnover rate ......................         22%           18%           20%           31%           55%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.00% for the year ended March 31, 1995.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  21.06      $  20.47      $  20.87      $  20.33      $  20.87
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        1.27          1.32          1.34          1.35          1.35
   Net realized and unrealized
      gains (losses) on investments ..........       (0.16)         0.60         (0.40)         0.54         (0.53)
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        1.11          1.92          0.94          1.89          0.82
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (1.27)        (1.33)        (1.34)        (1.35)        (1.36)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  20.90      $  21.06      $  20.47      $  20.87      $  20.33
                                                  ========      ========      ========      ========      ========

Total return .................................       5.38%         9.61%         4.60%         9.43%         4.12%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 43,041      $ 36,908      $ 29,442      $ 28,718      $ 27,780
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ..       0.73%         0.74%         0.75%         0.76%         0.85%

Ratio of net investment income
   to average net assets .....................       6.01%         6.35%         6.44%         6.38%         6.68%

Portfolio turnover rate ......................         17%           10%           20%           10%           11%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                       Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
                                                  --------      --------      --------      --------      --------
Net asset value at beginning of year .........    $  10.49      $  10.18      $  10.23      $   9.96      $   9.96
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.44          0.44          0.43          0.42          0.45
   Net realized and unrealized
      gains (losses) on investments ..........        0.05          0.31         (0.05)         0.27            --
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        0.49          0.75          0.38          0.69          0.45
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.44)        (0.44)        (0.43)        (0.42)        (0.45)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  10.54      $  10.49      $  10.18      $  10.23      $   9.96
                                                  ========      ========      ========      ========      ========

Total return .................................       4.73%         7.44%         3.82%         7.02%         4.66%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 21,560      $ 19,938      $ 16,801      $ 15,480      $ 12,816
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.65%         0.65%         0.66%         0.75%         0.75%

Ratio of net investment income
   to average net assets .....................       4.16%         4.19%         4.24%         4.11%         4.56%

Portfolio turnover rate ......................          7%            2%            6%            4%           36%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.75%, 0.78%, 0.86% and 1.05% for the years ended March 31, 1999,
     1998, 1997, 1996 and 1995, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES      COMMON STOCKS -- 95.7%                                  VALUE
--------------------------------------------------------------------------------
                ADVERTISING -- 0.5%
     6,000        Omnicom Group, Inc. .........................     $   479,625
                                                                    -----------
                AEROSPACE -- 0.7%
    17,000        Boeing Company ..............................         580,125
                                                                    -----------
                CHEMICALS AND DRUGS -- 15.4%
    40,000        Becton Dickinson & Company ..................       1,532,500
    15,000        Biomet, Inc.(a) .............................         629,063
    30,000        Cardinal Health, Inc. .......................       1,980,000
    18,000        duPont (E.I.) de Nemours & Company ..........       1,045,125
    16,000        Eli Lilly & Company .........................       1,358,000
     8,000        Goodrich (B.F.) Company .....................         274,500
    15,000        Johnson & Johnson ...........................       1,405,312
    19,400        Merck & Company, Inc. .......................       1,555,638
    10,500        Monsanto Company ............................         482,344
     5,500        Pfizer, Inc. ................................         763,125
    40,000        Schering-Plough Corporation .................       2,212,500
    15,000        Sigma-Aldrich Corporation ...................         438,750
     2,700        Waters Corporation ..........................         283,669
                                                                    -----------
                                                                     13,960,526
                                                                    -----------
                CONSTRUCTION -- 4.2%
    25,500        Blount, Inc. - Class A ......................         736,312
    20,000        Caterpiller, Inc. ...........................         918,750
    25,390        Clayton Homes, Inc. .........................         280,877
     3,000        Florida Rock Industries, Inc. ...............         102,375
     8,500        Kaufman & Broad Home Corporation ............         191,781
    10,000        Lowe's Companies, Inc. ......................         605,000
     7,000        Masco Corporation ...........................         197,750
    25,600        Valspar Corporation .........................         808,000
                                                                    -----------
                                                                      3,840,845
                                                                    -----------
                CONSUMER PRODUCTS -- 7.6%
    20,000        Archer-Daniels-Midland Company ..............         293,750
    25,000        Belo (A.H.) Corporation - Class A ...........         456,250
     4,000        Clorox Company ..............................         468,750
    12,000        General Motors Corporation ..................       1,042,500
    15,000        Gillette Company ............................         891,563
     5,000        Hewlett-Packard Company .....................         339,062
     3,000        Macromedia, Inc.(a) .........................         135,938
     3,000        Maytag Corporation ..........................         181,125
    12,000        Microsoft Corporation(a) ....................       1,075,500
     9,000        Newell Company ..............................         427,500
     5,000        OshKosh B'Gosh, Inc. - Class A ..............          88,438
    15,000        Procter & Gamble Company ....................       1,469,062
                                                                    -----------
                                                                      6,869,438
                                                                    -----------
                DURABLE GOODS -- 12.9%
    12,000        Advanced Micro Devices, Inc.(a) .............         186,000
    47,000        Cisco Systems, Inc.(a) ......................       5,149,437
     6,000        Costco Companies(a) .........................         549,375
    23,000        General Electric Company ....................       2,544,375
     6,000        Ingersoll-Rand Company ......................         297,750
     9,500        Intel Corporation ...........................       1,131,687
     3,000        International Business Machines Corporation .         531,750
    11,500        Raytheon Company - Class B ..................         674,188
     7,500        Shared Medical Systems, Inc. ................         417,656
     5,118        SPX Corporation .............................         258,139
                                                                    -----------
                                                                     11,740,357
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                ELECTRONICS -- 2.9%
    15,177        AMP, Inc. ...................................     $   814,815
    16,000        Koninklijke (Royal) Philips Electronics N.V .       1,319,000
     7,000        Motorola, Inc. ..............................         512,750
                                                                    -----------
                                                                      2,646,565
                                                                    -----------
                FINANCIAL -- 15.2%
     9,000        Aetna, Inc. .................................         747,000
    30,000        AFLAC, Inc. .................................       1,633,125
    10,000        American Express Company ....................       1,175,000
     4,000        Charles Schwab Corporation (The) ............         384,500
    12,000        Citigroup, Inc. .............................         766,500
    28,000        Firstar Corporation .........................       2,506,000
    20,000        Fleet Financial Group, Inc. .................         752,500
    23,000        Freddie Mac .................................       1,313,875
     7,500        Marsh & McLennan Companies, Inc. ............         556,406
    16,000        MBNA Corporation ............................         382,000
    25,000        Mellon Bank Corporation .....................       1,759,375
    21,000        Synovus Financial Corporation ...............         429,187
    15,000        Torchmark Corporation .......................         474,375
    11,000        Transamerica Corporation ....................         781,000
       853        Waddell & Reed Financial, Inc. - Class A ....          17,486
     3,673        Waddell & Reed Financial, Inc. - Class B ....          73,001
                                                                    -----------
                                                                     13,751,330
                                                                    -----------
                FOOD/BEVERAGES -- 2.7%
     7,500        Anheuser-Busch Companies, Inc. ..............         571,406
    12,000        Campbell Soup Company .......................         488,250
    40,000        Coca-Cola Enterprises .......................       1,210,000
     7,000        Pilgrim's Pride Corporation - Class B .......         115,063
     3,000        SYSCO Corporation ...........................          78,937
                                                                    -----------
                                                                      2,463,656
                                                                    -----------
                HOTELS -- 0.2%
     6,000        Marriott International, Inc. - Class A ......         201,750
                                                                    -----------
                MANUFACTURING -- 1.6%
     6,000        Johnson Controls, Inc. ......................         374,250
    10,000        Leggett & Platt, Inc. .......................         200,000
    19,000        Pall Corporation ............................         314,688
     8,000        Tyco International Ltd. .....................         574,000
                                                                    -----------
                                                                      1,462,938
                                                                    -----------
                METAL AND MINING -- 1.1%
    14,000        Alcoa, Inc. .................................         576,625
    10,000        Newmont Mining Corporation ..................         175,000
     5,000        Phelps Dodge Corporation ....................         246,250
                                                                    -----------
                                                                        997,875
                                                                    -----------
                MULTIMEDIA -- 0.5%
     7,000        Meredith Corporation ........................         220,063
     3,000        Viacom, Inc. - Class A(a) ...................         249,938
                                                                    -----------
                                                                        470,001
                                                                    -----------
                OIL/ENERGY -- 5.2%
    16,541        BP Amoco Plc ................................       1,669,607
     5,000        Burlington Resources, Inc. ..................         199,687
    13,000        Chevron Corporation .........................       1,149,687
    14,650        Exxon Corporation ...........................       1,033,741
    11,500        Halliburton Company .........................         442,750
    10,000        Helmerich & Payne, Inc. .....................         226,875
                                                                    -----------
                                                                      4,722,347
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                PAPER AND FOREST PRODUCTS -- 1.2%
     5,000        Georgia Pacific Corporation, Timber Group ...     $   112,188
     7,000        International Paper Company .................         295,313
     5,000        Mead Corporation ............................         153,750
     3,000        Union Camp Corporation ......................         201,375
     8,000        Willamette Industries, Inc. .................         302,000
                                                                    -----------
                                                                      1,064,626
                                                                    -----------
                RACETRACKS -- 0.4%
     9,000        Speedway Motorsports, Inc.(a) ...............         371,250
                                                                    -----------
                RETAIL -- 8.3%
    17,000        American Stores Company .....................         561,000
     7,000        AutoZone, Inc.(a) ...........................         212,625
    20,000        CBRL Group, Inc. ............................         360,000
     9,000        Circuit City Stores - Circuit City Group ....         689,625
    33,000        Home Depot, Inc. ............................         429,187
    10,000        Nike, Inc. - Class B ........................         576,875
     8,000        Sears, Roebuck & Company ....................         361,500
    15,000        Wal-Mart Stores, Inc. .......................       1,382,813
    40,000        Walgreen Company ............................       1,130,000
     6,000        Williams-Sonoma, Inc.(a) ....................         169,500
                                                                    -----------
                                                                      7,498,188
                                                                    -----------
                SERVICES - COMPUTER -- 3.7%
    22,200        Automatic Data Processing, Inc. .............         918,525
    16,000        Ceridian Corporation ........................         585,000
    24,000        Computer Sciences Corporation(a) ............       1,324,500
     8,500        Electronic Data Systems Corporation .........         413,844
     6,000        Wallace Computer Services, Inc. .............         118,875
                                                                    -----------
                                                                      3,360,744
                                                                    -----------
                SERVICES - CONSUMER -- 0.4%
     6,000        HEALTHSOUTH Corporation(a) ..................          62,250
     7,000        Waste Management, Inc. ......................         310,625
                                                                    -----------
                                                                        372,875
                                                                    -----------
                TELECOMMUNICATION EQUIPMENT -- 2.8%
     2,000        Lucent Technologies, Inc. ...................         215,500
    12,000        Northern Telecom Limited ....................         745,500
    18,000        Scientific-Atlanta, Inc. ....................         490,500
    11,500        Tellabs, Inc. ...............................       1,124,125
                                                                    -----------
                                                                      2,575,625
                                                                    -----------
                TRANSPORTATION -- 1.6%
    15,500        FDX Corporation(a) ..........................       1,438,594
                                                                    -----------
                UTILITIES -- 6.6%
    25,000        Ameritech Corporation .......................       1,446,875
     3,000        AT&T Corporation ............................         239,438
    23,000        BellSouth Corporation .......................         921,437
    15,490        Duke Energy Corporation .....................         846,141
     4,000        MCI WorldCom, Inc.(a) .......................         354,250
    26,000        SBC Communications, Inc. ....................       1,225,250
    17,000        US WEST, Inc. ...............................         936,062
                                                                    -----------
                                                                      5,969,453
                                                                    -----------

                TOTAL COMMON STOCKS (COST $45,491,392) ........     $86,838,733
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
   Face
  Amount        REPURCHASE AGREEMENTS(b) -- 4.2%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$3,833,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $3,833,399
                    (Cost $3,833,000) .........................     $ 3,833,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.9% ................     $90,671,733

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .          35,717
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $90,707,450
                                                                    ===========

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $3,970,682.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
 PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS -- 41.3%           VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES -- 8.5%
$  225,000        7.00%, due 04/15/1999 .......................     $   225,211
   150,000        6.375%, due 07/15/1999 ......................         150,750
   100,000        8.00%, due 08/15/1999 .......................         101,187
   250,000        7.50%, due 10/31/1999 .......................         253,828
    50,000        7.875%, due 11/15/1999 ......................          50,937
   100,000        8.50%, due 02/15/2000 .......................         103,063
    20,000        8.75%, due 08/15/2000 .......................          20,981
    50,000        8.50%, due 11/15/2000 .......................          52,672
   140,000        8.00%, due 05/15/2001 .......................         148,225
   125,000        7.875%, due 08/15/2001 ......................         132,695
   850,000        5.75%, due 04/30/2003 .......................         866,204
   750,000        5.875%, due 11/15/2005 ......................         770,860
   750,000        5.50%, due 02/15/2008 .......................         757,735
                                                                    -----------
                                                                      3,634,348
                                                                    -----------
                FEDERAL FARM CREDIT BANK BONDS -- 1.9%
   500,000        6.00%, due 01/07/2008 .......................         503,585
   325,000        6.06%, due 05/28/2013 .......................         324,441
                                                                    -----------
                                                                        828,026
                                                                    -----------
                FEDERAL HOME LOAN BANK BONDS -- 7.5%
   500,000        7.57%, due 08/19/2004 .......................         544,676
   500,000        6.045%, due 12/10/2004 ......................         510,163
   750,000        5.925%, due 04/09/2008 ......................         752,374
   500,000        5.42%, due 09/23/2008 .......................         483,462
   500,000        5.52%, due 09/23/2008 .......................         487,082
   500,000        5.038%, due 10/14/2008 ......................         469,487
                                                                    -----------
                                                                      3,247,244
                                                                    -----------
                FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 7.1%
   500,000        6.345%, due 11/01/2005 ......................         517,749
   300,000        7.52%, due 04/21/2006 .......................         300,420
   500,000        7.55%, due 04/26/2006 .......................         500,885
   895,000        7.44%, due 09/20/2006 .......................         930,106
   800,000        7.04%, due 01/09/2007 .......................         822,390
                                                                    -----------
                                                                      3,071,550
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 15.2%
   100,000        8.45%, due 07/12/1999 .......................         100,980
   500,000        6.83%, due 04/02/2003 .......................         500,000
   500,000        6.63%, due 06/20/2005 .......................         520,881
   500,000        7.90%, due 06/28/2006 .......................         499,744
   650,000        7.65%, due 10/06/2006 .......................         659,322
   500,000        7.36%, due 02/07/2007 .......................         504,553
   400,000        7.70%, due 04/10/2007 .......................         407,815
   500,000        6.62%, due 06/25/2007 .......................         524,779
   500,000        7.16%, due 06/26/2007 .......................         505,774
   500,000        7.00%, due 07/17/2007 .......................         506,043
   750,000        6.08%, due 12/15/2010 .......................         758,662
   400,000        6.80%, due 08/27/2012 .......................         416,869
   600,000        6.875%, due 09/24/2012 ......................         623,644
                                                                    -----------
                                                                      6,529,066
                                                                    -----------
                PRIVATE EXPORT FUNDING BONDS-- 1.1%
   470,000        7.90%, due 03/31/2000 .......................         482,162
                                                                    -----------

                TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (COST $17,875,130) ..........................     $17,792,396
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      MORTGAGE-BACKED SECURITIES -- 11.7%                     VALUE
--------------------------------------------------------------------------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.7%
$   17,332        Pool #15032, 7.50%, due 02/15/2007 ..........     $    17,839
   432,045        Pool #438434, 6.50%, due 01/01/2013 .........         437,919
    14,205        Pool #176413, 7.50%, due 09/15/2016 .........          14,620
    18,723        Pool #170784, 8.00%, due 12/15/2016 .........          19,497
    13,842        Pool #181540, 8.00%, due 02/15/2017 .........          14,414
   496,979        Pool #493659, 6.50%, due 12/15/2018 .........         494,669
   482,719        Pool #476695, 6.50%, due 10/15/2023 .........         480,476
   442,073        Pool #366710, 6.50%, due 02/01/2024 .........         440,019
   545,800        Pool #453826, 7.25%, due 09/01/2027 .........         557,551
   868,998        Pool #412360, 7.00%, due 11/15/2027 .........         882,271
   687,931        Pool #454162, 7.00%, due 05/15/2028 .........         698,439
   499,974        Pool #158794, 7.00%, due 09/15/2028 .........         507,610
   496,851        Pool #48760, 6.50%, due 12/15/2028 ..........         494,542
                                                                    -----------

                TOTAL MORTGAGE-BACKED SECURITIES (COST $5,080,623)  $ 5,059,866
                                                                    -----------
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0%                                VALUE
--------------------------------------------------------------------------------
                FINANCE -- 23.0%
                  American Express Company,
$  350,000          8.50%, due 08/15/2001 .....................     $   370,985
                                                                    -----------
                  AmSouth Bancorp,
   425,000          9.375%, due 05/01/1999 ....................         426,163
   550,000          7.75%, due 05/15/2004 .....................         583,520
                                                                    -----------
                                                                      1,009,683
                                                                    -----------
                  Associate Corporation,
   500,000          6.25%, due 11/01/2008 .....................         498,307
                                                                    -----------
                  Banc One Corporation,
   600,000          7.00%, due 07/15/2005 .....................         625,998
                                                                    -----------
                  BankAmerica Corporation,
   496,000          8.375%, due 03/15/2002 ....................         528,900
                                                                    -----------
                  Bear Stearns Company,
   170,000          9.375%, due 06/01/2001 ....................         181,542
                                                                    -----------
                  General Electric Capital Corporation,
   100,000          7.24%, due 01/15/2002 .....................         104,331
   150,000          7.50%, due 03/15/2002 .....................         157,796
                                                                    -----------
                                                                        262,127
                                                                    -----------
                  Merrill Lynch & Company, Inc.,
   745,000          7.375%, due 08/17/2002 ....................         777,864
                                                                    -----------
                  J.P. Morgan & Company,
   500,000          7.25%, due 01/15/2002 .....................         515,948
   500,000          6.00%, due 01/15/2009 .....................         482,297
                                                                    -----------
                                                                        998,245
                                                                    -----------
                  NationsBank,
   550,000          7.625%, due 04/15/2005 ....................         591,488
                                                                    -----------
                  Regions Financial Corporation,
   350,000          7.80%, due 12/01/2002 .....................         368,578
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  Salomon, Inc.,
$  400,000          7.25%, due 01/15/2000 .....................     $   405,222
   480,000          7.50%, due 02/01/2003 .....................         502,899
                                                                    -----------
                                                                        908,121
                                                                    -----------
                  Sears Roebuck Acceptance Corporation,
   700,000          6.00%, due 03/20/2003 .....................         700,406
                                                                    -----------
                  SouthTrust Bank of Alabama, N.A.,
   665,000          7.00%, due 11/15/2008 .....................         683,779
                                                                    -----------
                  Transamerica Financial Corporation,
   785,000          7.50%, due 03/15/2004 .....................         827,521
                                                                    -----------
                  Wachovia Corporation,
   535,000          7.00%, due 12/15/1999 .....................         540,881
                                                                    -----------

                TOTAL FINANCE CORPORATE BONDS .................       9,874,425
                                                                    -----------
                INDUSTRIAL -- 16.1%
                  BP America, Inc.,
   265,000          8.50%, due 04/15/2001 .....................         280,286
                                                                    -----------
                  Coca-Cola Company,
   500,000          6.625%, due 08/01/2004 ....................         512,830
                                                                    -----------
                  duPont (E.I.) de Nemours & Company,
   150,000          9.15%, due 04/15/2000 .....................         155,641
   300,000          6.75%, due 10/15/2002 .....................         310,434
                                                                    -----------
                                                                        466,075
                                                                    -----------
                  Hanson Overseas,
 1,100,000          7.375%, due 01/15/2003 ....................       1,150,009
                                                                    -----------
                  International Business Machines Corporation,
 1,000,000          7.25%, due 11/01/2002 .....................       1,046,058
                                                                    -----------
                  Kimberly-Clark Corporation,
   240,000          8.625%, due 05/01/2001 ....................         255,879
                                                                    -----------
                  Limited, Inc.,
   150,000          8.875%, due 08/15/1999 ....................         151,751
                                                                    -----------
                  Mobil Corporation,
   100,000          8.375%, due 02/12/2001 ....................         104,779
                                                                    -----------
                  Philip Morris Companies, Inc.,
   175,000          7.75%, due 05/01/1999 .....................         175,284
   700,000          7.125%, due 10/01/2004 ....................         727,870
                                                                    -----------
                                                                        903,154
                                                                    -----------
                  Procter & Gamble Company,
   150,000          8.70%, due 08/01/2001 .....................         161,011
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value      CORPORATE BONDS -- 44.0% (Continued)                    Value
--------------------------------------------------------------------------------
                  Raytheon Company,
$  800,000          6.50%, due 07/15/2005 .....................     $   815,058
                                                                    -----------
                  Wal-Mart Stores, Inc.,
   170,000          9.10%, due 07/15/2000 .....................         177,733
   100,000          8.625%, due 04/01/2001 ....................         105,890
   745,000          7.50%, due 05/15/2004 .....................         806,212
                                                                    -----------
                                                                      1,089,835
                                                                    -----------

                TOTAL INDUSTRIAL CORPORATE BONDS ..............       6,936,725
                                                                    -----------
                UTILITY -- 4.9%
                  AT&T Corporation,
   250,000          6.00%, due 03/15/2009 .....................         248,439
                                                                    -----------
                  Consolidated Edison,
   785,000          7.60%, due 01/15/2000 .....................         798,281
                                                                    -----------
                  Emerson Electric Company,
   552,000          6.30%, due 11/01/2005 .....................         560,893
                                                                    -----------
                  Scana Corporation,
   500,000          6.05%, due 01/13/2003 .....................         499,035
                                                                    -----------

                TOTAL UTILITY CORPORATE BONDS .................       2,106,648
                                                                    -----------

                TOTAL CORPORATE BONDS (COST $18,678,558) ......     $18,917,798
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $41,634,311) -- 97.0% .................     $41,770,060
                                                                    -----------
================================================================================
    Face
   Amount       REPURCHASE AGREEMENTS(a) -- 2.1%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$  888,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $888,093 (Cost $888,000)    $   888,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.1% ................     $42,658,060

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .         382,466
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $43,040,526
                                                                    ===========

(a) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $919,897.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4%                          VALUE
--------------------------------------------------------------------------------
                Alabama Mental Health Finance Auth. Special Tax,
$  300,000          5.00%, due 05/01/2006 .....................     $   315,501
                                                                    -----------
                Alabama Special Care Facilities Financing Auth. Rev.,
   250,000          5.375%, due 11/01/2012 ....................         257,522
                                                                    -----------
                Alabama State, GO,
   100,000          5.70%, due 12/01/2002 .....................         105,936
                                                                    -----------
                Alabama State Industrial Access Road & Bridge Corp., GO,
   100,000          5.25%, due 06/01/2003 .....................         104,866
                                                                    -----------
                Alabama State Mun. Elec. Auth. Power Supply Rev.,
   150,000          5.625%, due 09/01/2000 ....................         154,490
   340,000          5.75%, due 09/01/2001 .....................         355,616
   400,000          6.50%, due 09/01/2005, prerefunded
                      09/01/2001 at 101 .......................         430,592
                                                                    -----------
                                                                        940,698
                                                                    -----------
                Alabama State Public School & College Auth. Rev.,
   100,000          4.40%, due 12/01/2000 .....................         101,748
   250,000          5.25%, due 11/01/2005 .....................         267,325
   205,000          5.00%, due 12/01/2005 .....................         216,267
   200,000          5.125%, due 11/01/2010 ....................         210,442
   300,000          5.00%, due 11/01/2012 .....................         308,178
                                                                    -----------
                                                                      1,103,960
                                                                    -----------
                Alabama Water Pollution Control Rev.,
    25,000          7.00%, due 08/15/2001, prerefunded
                      08/15/1999 at 100 .......................          25,360
   190,000          6.25%, due 08/15/2004 .....................         211,054
                                                                    -----------
                                                                        236,414
                                                                    -----------
                Anniston, AL, GO,
   250,000          5.50%, due 01/01/2004 .....................         267,287
                                                                    -----------
                Anniston, AL, Regional Medical Center Board Hospital Rev.,
    25,000          7.375%, due 07/01/2006, ETM ...............          27,775
                                                                    -----------
                Auburn University, Alabama, Rev.,
    25,000          6.10%, due 06/01/1999 .....................          25,123
   150,000          5.20%, due 06/01/2004 .....................         158,821
   325,000          5.25%, due 04/01/2005 .....................         344,806
                                                                    -----------
                                                                        528,750
                                                                    -----------
                Baldwin Co., AL, GO,
   200,000          5.85%, due 08/01/2003 .....................         216,228
   400,000          5.00%, due 02/01/2007 .....................         419,788
   200,000          4.55%, due 02/01/2009 .....................         197,338
                                                                    -----------
                                                                        833,354
                                                                    -----------
                Baldwin Co., AL, Board of Education Rev.,
   300,000          5.90%, due 12/01/2001 .....................         304,095
                                                                    -----------
                Birmingham, AL, GO,
   100,000          5.80%, due 04/01/2002 .....................         105,737
   200,000          5.90%, due 04/01/2003 .....................         214,974
                                                                    -----------
                                                                        320,711
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Birmingham, AL, Industrial Water Board Rev.,
$  100,000          5.00%, due 03/01/2001 .....................     $   102,592
   100,000          6.00%, due 07/01/2007 .....................         112,508
                                                                    -----------
                                                                        215,100
                                                                    -----------
                Birmingham, AL, Medical Clinic Board Rev.,
    60,000          7.30%, due 07/01/2005, ETM ................          66,823
                                                                    -----------
                Birmingham, AL, Special Facilities Rev.,
   100,000          4.45%, due 06/01/1999 .....................         100,222
                                                                    -----------

                Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000          5.90%, due 01/01/2003 .....................          53,698
   400,000          6.15%, due 01/01/2006 .....................         432,168
                                                                    -----------
                                                                        485,866
                                                                    -----------
                Birmingham-Southern College, AL,
                  Private Education Bldg. Auth. Rev.,
   500,000          5.10%, due 12/01/2012 .....................         508,210
                                                                    -----------
                DCH Health Care Auth. of Alabama Rev.,
    55,000          5.00%, due 06/01/2004 .....................          57,358
                                                                    -----------
                Decatur, AL, GO,
   300,000          5.00%, due 06/01/2009 .....................         313,440
                                                                    -----------
                Fairhope, AL, Utility Rev.,
   200,000          5.10%, due 12/01/2008 .....................         207,044
                                                                    -----------
                Florence, AL, School Warrants,
   200,000          4.65%, due 12/01/2012 .....................         197,678
                                                                    -----------
                Greenville, AL, GO,
   300,000          5.10%, due 12/01/2009 .....................         315,360
                                                                    -----------
                Hoover, AL, Board of Education, GO,
   400,000          6.00%, due 02/15/2006 .....................         439,240
                                                                    -----------
                Hoover, AL, Board of Education Special Tax,
   200,000          6.625%, due 02/01/2010, prerefunded
                      02/01/2001 at 102 .......................         214,550
                                                                    -----------
                Houston Co., AL, GO,
   250,000          5.00%, due 07/01/2002 .....................         259,542
                                                                    -----------
                Huntsville, AL, GO,
   115,000          5.15%, due 08/01/2000 .....................         117,661
   100,000          5.20%, due 11/01/2000 .....................         102,785
   500,000          5.50%, due 11/01/2002 .....................         528,895
   100,000          5.90%, due 11/01/2005 .....................         108,893
   300,000          5.40%, due 02/01/2010 .....................         314,670
   200,000          5.25%, due 11/01/2011 .....................         210,792
                                                                    -----------
                                                                      1,383,696
                                                                    -----------
                Huntsville, AL, Electric Systems Rev.,
   150,000          6.10%, due 12/01/2000 .....................         156,517
   150,000          5.00%, due 12/01/2003 .....................         157,232
   250,000          4.80%, due 12/01/2012 .....................         250,522
                                                                    -----------
                                                                        564,271
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Huntsville, AL, Water Systems Rev.,
$  150,000          5.15%, due 05/01/2004 .....................     $   157,922
   150,000          5.25%, due 05/01/2005 .....................         157,813
   200,000          4.70%, due 11/01/2013 .....................         197,912
                                                                    -----------
                                                                        513,647
                                                                    -----------
                Jefferson Co., AL, GO,
   150,000          5.55%, due 04/01/2002 .....................         157,290
   100,000          5.00%, due 04/01/2004 .....................         104,399
                                                                    -----------
                                                                        261,689
                                                                    -----------
                Jefferson Co., AL, Board of Education
                  Capital Outlay Warrants,
   300,000          5.70%, due 02/15/2011 .....................         331,029
                                                                    -----------
                Jefferson Co., AL, Sewer Rev.,
   140,000          5.15%, due 09/01/2002 .....................         146,409
    50,000          5.50%, due 09/01/2003, ETM ................          53,418
   300,000          5.75%, due 09/01/2005 .....................         324,798
                                                                    -----------
                                                                        524,625
                                                                    -----------
                Lee Co., AL, GO,
   300,000          5.50%, due 02/01/2007 .....................         323,871
                                                                    -----------
                Madison, AL, Warrants,
   325,000          5.55%, due 04/01/2007 .....................         352,401
   200,000          4.40%, due 02/01/2011 .....................         194,838
   400,000          4.85%, due 02/01/2013 .....................         396,872
                                                                    -----------
                                                                        944,111
                                                                    -----------
                Madison Co., AL, Board of Education
                  Capital Outlay Tax Antic. Warrants,
   175,000          5.20%, due 09/01/2004 .....................         185,568
   250,000          5.10%, due 09/01/2011 .....................         259,818
                                                                    -----------
                                                                        445,386
                                                                    -----------
                Mobile, AL, GO,
   200,000          5.40%, due 08/15/2000 .....................         205,622
    25,000          6.25%, due 08/01/2001 .....................          26,490
    25,000          6.30%, due 08/01/2001 .....................          26,517
   275,000          6.20%, due 02/15/2007, ETM ................         308,784
                                                                    -----------
                                                                        567,413
                                                                    -----------
                Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000          6.30%, due 01/01/2003 .....................          59,438
                                                                    -----------
                Mobile Co., AL, GO,
    50,000          6.10%, due 02/01/2002, prerefunded
                      02/01/2000 at 102 .......................          52,175
   160,000          6.70%, due 02/01/2011, prerefunded
                      02/01/2000 at 102 .......................         167,786
                                                                    -----------
                                                                        219,961
                                                                    -----------
                Mobile Co., AL, Board of Education
                  Capital Outlay Warrants,
   400,000          5.00%, due 03/01/2008 .....................         416,100
                                                                    -----------
                Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000          4.50%, due 02/01/2003 .....................         101,517
                                                                    -----------
                Montgomery, AL, GO,
   200,000          4.25%, due 05/01/1999, ETM ................         200,190
   200,000          4.70%, due 05/01/2002 .....................         205,536
   500,000          5.10%, due 10/01/2008 .....................         527,735
                                                                    -----------
                                                                        933,461
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Montgomery, AL, Waterworks & Sanitation Rev.,
$  200,000          5.85%, due 03/01/2003 .....................     $   213,882
   400,000          5.60%, due 09/01/2009 .....................         431,920
                                                                    -----------
                                                                        645,802
                                                                    -----------
                Montgomery Co., AL, GO,
   100,000          5.20%, due 11/01/2006 .....................         105,131
                                                                    -----------
                Mountain Brook, AL, Board of Education
                  Capital Outlay Warrants,
   405,000          4.80%, due 02/15/2011 .....................         411,079
                                                                    -----------
                Muscle Shoals, AL, GO,
   400,000          5.60%, due 08/01/2010 .....................         434,376
                                                                    -----------
                Opelika, AL, GO,
   100,000          4.60%, due 03/01/2003 .....................         102,883
   100,000          5.30%, due 07/01/2003 .....................         105,830
                                                                    -----------
                                                                        208,713
                                                                    -----------
                Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000          4.35%, due 08/01/2011 .....................         193,966
                                                                    -----------
                Shelby Co., AL, GO,
   205,000          5.20%, due 08/01/2000 .....................         210,072
    50,000          5.35%, due 08/01/2001 .....................          52,030
                                                                    -----------
                                                                        262,102
                                                                    -----------
                Shelby Co., AL, Hospital Board Rev.,
    35,000          6.60%, due 02/01/2001, ETM ................          36,817
    25,000          6.60%, due 02/01/2002, ETM ................          26,860
    40,000          6.60%, due 02/01/2003, ETM ................          43,808
                                                                    -----------
                                                                        107,485
                                                                    -----------
                Tuscaloosa, AL, Board of Education, GO,
   100,000          5.10%, due 02/01/2004 .....................         105,099
   300,000          4.625%, due 08/01/2008 ....................         305,115
                                                                    -----------
                                                                        410,214
                                                                    -----------
                Tuscaloosa, AL, Board of Education
                  Special Tax Warrants,
    75,000          5.70%, due 02/15/2005 .....................          79,657
   125,000          6.00%, due 02/15/2009 .....................         134,440
                                                                    -----------
                                                                        214,097
                                                                    -----------
                University of Alabama General Fee Series A Rev.,
   250,000          4.15%, due 10/01/1999 .....................         251,323
    50,000          5.00%, due 11/01/2000 .....................          51,263
   240,000          5.10%, due 10/01/2002 .....................         250,694
   400,000          5.25%, due 06/01/2010 .....................         421,076
   100,000          5.375%, due 06/01/2013 ....................         104,822
                                                                    -----------
                                                                      1,079,178
                                                                    -----------
                Vestavia Hills, AL, Board of Education
                  Capital Outlay Rev.,
    55,000          5.25%, due 02/01/2004 .....................          57,294
                                                                    -----------
                Vestavia Hills, AL, Warrants,
   125,000          4.90%, due 04/01/2005 .....................         130,339
                                                                    -----------

                TOTAL ALABAMA (COST $19,759,696) ..............     $20,577,293
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      MONEY MARKETS -- 4.4%                                   VALUE
--------------------------------------------------------------------------------
   938,332      Firstar Tax-Free Money Market Fund (Cost $938,332)  $   938,332
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $20,698,028)-- 99.8% ..................     $21,515,625

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .          44,347
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $21,559,972
                                                                    ===========

ETM - Escrowed to maturity.
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1999:

--------------------------------------------------------------------------------
                                   Government       Government        Alabama
                                     Street           Street          Tax Free
                                  Equity Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation .  $ 42,337,895     $    653,317     $    861,851
Gross unrealized depreciation .      (990,554)        (517,568)         (44,254)
                                 ------------     ------------     ------------
Net unrealized appreciation ...  $ 41,347,341     $    135,749     $    817,597
                                 ============     ============     ============

Federal income tax cost .......  $ 45,491,392     $ 41,634,311     $ 20,698,028
                                 ============     ============     ============
--------------------------------------------------------------------------------

As of March 31, 1999, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $540,121 and $199,283, respectively, which expire through the year 2007. In addition, The Government Street Bond Fund had net realized capital losses of $13,140 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $22,246,919 and $16,504,497, respectively, for The Government Street Equity Fund, $13,200,689 and $6,549,408, respectively, for The Government Street Bond Fund, and $2,840,186 and $1,250,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $21,089 of its investment advisory fees for the Fund during the year ended March 31, 1999.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds


INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND

                                 August 1, 1999

                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS.............................2
INVESTMENT LIMITATIONS.........................................................5
TRUSTEES AND OFFICERS..........................................................7
INVESTMENT ADVISOR............................................................11
ADMINISTRATOR.................................................................12
OTHER SERVICES................................................................13
BROKERAGE.....................................................................14
SPECIAL SHAREHOLDER SERVICES..................................................15
PURCHASE OF SHARES............................................................17
REDEMPTION OF SHARES..........................................................18
NET ASSET VALUE DETERMINATION.................................................18
ALLOCATION OF TRUST EXPENSES..................................................19
ADDITIONAL TAX INFORMATION....................................................19
CAPITAL SHARES AND VOTING.....................................................20
CALCULATION OF PERFORMANCE DATA...............................................22
FINANCIAL STATEMENTS AND REPORTS..............................................25

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund (the "Fund") dated August 1, 1999. The Prospectus may be obtained from the Fund at the address and phone number shown above at no charge.

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in foreign securities if the Advisor believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts("ADR"). ADR's are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its net assets in shares of other investment companies, including Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options; or

(10) Issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's assets, or in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia


                                      -7-


J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                      -8-

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                      -9-

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Davenport & Company LLC (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal periods ended March 31, 1999 and 1998, the Fund paid the Advisor advisory fees of $329,707 and the Advisor voluntarily waived its entire investment advisory fee of $24,350 and reimbursed the Fund for $7,571 of other operating expenses, respectively.


The Advisor was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through two Sub-S corporation unitholders, the Advisor has 99 owners all of whom are employees of the Advisor and none of whom own in excess of 10% of the Advisor. In addition to acting as Advisor to the Fund, the Advisor provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and principal strategies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Fund has retained Countrywide Fund Services, Inc., (the "Administrator") P.O. Box 5354, Cincinnati, Ohio 45201 to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The

Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal periods ended March 31, 1999 and 1998 the Administrator received from the Fund fees of $83,035 and $6,011, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Firstar Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and may be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Advisor.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


The Fund paid brokerage commissions of $0 for the fiscal period ended March 31, 1999. All transactions were executed through the Fund's Advisor, Davenport and Company LLC, at no commission.


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or

"Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.



                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.


Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.


The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


There is currently no charge by the Administrator for redemptions, including wire redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Administrator reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

The  Fund  pays  all of its own  expenses  not  assumed  by the  Advisor  or the
Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $334,879, which expire through the year 2007. In addition, the Fund had net realized capital losses of $952,944 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.




The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of twelve funds, or series, to be issued. Shares of all twelve series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Tattersall Advisory Group, Inc. of Richmond, Virginia; shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia; and shares of The Government Street Bond Fund, the Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.


Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The Fund's average annual total return as of March 31, 1999 for one year is 8.53% and for the period since inception (January 15, 1998) is 17.01%.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1999 was .34%.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use standardized indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                                   DAVENPORT
                                  Equity Fund
                                  -----------

                                 ANNUAL REPORT
                                 March 31, 1999

LETTER TO SHAREHOLDERS                                               MAY 7, 1999
================================================================================

Dear Fellow Shareholder:

We welcome you as a shareholder of the Davenport Equity Fund and thank you for your support as we close our first full fiscal year. We are pleased to report that during the first calendar quarter of 1999 your Fund was up 5.0%. For the year ended March 31, 1999, the Fund increased 8.5% and, since inception, the Fund has returned 17.0% on an average annual basis. For comparison, the Standard & Poor's 500 Index and the Lipper Universe of General Equity Funds were up 5.0% and 0.9%, respectively, for the quarter and 18.5% and 3.6%, respectively, for the year ended March 31, 1999.

While large company indices such as the Standard & Poor's 500 have sailed through many milestones over the past couple of years, the average stock has had difficulty keeping pace. Smaller to mid-size corporations, especially those that are industrial or commodity based, have hardly budged. The negative 3.5% first quarter performance of the Value Line Index of 1700 companies is typical of the broader markets' performance of late.

The companies whose stocks have performed well generally share a common characteristic: the ability to raise prices. Investors are willing to pay substantial premiums to own dominant companies with proprietary products. Price or value is not a concern. Investors want growth. Unfortunately, growth and pricing power are scarce. Most companies are flush with inventory due to years of increasing capacity, technological advancements and slack overseas demand. To reduce inventory, companies have resorted to price-cutting.

The winner in this benign inflationary environment is the consumer. Consumers now enjoy price stability and an increase in discretionary income despite tepid wage growth. Consumers feel confident. Jobs are plentiful. Interest rates are low. The economy is chugging along comfortably. It is no wonder that consumers are spending. Compounding this spending trend is the baby boomer generation. Boomers' incomes are close to peak levels, while the bulk of their fixed expenses, such as mortgage and childcare payments, are behind them. Industries that offer products that appeal to this bulging segment of society are enjoying strong growth. For example:

     Car manufacturers that produce sports utility vehicles have experienced a long string of record sales. Ford continues to increase production of the very popular Explorer, Expedition and Navigator. These vehicles have had a major impact on Ford's bottom line as the company makes approximately $10,000 on each vehicle sold.

     Pharmaceutical companies and their stock prices have also performed well. As people age they require more medicines, not only for traditional ailments like arthritis, heart disease and cholesterol, but also for lifestyle improvement like baldness, weight problems and allergies. We believe Schering-Plough and Bristol-Myers Squibb are well positioned to take advantage of this increase in health care spending.

     The Internet and related technologies are also having a dramatic impact on our economy and lifestyle. Companies are investing heavily in technology to boost productivity and to gain a competitive advantage. Furthermore, good workers are scarce and companies are substituting technology for wages. Companies that sell proprietary technology that dominate its field enjoy monopoly size margins. Cisco Systems and EMC, we believe, are well entrenched in their areas of expertise.

     Circuit City and other electronics stores are also experiencing a pickup in sales as consumers are buying DVD players, satellite dishes and large screen televisions. Further excitement can be anticipated with the introduction of high definition television. The home entertainment center is becoming a necessity for some and status for others.

We continue to search for stocks that represent good value and offer the growth characteristics that make them attractive on a long-term basis. However, in this market, finding growth and value in the same stock is fairly elusive. We have tackled this challenge by investing in companies such as those mentioned above that we believe will lead their field for years to come. While we own a number of traditional growth companies, a majority of your portfolio is invested in more value-oriented companies.

We believe that many value companies offer tremendous long-term potential despite currently being out of favor. Enron and Schlumberger in the energy sector are typical of the value stocks we own. Both companies are leaders in their field and have the expertise and financial wherewithal to take advantage of depressed prices and to position themselves for future growth. We also find companies, like Tredegar Industries and Capital One Financial, that are focused on cutting costs, growing revenues and increasing shareholder value, attractive.

We look forward to facing the challenges in the market. After all, Davenport's own profit sharing plan is invested in the same fashion as the Davenport Equity Fund. In this way, we have aligned your interest with that of our 300 plus employees. You can be sure we will work hard to do our best for the Davenport Equity Fund for years to come.

                                                Sincerely,
                                                Davenport & Company LLC

For additional Fund inquiries please contact your investment executive or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your portfolio.

--------------------------------------------------------------------------------
        Comparison of the Change in Value of a $10,000 Investment in the Davenport Equity Fund and the Standard & Poor's 500 Index

                                                                3/99
                                                               ------
            Davenport Equity Fund                             $12,090
            Standard & Poor's 500 Index                       $13,771
--------------------------------------------------------------------------------

                         ------------------------------
                              Davenport Equity Fund
                           Average Annual Total Return

                         1 Year        Since Inception*
                          8.53%             17.01%
                         ------------------------------

             *Initial public offering of shares was January 15, 1998

           Past performance is not predictive of future performance.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost                                          $ 48,091,959
                                                                   ============
      At market value (Note 1)                                     $ 55,258,175
   Investments in repurchase agreements (Note 1)                      1,186,000
   Cash                                                                     642
   Dividends and interest receivable                                     73,790
   Receivable for capital shares sold                                    86,885
   Other assets                                                          18,101
                                                                   ------------
      TOTAL ASSETS                                                   56,623,593
                                                                   ------------
LIABILITIES
   Dividends payable                                                      3,784
   Payable for capital shares redeemed                                  189,404
   Accrued investment advisory fees (Note 3)                             37,295
   Accrued administration fees (Note 3)                                   8,550
   Other accrued expenses and liabilities                                26,660
                                                                   ------------
      TOTAL LIABILITIES                                                 265,693
                                                                   ------------

NET ASSETS                                                         $ 56,357,900
                                                                   ============
Net assets consist of:
Paid-in capital                                                    $ 50,456,935
Undistributed net investment income                                      22,572
Accumulated net realized losses from security transactions           (1,287,823)
Net unrealized appreciation on investments                            7,166,216
                                                                   ------------
Net assets                                                         $ 56,357,900
                                                                   ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)              4,692,814
                                                                   ============
Net asset value, offering price and
   redemption price per share (Note 1)                             $      12.01
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended March 31, 1999
================================================================================
INVESTMENT INCOME
   Dividends                                                        $   712,045
   Interest                                                              71,568
                                                                    -----------
      TOTAL INVESTMENT INCOME                                           783,613
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 3)                                    329,707
   Administration fees (Note 3)                                          83,035
   Registration fees                                                     16,220
   Custodian fees                                                        10,943
   Printing of shareholder reports                                       10,880
   Postage and supplies                                                   9,827
   Professional fees                                                      8,845
   Trustees' fees and expenses                                            8,220
   Insurance expense                                                      1,556
   Pricing costs                                                          1,494
   Other expenses                                                        19,945
                                                                    -----------
      TOTAL EXPENSES                                                    500,672
                                                                    -----------

NET INVESTMENT INCOME                                                   282,941
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                    (1,287,823)
   Net change in unrealized appreciation/
      depreciation on investments                                     5,647,305
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      4,359,482
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 4,642,423
                                                                    ===========

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31, 1999 and 1998
=====================================================================================================
                                                                            Year           Period
                                                                           Ended            Ended
                                                                          March 31,        March 31,
                                                                            1999           1998 (a)
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    282,941     $     24,604
   Net realized gains (losses) from security transactions                 (1,287,823)          22,572
   Net change in unrealized appreciation/depreciation on investments       5,647,305        1,518,911
                                                                        ------------     ------------
Net increase in net assets from operations                                 4,642,423        1,566,087
                                                                        ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                               (284,973)              --
   From net realized gains                                                   (22,572)              --
                                                                        ------------     ------------
Decrease in net assets from distributions to shareholders                   (307,545)              --
                                                                        ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              33,435,301       23,577,618
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                       292,444               --
   Payments for shares redeemed                                           (6,398,898)        (449,530)
                                                                        ------------     ------------
Net increase in net assets from capital share transactions                27,328,847       23,128,088
                                                                        ------------     ------------

TOTAL INCREASE IN NET ASSETS                                              31,663,725       24,694,175

NET ASSETS
   Beginning of period                                                    24,694,175               --
                                                                        ------------     ------------
   End of period (including undistributed net investment
      income of $22,572 and  $24,604, respectively)                     $ 56,357,900     $ 24,694,175
                                                                        ============     ============
CAPITAL SHARE ACTIVITY
   Sold                                                                    3,018,408        2,259,111
   Reinvested                                                                 26,301               --
   Redeemed                                                                 (569,249)         (41,757)
                                                                        ------------     ------------
   Net increase in shares outstanding                                      2,475,460        2,217,354
   Shares outstanding at beginning of period                               2,217,354               --
                                                                        ------------     ------------
   Shares outstanding at end of period                                     4,692,814        2,217,354
                                                                        ============     ============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR
                   A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        YEAR         PERIOD
                                                        ENDED        ENDED
                                                      MARCH 31,     MARCH 31,
                                                        1999        1998 (a)
--------------------------------------------------------------------------------
Net asset value at beginning of period                $  11.14      $  10.00
                                                      --------      --------
Income from investment operations:
   Net investment income                                  0.06          0.01
   Net realized and unrealized gains on investments       0.88          1.13
                                                      --------      --------
Total from investment operations                          0.94          1.14
                                                      --------      --------
Less distributions:
   Dividends from net investment income                  (0.06)           --
   Distributions from net realized gains                 (0.01)           --
                                                      --------      --------
Total distributions                                      (0.07)           --
                                                      --------      --------

Net asset value at end of period                      $  12.01      $  11.14
                                                      ========      ========

Total return                                             8.53%        11.40%
                                                      ========      ========

Net assets at end of period (000's)                   $ 56,358      $ 24,694
                                                      ========      ========

Ratio of net expenses to average net assets(b)           1.14%         1.15%(c)

Ratio of net investment income to average net assets     0.64%         0.76%(c)

Portfolio turnover rate                                    15%           17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================
                                                                       MARKET
    SHARES      COMMON STOCKS -- 98.1%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS -- 3.2%
    18,568      Alcoa, Inc.                                         $   764,769
    19,766      Chesapeake Corporation                                  536,153
    13,837      Cleveland-Cliffs, Inc.                                  471,323
                                                                    -----------
                                                                      1,772,245
                                                                    -----------
                CHEMICALS AND DRUGS -- 8.8%
    19,766      Air Products & Chemicals, Inc.                          676,985
    14,629      duPont (E.I.) de Nemours & Company                      849,396
    19,766      Merck & Company, Inc.                                 1,584,986
    33,193      Schering-Plough Corporation                           1,835,988
                                                                    -----------
                                                                      4,947,355
                                                                    -----------
                COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 14.7%
    19,872      Allied Signal, Inc.                                     977,454
     8,300      Cisco Systems, Inc.(a)                                  909,369
     9,000      EMC Corporation                                       1,149,750
    15,812      Hewlett-Packard Company                               1,072,251
    10,690      Intel Corporation                                     1,273,446
    13,837      Lockheed Martin Corporation                             521,482
    21,379      Media General, Inc.                                     999,468
     9,000      Microsoft Corporation(a)                                806,625
     7,903      Motorola, Inc.                                          578,895
                                                                    -----------
                                                                      8,288,740
                                                                    -----------
                CONGLOMERATES -- 1.7%
       416      Berkshire Hathaway, Inc. - Class B(a)                   978,016
                                                                    -----------

                CONSUMER PRODUCTS -- 14.8%
    19,766      American Home Products Corporation                    1,289,732
    15,806      Amgen, Inc.(a)                                        1,183,474
    24,190      Bristol-Myers Squibb Company                          1,555,719
    15,812      Ford Motor Company                                      897,331
    16,035      Gillette Company                                        953,080
    14,629      Johnson & Johnson                                     1,370,554
    41,353      SYSCO Corporation                                     1,088,101
                                                                    -----------
                                                                      8,337,991
                                                                    -----------
                DURABLE GOODS -- 10.9%
    12,095      Deere & Company                                         467,169
     9,883      General Electric Company                              1,093,307
    14,629      Koninklijke Philips Electronics N.V.                  1,205,978
    19,766      Martin Marietta Materials, Inc.                       1,127,897
    20,751      Norfolk Southern Corporation                            547,308
    54,854      Tredegar Industries, Inc.                             1,697,046
                                                                    -----------
                                                                      6,138,705
                                                                    -----------
                ENTERTAINMENT -- 1.8%
    32,069      The Walt Disney Company                                 998,148
                                                                    -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES      COMMON STOCKS-- 98.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- 17.6%
    13,342      American International Group, Inc.                  $ 1,609,379
     7,996      Associates First Capital Corporation                    359,820
    19,766      BB&T Corporation                                        715,282
     7,879      Capital One Financial Corporation                     1,189,729
    14,629      CCB Financial Corporation                               790,880
    25,319      Federal Realty Investments Trust                        536,446
     8,156      Markel Corporation(a)                                 1,470,119
    45,006      MGI Properties, Inc.                                  1,232,039
     6,337      The Pioneer Group, Inc.                                  93,867
    19,766      St. Paul Companies, Inc.                                613,981
    12,095      SunTrust Banks, Inc.                                    752,914
     6,919      Wachovia Corporation                                    561,736
                                                                    -----------
                                                                      9,926,192
                                                                    -----------
                FOOD/BEVERAGES -- 4.5%
    15,812      Anheuser-Busch Company, Inc.                          1,204,677
    11,857      Coca-Cola Company                                       727,723
    23,310      Sara Lee Corporation                                    576,923
                                                                    -----------
                                                                      2,509,323
                                                                    -----------
                OIL/ENERGY -- 9.3%
     7,879      Atlantic Richfield Company                              575,167
     9,883      Chevron Corporation                                     874,028
    14,822      Enron Corporation                                       952,314
    19,766      Halliburton Company                                     760,991
     9,883      Mobil Corporation                                       869,704
    11,857      Schlumberger Limited                                    713,643
    19,075      Tidewater, Inc.                                         493,566
                                                                    -----------
                                                                      5,239,413
                                                                    -----------
                RETAIL STORES -- 5.8%
    19,766      Circuit City Stores, Inc.                             1,514,570
    19,766      Saks, Inc.(a)                                           513,916
    44,270      Walgreen Company                                      1,250,628
                                                                    -----------
                                                                      3,279,114
                                                                    -----------
                UTILITIES -- 5.0%
    10,690      Cox Communications, Inc.(a)                             808,431
     9,500      MCI WorldCom, Inc.(a)                                   841,344
    25,319      SBC Communications, Inc.                              1,193,158
                                                                    -----------
                                                                      2,842,933
                                                                    -----------

                TOTAL COMMON STOCKS (COST $48,091,959)              $55,258,175
                                                                    -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    FACE                                                              MARKET
   AMOUNT       REPURCHASE AGREEMENTS(B)-- 2.1%                        VALUE
--------------------------------------------------------------------------------
$1,186,000      Firstar Bank, 3.75%, dated 03/31/99, due 04/01/99,
                  repurchase proceeds $1,186,124 (Cost $1,186,000)  $ 1,186,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
                  AT VALUE -- 100.2%                                $56,444,175

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)         (86,275)
                                                                    -----------

                NET ASSETS -- 100.0%                                $56,357,900
                                                                    ===========


(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,228,601.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $48,091,959 as of March 31, 1999:

--------------------------------------------------------------------------------
Gross unrealized appreciation ............................       $  9,655,864
Gross unrealized depreciation ............................         (2,489,648)
                                                                 ------------
Net unrealized appreciation ..............................       $  7,166,216
                                                                 ============
--------------------------------------------------------------------------------

As of March 31,1999, the Fund had capital loss carryforwards for federal income tax purposes of $334,879, which expire through the year 2007. In addition, the Fund had net realized capital losses of $952,944 during the period from November 1, 1998 through March 31,1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $34,403,126 and $6,218,581, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Fund are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                                 August 1, 1999


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS
                                -----------------


INVESTMENT OBJECTIVES AND POLICIES.............................................2
DESCRIPTION OF BOND RATINGS....................................................5
INVESTMENT LIMITATIONS.........................................................8
TRUSTEES AND OFFICERS.........................................................10
INVESTMENT ADVISOR............................................................14
ADMINISTRATOR.................................................................15
OTHER SERVICES................................................................16
BROKERAGE.....................................................................16
SPECIAL SHAREHOLDER SERVICES..................................................17
PURCHASE OF SHARES............................................................19
REDEMPTION OF SHARES..........................................................20
NET ASSET VALUE DETERMINATION.................................................20
ALLOCATION OF TRUST EXPENSES..................................................21
ADDITIONAL TAX INFORMATION....................................................21
CAPITAL SHARES AND VOTING.....................................................22
CALCULATION OF PERFORMANCE DATA...............................................23
FINANCIAL STATEMENTS AND REPORTS..............................................25

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 1999. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the

U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.

The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.


DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Funds are series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


                                      -9-

Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                      -10-


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                      -11-

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 12, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Balanced Fund and less than 1% of the then-outstanding shares of the Equity Fund. On the same date, Wachovia Bank, N.A. TTEE U/A DT 6/1/93 Halifax Regional Hospital Pension Plan, P.O. Box 3073, Winston-Salem,N.C. 27150 owned beneficially 7.1% and Bova & Co., 1525 West WT Harris Blvd., Charlotte, N.C. 28288 owned beneficially 7.1% of the then-outstanding shares of the Balanced Fund. Also on the same date Crestar Bank, TTEE FBO Virginia Multispecialty SVCS Organization, P.O. Box 26246, Richmond, Virginia 23260 owned beneficially 8.9% and John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229 owned of record 6.5% of the then-outstanding shares of the Equity Fund.


                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 1999, 1998 and 1997, the Balanced Fund paid the Advisor advisory fees of $680,064, $561,887 and $430,381, respectively.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1999, 1998 and 1997, the Equity Fund paid the Advisor advisory fees of $361,874, $259,757 and $160,646, respectively.


The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Advisor") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Advisor, the Advisor and the Trust. Compensation of the Sub-Advisor was paid by the Advisor (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received fees of $175,782, $148,539 and $118,380, respectively, from the Balanced Fund and $102,461, $76,276 and $49,129, respectively, from the Equity Fund.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Funds' assets is Firstar Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Balanced Fund was $150,621, $91,394 and $63,382, respectively. For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Equity Fund was $129,714, $66,628 and $47,290, respectively.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 1999 were $24,000 for the Balanced Fund and $17,500 for the Equity Fund.

As of March 31, 1999, the Balanced Fund held securities issued by Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $262,000). Merrill Lynch, Pierce, Fenner & Smith, Inc. is one of the Trust's "regular broker-dealers" (as defined in the 1940 Act).


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day,

Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1999, for the five year period ended March 31, 1999 and for the period since inception (July 3, 1989) to March 31, 1999 are 7.56%, 16.77% and 12.17%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1999, for the five year period ended March 31, 1999, and for the period since inception (December 1, 1992) to March 31, 1999 are 8.33%, 20.88% and 16.68%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1999 were 1.75% and 0.18%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products.
Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund

     Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 1999

                               INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

LETTER TO SHAREHOLDERS                                              MAY 18, 1999
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Jamestown Funds for the year ended March 31, 1999.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 1999, The Jamestown Balanced Fund produced a total return of 7.6% compared to the Lipper Balanced Index of 8.4%. The equity market had very narrow leadership during this period, with the technology sector leading the way by a wide margin. That sector alone was up 62.7%, followed by the communication services sector up 34.6%, and the health care sector up 28.5%. The other nine equity sectors failed to keep pace with the 18.5% return of the Standard & Poor's 500 Index, and four of these sectors actually produced negative returns. The basic industry sector, which includes metal and chemical companies, as well as paper and forest product companies, had the poorest showing with a return of -14.1%.

The Jamestown Balanced Fund returned 16.9% on an annualized basis for the three years ended March 31, 1999, comparing favorably to the 15.9% return for the Lipper Balanced Index. For the five-year period, the Fund generated a return of 16.8% versus 15.0% for the comparable Lipper Balanced Index.

Your Fund grew in size to over $112 million in total net assets with 294 shareholders as of March 31, 1999.

THE JAMESTOWN EQUITY FUND

For the year ended March 31, 1999, The Jamestown Equity Fund had a total return of 8.3%, failing to keep up with the 17.5% return for the Lipper Growth Index and the 18.5% return for the Standard & Poor's 500 Index. Fueled by the technology sector in general, and by many of the Internet stocks in particular, the Lipper Growth Index was difficult for us to match, as we believe a large number of the Internet stocks are selling at hyper-inflated valuations. Our risk-averse style has kept us from owning those equities.

The Jamestown Equity Fund returned 21.5% on an annualized basis for the three years ended March 31, 1999, versus 23.9% for the Lipper Growth Index. For the five-year period, your Fund has returned 20.9% as compared to 21.8% for the Index.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1999, the Jamestown Tax Exempt Virginia Fund had a total return of 4.9% compared to 5.2% for the Lipper Intermediate Municipal Fund Index and 6.2% for the Lehman Municipal Bond Index. Yields and prices on municipal bonds have been extraordinarily stable by historical standards. Over the past twelve months, Treasury yield volatility has been roughly three times as great as municipal yield volatility, with a range of 110 basis points on the 30-year Treasury versus a difference of 31 basis points on the Municipal Revenue Bond Index.

Some key characteristics of The Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .........     7.6 years
        Average Effective Duration .........     5.9 years
        Average Weighted Coupon ............     5.1%
        SEC Yield ..........................     3.9%
        Average Credit Quality .............     AA+

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 1999, The Jamestown International Equity Fund had a total return of 8.7%. This return compares favorably with the 6.0% return generated by the Morgan Stanley EAFE Index and the -0.6% return generated by the Lipper International Index. The period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia.

Throughout the year, the Fund benefited from its heavy weighting in European markets and its low weighting in Asian Pacific markets. European markets benefited from the convergence of interest rates in preparation for the launch of the Euro and the massive corporate restructuring programs that supported stronger earnings growth. Beginning with the devaluation of the Thailand currency last summer, most Asian Pacific equity markets fell 50% or more in the second half of 1998.

The global crisis that was born out of the economic and financial turmoil in Southeast Asia appears to have eased significantly. The Federal Reserve played a leading role by cutting interest rates in the United States three times last fall. Oechsle International Advisors used the turmoil to reduce their holdings in Continental Europe and to reallocate money into the United Kingdom and Japan. The regional allocations of the portfolio as of March 31, 1999 are shown in the chart below:

                                           The Jamestown
                                           International      Morgan Stanley
                                            Equity Fund         EAFE Index
                                            -----------         ----------

     Continental Europe ....................    45.3%              48.7%
     United Kingdom ........................    21.5%              22.3%
     Japan .................................    18.3%              23.1%
     Pacific Basin, ex Japan ...............     5.9%               5.9%
     Emerging Markets ......................     2.7%               0.0%
     Cash/North America ....................     6.3%               0.0%
                                               ------             ------
                                               100.0%             100.0%

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Austin Brockenbrough, III

                                        Austin Brockenbrough, III
                                        President
                                        Jamestown Tax Exempt Virginia Fund
                                        Jamestown International Equity Fund

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Balanced Fund                                 $30,623
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.56%     16.77%         12.17%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Equity Fund                                   $26,560
Standard & Poor's 500 Index                                 $34,375
Consumer Price Index                                        $11,598
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.33%     20.88%         16.68%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/99
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,060
Lipper Intermediate Municipal Fund Index                    $12,653
Lehman Municipal Bond Index                                 $13,993
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.92%     5.85%          4.90%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/99
                                                             ------
The Jamestown International Equity Fund                     $13,878
Morgan Stanley EAFE Index                                   $12,402
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                            8.67%          11.72%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
======================================================================================================================
                                                                                           JAMESTOWN       JAMESTOWN
                                                         JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                          BALANCED          EQUITY          VIRGINIA         EQUITY
                                                            FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................    $ 80,224,277     $ 42,050,206     $ 24,600,110    $ 40,485,195
                                                        ============     ============     ============    ============
      At value (Note 1) ............................    $111,101,623     $ 62,915,109     $ 25,263,919    $ 51,967,556
   Investments in repurchase agreements (Note 1) ...       1,868,000          679,000               --              --
   Cash ............................................             218              438               --       1,837,687
   Cash denominated in foreign currency ............              --               --               --           4,985
   Dividends receivable ............................          72,234           60,380               --         199,689
   Interest receivable .............................         450,221               71          320,333           4,341
   Receivable for securities sold ..................              --          347,139               --         104,814
   Receivable for capital shares sold ..............              --            5,837          100,264          11,979
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) .........              --               --               --           5,824
   Other assets ....................................          15,286           24,067              891          13,704
                                                        ------------     ------------     ------------    ------------
      TOTAL ASSETS .................................     113,507,582       64,032,041       25,685,407      54,150,579
                                                        ------------     ------------     ------------    ------------
LIABILITIES
   Dividends payable ...............................          42,499            5,737           39,003              --
   Distributions payable ...........................          79,100               --               --              --
   Payable for securities purchased ................         317,954          526,001               --          41,737
   Payable for capital shares redeemed .............         165,732           30,916            1,219              --
   Accrued investment advisory fees (Note 3) .......          62,999           35,501            8,423          44,922
   Accrued administration fees (Note 3) ............          15,850            9,600            3,100          10,350
   Other accrued expenses and liabilities ..........          19,643            8,318            7,867          34,313
                                                        ------------     ------------     ------------    ------------
      TOTAL LIABILITIES ............................         703,777          616,073           59,612         131,322
                                                        ------------     ------------     ------------    ------------

NET ASSETS .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Net assets consist of:
   Paid-in capital .................................    $ 82,006,322     $ 42,935,120     $ 24,935,618    $ 41,845,573
   Accumulated net realized gains (losses) from
      security and foreign currency transactions ...         (79,863)        (384,055)          26,368         686,231
   Net unrealized appreciation on investments ......      30,877,346       20,864,903          663,809      11,482,361
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies .              --               --               --           5,092
                                                        ------------     ------------     ------------    ------------
Net assets .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       6,226,192        2,914,908        2,506,203       3,961,839
                                                        ============     ============     ============    ============

Net asset value, offering price and
   redemption price per share (Note 1) .............    $      18.12     $      21.76     $      10.22    $      13.63
                                                        ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
=============================================================================================================
                                                                                  JAMESTOWN       JAMESTOWN
                                                JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                 BALANCED          EQUITY          VIRGINIA         EQUITY
                                                   FUND             FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ..............................    $    739,421     $    562,424     $         --    $    882,162
   Foreign withholding taxes on dividends .              --               --               --         (91,794)
   Interest ...............................       2,204,935          127,509        1,042,494          89,187
                                               ------------     ------------     ------------    ------------
      TOTAL INVESTMENT INCOME .............       2,944,356          689,933        1,042,494         879,555
                                               ------------     ------------     ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ......         680,064          361,874           85,055         464,912
   Administration fees (Note 3) ...........         175,782          102,461           31,931         110,789
   Custodian fees .........................          14,825            8,047            3,795          72,618
   Professional fees ......................          13,185            8,045            8,045          11,775
   Trustees' fees and expenses ............           8,220            8,220            8,220           8,220
   Pricing costs ..........................           9,712            1,015            6,782           8,559
   Registration fees ......................           7,626            6,122            2,202           7,518
   Postage and supplies ...................           3,939            3,903            2,441           5,880
   Printing of shareholder reports ........           4,072            4,264            2,043           3,577
   Insurance expense ......................           3,268            2,490            1,401           1,868
   Other expenses .........................           3,083            6,687            3,615           5,339
                                               ------------     ------------     ------------    ------------
      TOTAL EXPENSES ......................         923,776          513,128          155,530         701,055
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ......         (24,000)         (17,500)              --              --
                                               ------------     ------------     ------------    ------------
      NET EXPENSES ........................         899,776          495,628          155,530         701,055
                                               ------------     ------------     ------------    ------------

NET INVESTMENT INCOME .....................       2,044,580          194,305          886,964         178,500
                                               ------------     ------------     ------------    ------------
REALIZEDAND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ...............       1,234,403         (369,569)          36,651       2,205,161
      Foreign currency transactions .......              --               --               --         (56,520)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .........................       4,507,324        5,043,678           81,607       1,511,375
      Foreign currency translation ........              --               --               --        (120,768)
                                               ------------     ------------     ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES .................       5,741,727        4,674,109          118,258       3,539,248
                                               ------------     ------------     ------------    ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................    $  7,786,307     $  4,868,414     $  1,005,222    $  3,717,748
                                               ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==========================================================================================================================
                                                                     JAMESTOWN                         JAMESTOWN
                                                                   BALANCED FUND                      EQUITY FUND
                                                           -----------------------------     -----------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                               1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..............................    $  2,044,580     $  1,911,506     $    194,305     $    238,229
   Net realized gains (losses) from
      security transactions ...........................       1,234,403        9,533,601         (369,569)       3,855,317
   Net change in unrealized appreciation/
      depreciation on investments .....................       4,507,324       12,603,990        5,043,678       10,606,115
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from operations ............       7,786,307       24,049,097        4,868,414       14,699,661
                                                           ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................      (2,047,558)      (1,934,092)        (198,327)        (242,370)
   From net realized gains from security transactions .      (1,302,068)     (10,800,423)              --       (4,379,490)
                                                           ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders ....................................      (3,349,626)     (12,734,515)        (198,327)      (4,621,860)
                                                           ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................      13,392,101       17,601,307       11,342,221       10,499,561
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................       3,140,088       12,174,707          171,755        4,351,536
   Payments for shares redeemed .......................      (9,573,352)     (10,335,880)      (4,982,200)      (3,895,041)
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .........................       6,958,837       19,440,134        6,531,776       10,956,056
                                                           ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................      11,395,518       30,754,716       11,201,863       21,033,857

NET ASSETS
   Beginning of year ..................................     101,408,287       70,653,571       52,214,105       31,180,248
                                                           ------------     ------------     ------------     ------------
   End of year ........................................    $112,803,805     $101,408,287     $ 63,415,968     $ 52,214,105
                                                           ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...............................................         766,478        1,041,126          565,307          571,636
   Reinvested .........................................         178,274          735,126            8,737          236,191
   Redeemed ...........................................        (554,334)        (599,080)        (248,873)        (209,264)
                                                           ------------     ------------     ------------     ------------
   Net increase in shares outstanding .................         390,418        1,177,172          325,171          598,563
   Shares outstanding, beginning of year ..............       5,835,774        4,658,602        2,589,737        1,991,174
                                                           ------------     ------------     ------------     ------------
   Shares outstanding, end of year ....................       6,226,192        5,835,774        2,914,908        2,589,737
                                                           ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==============================================================================================================================
                                                                    JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                                       VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                                               -----------------------------     -----------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                 MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                   1999             1998             1999             1998
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $    886,964     $    673,872     $    178,500     $    (19,285)
   Net realized gains (losses) from:
      Security transactions ...............................          36,651           57,902        2,205,161          (60,926)
      Foreign currency transactions .......................              --               --          (56,520)         190,757
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................          81,607          399,917        1,511,375        8,970,013
      Foreign currency translation ........................              --               --         (120,768)         126,420
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from operations ................       1,005,222        1,131,691        3,717,748        9,206,979
                                                               ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (886,964)        (673,872)        (238,226)        (325,257)
   From net realized gains from security transactions .....         (11,065)              --               --               --
                                                               ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..........................        (898,029)        (673,872)        (238,226)        (325,257)
                                                               ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       8,922,497        8,481,218        9,046,185        4,706,633
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................         487,854          360,594          231,344          321,283
   Payments for shares redeemed ...........................      (2,104,477)      (2,284,029)      (1,280,438)        (657,411)
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .............................       7,305,874        6,557,783        7,997,091        4,370,505
                                                               ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................       7,413,067        7,015,602       11,476,613       13,252,227

NET ASSETS
   Beginning of year ......................................      18,212,728       11,197,126       42,542,644       29,290,417
                                                               ------------     ------------     ------------     ------------
   End of year ............................................    $ 25,625,795     $ 18,212,728     $ 54,019,257     $ 42,542,644
                                                               ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...................................................         871,702          843,460          673,952          418,420
   Reinvested .............................................          47,603           35,724           17,619           28,068
   Redeemed ...............................................        (206,362)        (225,366)        (102,274)         (60,156)
                                                               ------------     ------------     ------------     ------------
   Net increase in shares outstanding .....................         712,943          653,818          589,297          386,332
   Shares outstanding, beginning of year ..................       1,793,260        1,139,442        3,372,542        2,986,210
                                                               ------------     ------------     ------------     ------------
   Shares outstanding, end of year ........................       2,506,203        1,793,260        3,961,839        3,372,542
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   17.38      $   15.17      $   14.77      $   12.76      $   12.15
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.34           0.37           0.35           0.36           0.33
   Net realized and unrealized gains
      on investments ...............................         0.95           4.31           1.45           2.50           0.90
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.29           4.68           1.80           2.86           1.23
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.34)         (0.37)         (0.35)         (0.36)         (0.33)
   Distributions from net realized gains ...........        (0.21)         (2.10)         (1.05)         (0.49)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (2.47)         (1.40)         (0.85)         (0.62)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   18.12      $   17.38      $   15.17      $   14.77      $   12.76
                                                        =========      =========      =========      =========      =========

Total return .......................................        7.56%         32.42%         12.29%         22.79%         10.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $ 112,804      $ 101,408      $  70,654      $  61,576      $  52,062
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.88%          0.90%          0.91%          0.93%          0.99%

Ratio of net expenses to average net assets (a) ....        0.86%          0.87%          0.87%          0.88%          0.96%

Ratio of net investment income to average net assets        1.95%          2.21%          2.31%          2.52%          2.72%

Portfolio turnover rate ............................          69%            90%            58%            72%            95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   20.16      $   15.66      $   13.96      $   11.29      $   10.19
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.07           0.11           0.13           0.15           0.10
   Net realized and unrealized gains
      on investments ...............................         1.60           6.47           2.00           2.98           1.15
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.67           6.58           2.13           3.13           1.25
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.07)         (0.11)         (0.13)         (0.15)         (0.12)
   Distributions from net realized gains ...........           --          (1.97)         (0.30)         (0.31)         (0.03)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.07)         (2.08)         (0.43)         (0.46)         (0.15)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   21.76      $   20.16      $   15.66      $   13.96      $   11.29
                                                        =========      =========      =========      =========      =========

Total return .......................................        8.33%         43.74%         15.27%         28.00%         12.33%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  63,416      $  52,214      $  31,180      $  17,857      $   8,111
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.92%          0.93%          0.98%          1.14%          1.99%

Ratio of net expenses to average net assets ........        0.89%(a)       0.90%(a)       0.92%(a)       1.01%(a)       1.44%(b)

Ratio of net investment income to average net assets        0.35%          0.60%          0.85%          1.27%          1.18%

Portfolio turnover rate ............................          66%            59%            44%            54%            48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   10.16      $    9.83      $    9.85      $    9.68      $    9.61
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.43           0.44           0.45           0.45           0.44
   Net realized and unrealized gains (losses)
      on investments ...............................         0.07           0.33          (0.02)          0.17           0.07
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         0.50           0.77           0.43           0.62           0.51
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.43)         (0.44)         (0.45)         (0.45)         (0.44)
   Distributions from net realized gains ...........        (0.01)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.44)         (0.44)         (0.45)         (0.45)         (0.44)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   10.22      $   10.16      $    9.83      $    9.85      $    9.68
                                                        =========      =========      =========      =========      =========

Total return .......................................        4.92%          8.00%          4.39%          6.51%          5.47%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  25,626      $  18,213      $  11,197      $   8,779      $   7,712
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets (a) ....        0.73%          0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net assets        4.17%          4.40%          4.51%          4.57%          4.64%

Portfolio turnover rate ............................          31%            33%            24%            14%            97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                                 YEAR           YEAR         PERIOD
                                                                 ENDED          ENDED         ENDED
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                 1999           1998          1997(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $   12.61      $    9.81      $   10.00
                                                               ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ...........................         0.05          (0.01)         (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ...............         1.04           2.91          (0.14)
                                                               ---------      ---------      ---------
Total from investment operations ..........................         1.09           2.90          (0.15)
                                                               ---------      ---------      ---------

Less distributions:
   Dividends from net investment income ...................        (0.07)         (0.10)         (0.04)
                                                               ---------      ---------      ---------

Net asset value at end of period ..........................    $   13.63      $   12.61      $    9.81
                                                               =========      =========      =========

Total return ..............................................         8.67%         29.67%       (1.56)%(c)
                                                               =========      =========      =========

Net assets at end of period (000's) .......................    $  54,019      $  42,543      $  29,290
                                                               =========      =========      =========

Ratio of net expenses to average net assets (b) ...........        1.51%          1.56%          1.60%(c)

Ratio of net investment income (loss) to average net assets        0.38%        (0.05)%        (0.15)%(c)

Portfolio turnover rate ...................................          39%            47%            70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis-- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 1999:

---------------------------------------------------------------------------------------------------
                                      Jamestown        Jamestown       Jamestown        Jamestown
                                      Balanced          Equity         Tax Exempt     International
                                        Fund             Fund        Virginia Fund     Equity Fund
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..    $ 32,112,011     $ 21,868,458     $    704,888     $ 13,312,879
Gross unrealized depreciation ..      (1,314,528)      (1,018,725)         (41,079)      (1,830,518)
                                    ------------     ------------     ------------     ------------
Net unrealized appreciation ....    $ 30,797,483     $ 20,849,733     $    663,809     $ 11,482,361
                                    ============     ============     ============     ============

Federal income tax cost ........    $ 80,304,140     $ 42,065,376     $ 24,600,110     $ 40,485,195
                                    ============     ============     ============     ============
---------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, The Jamestown Equity Fund had capital loss carryforwards for federal income tax purposes of $368,885 which expire on March 31, 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

-------------------------------------------------------------------------------------------------
                                           Jamestown      Jamestown     Jamestown      Jamestown
                                           Balanced        Equity       Tax Exempt   International
                                             Fund           Fund      Virginia Fund   Equity Fund
-------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $78,675,464    $44,346,054    $13,068,282    $24,316,515
                                         ===========    ===========    ===========    ===========
Proceeds from sales and maturities
   of investment securities .........    $69,731,979    $34,909,266    $ 6,457,178    $17,425,753
                                         ===========    ===========    ===========    ===========
-------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .50% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, CFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, CFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next $25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $17,500 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 1999.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------
                                                                         Net Unrealized
  Settlement               To Receive          Initial         Market     Appreciation
     Date                 (To Deliver)          Value           Value    (Depreciation)
---------------------------------------------------------------------------------------
Contracts To Sell
   04/01/99                  1,440  AUD     $      (901)    $      (909)     $    (8)
   04/07/99                 36,597  NZD         (19,488)        (19,514)         (26)
   04/08/99                 78,824  NZD         (41,737)        (42,030)        (293)
   04/09/99                 81,117  NZD         (43,114)        (43,252)        (138)
   06/17/99            292,000,000  JPY      (2,498,781)     (2,492,507)       6,274
                                            -----------     -----------      -------
Total sell contracts                         (2,604,021)     (2,598,212)       5,809
                                            -----------     -----------      -------
Contracts To Buy
   04/01/99                 32,370  AUD          20,490          20,441          (49)
   04/06/99                 33,723  AUD          21,229          21,293           64
                                            -----------     -----------      -------
Total buy contracts                              41,719          41,734           15
                                            -----------     -----------      -------

Net contracts                               $(2,562,302)    $(2,556,478)     $ 5,824
                                            ===========     ===========      =======
---------------------------------------------------------------------------------------

AUD - Australian Dollar
JPY - Japanese Yen
NZD - New Zealand Dollar

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 68.8%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 1.4%
     20,000    Interpublic Group of Companies, Inc. ...........    $  1,557,500
                                                                   ------------
               COMMERCIAL BANKING -- 5.4%
     26,000    BankAmerica Corporation ........................       1,836,250
     32,000    Fannie Mae .....................................       2,216,000
     37,600    First Union Corporation ........................       2,009,250
                                                                   ------------
                                                                      6,061,500
                                                                   ------------
               COMMUNICATIONS -- 7.2%
     10,000    Ascend Communications, Inc.(a) .................         836,870
     56,000    Equifax, Inc. ..................................       1,925,000
     17,900    Lucent Technologies, Inc. ......................       1,928,725
     38,000    MCI WorldCom, Inc.(a) ..........................       3,365,375
                                                                   ------------
                                                                      8,055,970
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 11.6%
     25,500    Cisco Systems, Inc.(a) .........................       2,793,844
     46,400    Computer Sciences Corporation(a) ...............       2,560,700
     16,900    Intel Corporation ..............................       2,013,212
     22,000    Microsoft Corporation(a) .......................       1,971,750
     51,000    Oracle Corporation(a) ..........................       1,345,125
     35,000    Sundstrand Corporation .........................       2,432,500
                                                                   ------------
                                                                     13,117,131
                                                                   ------------
               CONSUMER PRODUCTS -- 10.3%
     25,000    Avon Products, Inc. ............................       1,176,562
     62,000    Crane Company ..................................       1,499,625
     22,000    General Electric Company .......................       2,433,750
     20,000    Gillette Company ...............................       1,188,750
     42,000    Kimberly-Clark Corporation .....................       2,013,375
     81,000    Sara Lee Corporation ...........................       2,004,750
     50,000    Sysco Corporation ..............................       1,315,625
                                                                   ------------
                                                                     11,632,437
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT-- 9.2%
     35,000    Abbott Laboratories ............................       1,638,437
     35,000    Becton, Dickinson and Company ..................       1,340,920
     24,000    Bristol-Myers Squibb Company ...................       1,543,500
     18,000    Lilly (Eli) & Company ..........................       1,527,750
     24,200    Merck and Company, Inc. ........................       1,940,538
     44,000    Schering-Plough Corporation ....................       2,433,750
                                                                   ------------
                                                                     10,424,895
                                                                   ------------
               ELECTRONICS -- 1.0%
     16,000    Hewlett-Packard Company ........................       1,085,000
                                                                   ------------
               FINANCIAL SERVICES -- 1.0%
     18,000    Citigroup, Inc. ................................       1,149,750
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 68.8% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

               FIRE SYSTEMS -- 2.5%
     40,000    Tyco International Ltd. ........................    $  2,870,000
                                                                   ------------
               FOOD SERVICES -- 1.7%
     41,000    H.J. Heinz Company .............................       1,942,375
                                                                   ------------
               HEALTH CARE CENTERS -- 2.6%
     44,000    McKesson HBOC, Inc. ............................       2,904,000
                                                                   ------------
               INSURANCE -- 4.6%
     25,500    American International Group, Inc. .............       3,075,938
     31,500    Jefferson-Pilot Corporation ....................       2,134,125
                                                                   ------------
                                                                      5,210,063
                                                                   ------------
               OIL AND GAS DRILLING -- 5.4%
     63,000    Coastal Corporation ............................       2,079,000
     54,000    Halliburton Company ............................       2,079,000
      9,000    Mobil Corporation ..............................         792,000
     18,400    Schlumberger, Ltd. .............................       1,107,450
                                                                   ------------
                                                                      6,057,450
                                                                   ------------
               RETAIL STORES -- 4.9%
     65,000    AutoZone, Inc.(a) ..............................       1,974,375
     15,000    Circuit City Stores, Inc. ......................       1,149,375
     36,000    Dayton Hudson Corporation ......................       2,398,500
                                                                   ------------
                                                                      5,522,250
                                                                   ------------

               TOTAL COMMON STOCKS (COST $46,685,568) .........    $ 77,590,321
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. TREASURY OBLIGATIONS -- 5.8%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BONDS -- 1.5%
$   900,000    6.625%, due 02/15/2027 .........................    $    992,106
    780,000    5.25%, due 02/15/2029 ..........................         737,342
                                                                   ------------
                                                                      1,729,448
                                                                   ------------
               U.S. TREASURY NOTES -- 3.7%
    875,000    7.75%, due 11/30/1999 ..........................         891,949
  2,040,000    6.50%, due 05/31/2001 ..........................       2,100,241
  1,115,000    7.00%, due 07/15/2006 ..........................       1,219,877
                                                                   ------------
                                                                      4,212,067
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.6%
    399,153    3.625%, due 07/15/2002 .........................         396,535
    212,086    3.375%, due 01/15/2007 .........................         204,133
                                                                   ------------
                                                                        600,668
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $6,645,282)   $  6,542,183
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 8.0%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$    36,627    Pool #G50153, 4.50%, due 05/01/1999 ............    $     36,125
    246,070    Pool #1490-PE, 5.75%, due 07/15/2006 ...........         246,223
    475,000    Pool #1471-G, 7.00%, due 03/15/2008 ............         489,098
    175,000    Pool #1655-HB, 6.50%, due 10/15/2008 ...........         178,444
                                                                   ------------
                                                                        949,890
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.8%
    382,836    Pool #73718, 7.23%, due 11/01/2003 .............         403,548
    345,320    Pool #375448, 6.66%, due 10/01/2004 ............         358,270
    216,197    Series #93-63-PE, 6.25%, due 06/25/2005 ........         216,332
    616,402    Pool #375296, 6.92%, due 08/01/2007 ............         650,305
    425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ........         430,045
    708,406    Pool #380190, 6.325%, due 04/01/2008 ...........         721,512
    730,564    Pool #380512, 6.15%, due 08/01/2008 ............         739,696
    145,625    Pool #70, 8.50%, due 01/01/2012 ................         153,083
    120,476    Series #88-29-B, 9.50%, due 12/25/2018 .........         128,683
    188,546    Series #90-35-E, 9.50%, due 04/25/2020 .........         202,568
    500,000    Series #98-M4-B, 6.424%, due 12/01/2023 ........         500,000
    543,164    Pool #252092, 6.00%, due 11/01/2028 ............         528,021
    137,900    Pool #448624, 6.50%, due 11/01/2028 ............         137,310
    421,364    Pool #448629, 6.50%, due 11/01/2028 ............         419,561
    345,744    Pool #448699, 6.00%, due 11/01/2028 ............         336,105
    911,793    Pool #448649, 6.50%, due 12/01/2028 ............         907,891
    866,953    Pool #453624, 6.00%, due 12/01/2028 ............         842,783
                                                                   ------------
                                                                      7,675,713
                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    382,981    Pool #343536, 7.50%, due 02/15/2023 ............         395,444
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $8,986,550)  $  9,021,047
                                                                   ------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 1.1%
$   480,103    Series #97-3-A1, 5.604%, adjustable rate,
                 due 04/25/2006 ...............................    $    478,041
    746,444    Series #98-1-A1, 5.212%, adjustable rate,
                 due 01/25/2007 ...............................         744,549
                                                                   ------------
                                                                      1,222,590
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 2.0%
               Advanta Mortgage Loan Trust #92-2-A2,
     27,710      7.03%, due 03/25/2011 ........................          27,641
               AFG Receivables Trust #95-A-A,
     36,323      6.15%, due 09/15/2000 ........................          36,323
               California Infrastructure Trust #97-1-A3,
    700,000      6.17%, due 03/25/2003 ........................         706,776
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
    275,202      8.45%, due 11/15/2010 ........................         284,560
               Green Tree Financial Corporation #98-A-A1C,
    356,263      6.18%, due 06/15/2019 ........................         358,366
               Nomura Asset Securties Corporation #96-MD5-A1A,
    601,559      7.07%, due 04/13/2036 ........................         621,862
               NationsCredit Grantor Trust #96-1-A,
    195,475      5.85%, due 09/15/2011 ........................         194,068
                                                                   ------------
                                                                      2,229,596
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (COST $3,447,782)     $  3,452,186
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8%                                VALUE
--------------------------------------------------------------------------------
               Associates Corporation, N.A.,
$   675,000      5.85%, due 01/15/2001 ........................    $    678,301
               Beneficial Corporation Medium Term Notes,
    230,000      6.35%, due 12/03/2001 ........................         232,689
               Caterpillar Financial, Inc. Medium Term Notes,
    450,000      6.80%, due 06/15/1999 ........................         451,444
               Chrysler Financial Corporation,
  1,000,000      5.90%, due 01/26/2001 ........................       1,008,010
               Coca-Cola Enterprises,
    385,000      5.75%, due 11/01/2008 ........................         372,784
               Duke Realty L.P. Medium Term Notes,
    390,000      6.75%, due 05/30/08 ..........................         385,515
               Enron Corporation,
    750,000      6.45%, due 11/15/2001 ........................         758,017
               Equity Residential Properties Trust,
    875,000      6.65%, due 11/15/2003 ........................         876,356
               Finova Capital Corporation,
  1,000,000      6.25%, due 08/15/2000 ........................       1,007,140
               Ford Motor Credit Company Medium Term Notes,
    225,000      7.55%, due 07/19/1999 ........................         226,568
    475,000      7.20%, due 06/15/2007 ........................         501,814
               General Motors Acceptance Corporation Medium Term Notes,
    525,000      6.65%, due 05/24/2000 ........................         531,652
               International Lease Finance Corporation,
    265,000      6.375%, due 08/01/2002 .......................         269,078

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               International Lease Finance Corporation Medium Term Notes,
$   425,000      6.42%, due 09/11/2000 ........................    $    429,526
    425,000      6.55%, due 09/15/2000 ........................         430,295
               International Paper Company,
    735,000      8.68%, due 09/14/2001 ........................         778,924
               KeyCorp Medium Term Notes,
    675,000      6.75%, due 05/29/2001 ........................         689,155
               Manitoba (Province of) Medium Term Notes,
    205,000      5.50%, due 10/01/2008 ........................         198,352
               May Department Stores,
    510,000      5.95%, due 11/01/2008 ........................         503,212
               Merrill Lynch & Company Medium Term Notes,
    265,000      7.26%, due 03/25/2002 ........................         262,350
               National City Corporation,
    575,000      7.20%, due 05/15/2005 ........................         595,660
               Norwest Financial, Inc.,
    140,000      6.05%, due 11/19/1999 ........................         140,676
    400,000      5.375%, due 09/30/2003 .......................         391,860
               Pacific Bell,
    185,000      6.625%, due 11/01/2009 .......................         191,997
               Pacific Bell Medium Term Notes,
    400,000      6.875%, due 08/15/2006 .......................         419,364
               Prologis Trust,
    225,000      7.00%, due 10/01/2003 ........................         225,356
               Sears Roebuck Acceptance Corporation,
    400,000      6.99%, due 09/30/2002 ........................         412,908
               Suntrust Banks,
    310,000      6.125%, due 02/15/2004 .......................         309,547
               TRW, Inc.,
    245,000      6.25%, due 01/15/2010 ........................         232,287
               Union Camp Corporation,
    425,000      6.50%, due 11/15/2007 ........................         425,523
               U.S. WEST Capital Funding, Inc. Medium Term Notes,
    550,000      6.375%, due 07/15/2008 .......................         559,526
                                                                   ------------

               TOTAL CORPORATE BONDS (COST $14,459,095) .......    $ 14,495,886
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $80,224,277) -- 98.5% ..................    $111,101,623
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.6%                        VALUE
--------------------------------------------------------------------------------
               Firstar Bank, 3.75%, dated 03/31/1999, due
$ 1,868,000      04/01/1999, repurchase proceeds $1,868,195
                 (Cost $1,868,000) ............................    $  1,868,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.1% ................    $112,969,623

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%         (165,818)
                                                                   ------------

               NET ASSETS -- 100.0%                                $112,803,805
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,935,077.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 99.2%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 2.0%
     16,000    Interpublic Group of Companies, Inc. ...........    $  1,246,000
                                                                   ------------
               COMMERCIAL BANKING -- 7.9%
     21,000    BankAmerica Corporation ........................       1,483,125
     27,000    Fannie Mae .....................................       1,869,750
     30,600    First Union Corporation ........................       1,635,188
                                                                   ------------
                                                                      4,988,063
                                                                   ------------
               COMMUNICATIONS -- 10.6%
     13,000    Ascend Communications, Inc. (a) ................       1,087,937
     49,000    Equifax, Inc. ..................................       1,684,375
     12,000    Lucent Technologies, Inc. ......................       1,293,000
     30,000    MCI WorldCom, Inc.(a) ..........................       2,656,875
                                                                   ------------
                                                                      6,722,187
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 17.0%
     20,250    Cisco Systems, Inc.(a) .........................       2,218,641
     39,500    Computer Sciences Corporation(a) ...............       2,179,906
     15,000    Intel Corporation ..............................       1,786,875
     19,000    Microsoft Corporation(a) .......................       1,702,875
     45,000    Oracle Corporation(a) ..........................       1,186,875
     24,000    Sunstrand Corporation ..........................       1,668,000
                                                                   ------------
                                                                     10,743,172
                                                                   ------------
               CONSUMER PRODUCTS -- 15.8%
     21,000    Avon Products, Inc. ............................         988,312
     69,000    Crane Company ..................................       1,668,937
     17,000    General Electric Company .......................       1,880,625
     15,000    Gillette Company ...............................         891,562
     37,000    Kimberly-Clark Corporation .....................       1,773,687
     70,000    Sara Lee Corporation ...........................       1,732,500
     42,000    Sysco Corporation ..............................       1,105,125
                                                                   ------------
                                                                     10,040,748
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT -- 12.2%
     15,000    Abbott Laboratories ............................         702,187
     28,000    Becton, Dickinson and Company ..................       1,072,750
     20,000    Bristol-Myers Squibb Company ...................       1,286,250
     15,000    Lilly (Eli) & Company ..........................       1,273,125
     22,000    Merck and Company, Inc. ........................       1,764,125
     29,000    Schering-Plough Corporation ....................       1,604,063
                                                                   ------------
                                                                      7,702,500
                                                                   ------------
               ELECTRONICS -- 1.6%
     15,000    Hewlett-Packard Company ........................       1,017,188
                                                                   ------------
               FINANCIAL SERVICES -- 1.6%
     15,500    Citigroup, Inc. ................................         990,063
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 99.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               FIRE SYSTEMS -- 3.8%
     34,000    Tyco International Ltd. ........................    $  2,439,500
                                                                   ------------
               FOOD SERVICES -- 2.5%
     34,000    H.J. Heinz Company .............................       1,610,750
                                                                   ------------
               HEALTH CARE CENTERS -- 3.7%
     36,000    McKesson HBOC, Inc. ............................       2,376,000
                                                                   ------------
               INSURANCE -- 6.7%
     20,550    American International Group, Inc. .............       2,478,844
     26,500    Jefferson-Pilot Corporation ....................       1,795,375
                                                                   ------------
                                                                      4,274,219
                                                                   ------------
               OIL AND GAS DRILLING -- 7.8%
     53,000    Coastal Corporation ............................       1,749,000
     44,000    Halliburton Company ............................       1,694,000
      7,000    Mobil Corporation ..............................         616,000
     14,500    Schlumberger Ltd. ..............................         872,719
                                                                   ------------
                                                                      4,931,719
                                                                   ------------
               RETAIL STORES -- 6.0%
     56,000    AutoZone, Inc.(a) ..............................       1,701,000
     32,000    Dayton Hudson Corporation ......................       2,132,000
                                                                   ------------
                                                                      3,833,000
                                                                   ------------

               TOTAL COMMON STOCKS (COST $42,050,206) .........    $ 62,915,109
                                                                   ------------

================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.1%                        VALUE
--------------------------------------------------------------------------------
$   679,000    Firstar Bank, 3.75%, dated 03/31/1999,
                 due 04/01/1999, repurchase proceeds
                 $679,071 (Cost $679,000) .....................    $    679,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.3% ................    $ 63,594,109

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%         (178,141)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 63,415,968
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $703,390.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8%                          VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, Industrial
                 Dev. Authority, Revenue,
$   900,000      3.00%, adjustable rate, due 07/01/2022 .......    $    900,000
               Arlington Co., Virginia, GO,
    300,000      5.60%, due 08/01/2006 ........................         327,030
  1,000,000      5.00%, due 10/01/2013 ........................       1,030,010
               Brunswick Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    300,000      5.45%, due 07/01/2006 ........................         324,183
               Chesterfield Co., Virginia, GO,
    350,000      6.25%, due 07/15/2005 ........................         376,068
    750,000      4.00%, due 01/01/2006 ........................         751,283
               Fairfax Co., Virginia, GO,
    350,000      5.60%, due 05/01/2003 ........................         357,196
    600,000      5.00%, due 06/01/2014 ........................         610,560
               Fairfax Co., Virginia, Park Authority, Revenue,
    300,000      6.25%, due 07/15/2005 ........................         326,064
               Fairfax Co., Virginia, Sewer, Revenue,
    350,000      5.625%, due 07/15/2008 .......................         383,863
               Hanover Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    225,000      6.25%, due 10/01/2011 ........................         241,229
               Henrico Co., Virginia, GO,
    500,000      4.70%, due 01/15/2002 ........................         514,820
               Henrico Co., Virginia, Water and Sewer, Revenue,
    500,000      4.625%, due 05/01/2017 .......................         475,830
               James City Co., Virginia, GO,
    500,000      5.25%, due 12/15/2015 ........................         513,315
               Loudoun Co., Virginia, GO,
    300,000      5.50%, due 06/01/2009 ........................         324,855
               Lynchburg, Virginia, GO,
    500,000      5.30%, due 05/01/2014 ........................         520,000
               Medical College of Virginia Hospitals
                 Authority, Revenue,
    700,000      5.00%, due 07/01/2013 ........................         703,535
               Newport News, Virginia, GO,
    400,000      5.40%, due 07/01/2002 ........................         405,240
    400,000      5.15%, due 01/01/2010 ........................         414,728
               Norfolk, Virginia, GO,
    300,000      5.75%, due 06/01/2011 ........................         321,756
    500,000      5.00%, due 07/01/2014 ........................         506,365
               Petersburg, Virginia, GO,
    500,000      5.125%, due 01/15/2013 .......................         515,295
               Peumansend Creek, Virginia, Regional
                 Jail Authority, Revenue,
    300,000      5.75%, due 06/01/2017 ........................         320,454
               Pittsylvania Co., Virginia, GO,
    300,000      5.65%, due 07/01/2006 ........................         328,833
               Portsmouth, Virginia, GO,
    800,000      5.00%, due 08/01/2017 ........................         797,096
               Prince William Co., Virginia, GO,
    400,000      4.90%, due 08/01/2005 ........................         420,172
               Prince William Co., Virginia, Park Authority, Revenue,
    250,000      6.10%, due 10/15/2004 ........................         273,330

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Prince William Co., Virginia, Service Auth.
                 Water & Sewer, Revenue,
$   500,000      5.00%, due 07/01/2003 ........................    $    523,315
               Richmond, Virginia, GO,
    400,000      6.25%, due 01/15/2018 ........................         423,872
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
    500,000      6.05%, due 07/15/2005 ........................         541,815
               Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
    500,000      5.00%, due 03/01/2018 ........................         493,360
               Riverside, Virginia, Regional Jail Authority, Revenue,
    300,000      5.30%, due 07/01/2002 ........................         314,553
               Roanoke, Virginia, GO,
    700,000      5.00%, due 08/01/2012 ........................         717,269
    300,000      6.40%, due 08/01/2012 ........................         326,331
               Spotsylvania Co., Virginia, GO,
    400,000      5.75%, due 07/15/2011 ........................         430,944
               Suffolk, Virginia, GO,
    350,000      5.80%, due 06/01/2011 ........................         381,052
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000      5.00% due 07/01/2015 .........................         703,549
               Virginia Beach, Virginia, GO,
    325,000      6.20%, due 09/01/2013 ........................         365,593
               Virginia College Building Authority,
                 Educational Facilities, Revenue,
    885,000      3.05%, floating rate, due 11/01/2026 .........         885,000
               Virginia Commonwealth University, Revenue,
    250,000      5.75%, due 05/01/2006 ........................         274,162
               Virginia Polytechnic Institute and
                 State University, Revenue,
    625,000      5.45%, due 06/01/2013 ........................         659,256
               Virginia State, GO,
    500,000      5.25%, due 07/01/2011 ........................         526,595
    500,000      5.375%, due 06/01/2015 .......................         519,990
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
    150,000      5.60%, due 01/01/2002 ........................         154,415
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
    150,000      6.60%, due 11/01/2012 ........................         163,401
    150,000      6.30%, due 11/01/2015 ........................         161,268
               Virginia State Public Building Authority, Revenue,
    500,000      6.00%, due 08/01/2003 ........................         529,810
               Virginia State Public School Authority, Revenue,
    750,000      5.25%, due 08/01/2009 ........................         804,368
               Virginia State Resource Authority,
                 Solid Waste Disposal System, Revenue,
    500,000      5.50%, due 04/01/2015 ........................         519,995
               Virginia State Transportation Board, Revenue,
    350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004          389,847
               Winchester, Virginia, Industrial Dev.
                 Authority, Educational Facilities, Revenue,
    500,000      5.00% due 10/01/2018 .........................         493,870
               York Co., Virginia, Certificates of
                 Participation, Revenue,
    250,000      6.625%, due 03/01/2012 .......................         261,542
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (COST $23,884,473) .....    $ 24,548,282
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS -- 2.8%                                   VALUE
--------------------------------------------------------------------------------
    715,637    Firstar Tax-Free Fund (Cost $715,637) ..........    $    715,637
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $24,600,110) -- 98.6% ..................    $ 25,263,919

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% ..         361,876
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 25,625,795
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 96.2%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.2%
     85,700    Australia and New Zealand Banking Group Ltd. ...    $    619,669
    126,126    Coca-Cola Amatil Ltd. ..........................         544,796
                                                                   ------------
                                                                      1,164,465
                                                                   ------------
               BELGIUM -- 1.4%
     11,380    Kredietbank NV .................................         758,651
                                                                   ------------
               CANADA -- 2.5%
     18,100    BCE, Inc. ......................................         798,635
     11,200    The Seagram Company Ltd. .......................         560,814
                                                                   ------------
                                                                      1,359,449
                                                                   ------------
               FRANCE -- 8.8%
      4,314    Groupe Danone ..................................       1,085,639
      8,970    Suez Lyonnaise des Eaux ........................       1,659,840
     11,129    Valeo SA .......................................         871,078
      4,685    Vivendi ........................................       1,152,701
                                                                   ------------
                                                                      4,769,258
                                                                   ------------
               GERMANY -- 5.1%
      7,721    DaimlerChrysler AG .............................         671,849
     17,517    Hoechst AG .....................................         759,291
     10,500    Mannesmann AG ..................................       1,341,025
                                                                   ------------
                                                                      2,772,165
                                                                   ------------
               GREECE -- 0.4%
      8,840    Hellenic Telecommunications Organization SA (OTE)        214,366
                                                                   ------------
               HONG KONG -- 1.8%
     72,000    Cheung Kong (Holdings) Ltd. ....................         548,157
     57,000    Hutchison Whampoa Ltd. .........................         448,668
                                                                   ------------
                                                                        996,825
                                                                   ------------
               INDIA -- 0.3%
      4,220    Richter Gedeon Rt. - GDR .......................         136,871
                                                                   ------------
               ITALY -- 9.9%
    330,623    Banca Nazionale del Lavoro (BNL)(a) ............       1,156,488
      9,100    Banca Popolare di Bergamo Credito Varesino SpA .         230,872
    167,922    Credito Italiano SpA ...........................         906,443
    116,200    Mediaset SpA ...................................       1,092,665
    186,202    Telecom Italia SpA .............................       1,978,073
                                                                   ------------
                                                                      5,364,541
                                                                   ------------
               JAPAN -- 18.3%
     24,000    Canon, Inc. ....................................         593,768
     25,000    Denso Corporation ..............................         490,796
        500    Isetan Company .................................           4,771
     11,000    Ito-Yokado Company Ltd. ........................         707,760
     26,000    Kao Corporation ................................         574,094
     33,000    Matsushita Electric Industrial Company Ltd. ....         643,671

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               JAPAN -- 18.3% (CONTINUED)
     13,000    Murata Manufacturing Company Ltd. ..............    $    691,548
     35,000    Nikko Securities Co., Ltd. .....................         162,543
        103    Nippon Telegraph and Telephone Corporation .....       1,008,866
     27,000    Nomura Securities Company Ltd. .................         282,699
         36    NTT Mobile Communication Network, Inc. .........       1,778,266
      7,000    Rohm Company ...................................         836,359
    167,000    Sakura Bank, Ltd. ..............................         506,232
        660    Shohkoh Fund & Co., Ltd. .......................         334,375
     18,000    Takeda Chemical Industries .....................         697,627
      3,700    Takefugi Corporation ...........................         284,303
     42,000    Toshiba Corporation ............................         286,904
                                                                   ------------
                                                                      9,884,582
                                                                   ------------
               NETHERLANDS -- 9.2%
     13,500    Gucci Group NV - ADR ...........................       1,086,750
     27,014    KPN NV .........................................       1,074,705
      5,058    Laurus NV ......................................         122,852
     13,310    Royal Dutch Petroleum Company ..................         707,697
     22,128    Vendex International NV ........................         533,928
     36,406    VNU NV .........................................       1,418,871
                                                                   ------------
                                                                      4,944,803
                                                                   ------------
               NEW ZEALAND -- 1.7%
    192,383    Telecom Corporation of New Zealand Ltd. ........         935,692
                                                                   ------------
               PHILIPPINES -- 0.4%
    540,000    Filinvest Land, Inc.(a) ........................          44,594
     24,192    Metropolitan Bank & Trust Company(a) ...........         191,975
                                                                   ------------
                                                                        236,569
                                                                   ------------
               PORTUGAL -- 1.6%
     18,904    Portugal Telecom SA ............................         846,759
                                                                   ------------
               SINGAPORE -- 0.2%
     12,000    Development Bank of Singapore Ltd. .............          90,946
                                                                   ------------
               SPAIN -- 3.8%
     55,549    Argentaria SA ..................................       1,334,948
     16,826    Telefonica de Espana ...........................         713,716
                                                                   ------------
                                                                      2,048,664
                                                                   ------------
               SWEDEN -- 2.4%
     15,760    Hennes and Mauritz AB - Class B ................       1,188,277
      7,710    Skandinaviska Enskilda Banken - Class A ........          94,230
                                                                   ------------
                                                                      1,282,507
                                                                   ------------
               SWITZERLAND -- 4.7%
        581    Novartis AG ....................................         942,491
         89    Roche Holding AG - Genusschein .................       1,085,366
        796    Schweizerische Lebensversicherungs
                  -und Rentenanstalt ..........................         507,147
                                                                   ------------
                                                                      2,535,004
                                                                   ------------
30

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM -- 21.5%
     36,943    Allied Zurich PLC ..............................    $    498,261
    318,671    ASDA Group PLC .................................         781,934
    202,380    British Aerospace PLC ..........................       1,351,730
     89,143    British American Tobacco PLC ...................         741,819
     86,375    British Sky Broadcasting Group PLC .............         745,281
     94,155    Diageo PLC .....................................       1,063,201
     47,580    Glaxo Wellcome PLC .............................       1,592,238
     50,079    Imperial Chemical Industries PLC ...............         447,059
     41,592    Railtrack Group PLC ............................         952,073
     66,944    Reed International PLC .........................         609,502
    168,537    Somerfield PLC .................................         863,820
    105,931    Vodafone Group PLC .............................       1,978,521
                                                                   ------------
                                                                     11,625,439
                                                                   ------------

               TOTAL COMMON STOCKS (COST $40,485,195) .........    $ 51,967,556

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.8%          2,051,701
                                                                   ------------

               NET ASSETS -- 100.0%                                $ 54,019,257
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND

                                 August 1, 1999

                                   A series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVES AND POLICIES.............................................2
DESCRIPTION OF MUNICIPAL BOND RATINGS..........................................8
INVESTMENT LIMITATIONS.........................................................9
TRUSTEES AND OFFICERS.........................................................10
INVESTMENT ADVISOR............................................................13
ADMINISTRATOR.................................................................14
OTHER SERVICES................................................................15
BROKERAGE.....................................................................15
SPECIAL SHAREHOLDER SERVICES..................................................16
PURCHASE OF SHARES............................................................18
REDEMPTION OF SHARES..........................................................19
NET ASSET VALUE DETERMINATION.................................................19
ALLOCATION OF TRUST EXPENSES..................................................19
ADDITIONAL TAX INFORMATION....................................................20
CAPITAL SHARES AND VOTING.....................................................21
CALCULATION OF PERFORMANCE DATA...............................................22
FINANCIAL STATEMENTS AND REPORTS..............................................24

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Tax Exempt Virginia Fund (the "Fund") dated August 1, 1999. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and

Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

VARIABLE RATE SECURITIES. The Fund may invest in tax exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.


                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa or BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options; or

(10) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Fund is a series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


                                      -9-

Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

                                      -10-


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


                                      -11-

Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 12, 1999, Austin Brockenbrough III owned beneficially (i.e., had voting and/or investment power) 1.95% of the then-outstanding shares of the Fund and Erwin Will owned of record 0.28% of the then-outstanding shares of the Fund. Robert B. Seidensticker, P.O. Box 3073, Manakin Sabot, Virginia 23103 owned of record 6.70% of the then-outstanding shares of the Fund and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned of record 5.34% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid the Advisor advisory fees of $85,055, $56,311 (net of voluntary fee waivers of $4,939) and $27,398 (net of voluntary fee waivers of $14,090) respectively.

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received from the Fund fees of $31,931, $25,157 and $24,000, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short- term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non- assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1999, for the five year period ended March 31, 1999 and for the period since inception (September 1, 1993) to March 31, 1999 are 4.92%, 5.85% and 4.90% respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1999 was 3.88%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1999, based on the highest marginal combined federal and Virginia income tax rate, was 6.82%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 1999

                               INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

LETTER TO SHAREHOLDERS                                              MAY 18, 1999
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Jamestown Funds for the year ended March 31, 1999.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 1999, The Jamestown Balanced Fund produced a total return of 7.6% compared to the Lipper Balanced Index of 8.4%. The equity market had very narrow leadership during this period, with the technology sector leading the way by a wide margin. That sector alone was up 62.7%, followed by the communication services sector up 34.6%, and the health care sector up 28.5%. The other nine equity sectors failed to keep pace with the 18.5% return of the Standard & Poor's 500 Index, and four of these sectors actually produced negative returns. The basic industry sector, which includes metal and chemical companies, as well as paper and forest product companies, had the poorest showing with a return of -14.1%.

The Jamestown Balanced Fund returned 16.9% on an annualized basis for the three years ended March 31, 1999, comparing favorably to the 15.9% return for the Lipper Balanced Index. For the five-year period, the Fund generated a return of 16.8% versus 15.0% for the comparable Lipper Balanced Index.

Your Fund grew in size to over $112 million in total net assets with 294 shareholders as of March 31, 1999.

THE JAMESTOWN EQUITY FUND

For the year ended March 31, 1999, The Jamestown Equity Fund had a total return of 8.3%, failing to keep up with the 17.5% return for the Lipper Growth Index and the 18.5% return for the Standard & Poor's 500 Index. Fueled by the technology sector in general, and by many of the Internet stocks in particular, the Lipper Growth Index was difficult for us to match, as we believe a large number of the Internet stocks are selling at hyper-inflated valuations. Our risk-averse style has kept us from owning those equities.

The Jamestown Equity Fund returned 21.5% on an annualized basis for the three years ended March 31, 1999, versus 23.9% for the Lipper Growth Index. For the five-year period, your Fund has returned 20.9% as compared to 21.8% for the Index.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1999, the Jamestown Tax Exempt Virginia Fund had a total return of 4.9% compared to 5.2% for the Lipper Intermediate Municipal Fund Index and 6.2% for the Lehman Municipal Bond Index. Yields and prices on municipal bonds have been extraordinarily stable by historical standards. Over the past twelve months, Treasury yield volatility has been roughly three times as great as municipal yield volatility, with a range of 110 basis points on the 30-year Treasury versus a difference of 31 basis points on the Municipal Revenue Bond Index.

Some key characteristics of The Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .........     7.6 years
        Average Effective Duration .........     5.9 years
        Average Weighted Coupon ............     5.1%
        SEC Yield ..........................     3.9%
        Average Credit Quality .............     AA+

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 1999, The Jamestown International Equity Fund had a total return of 8.7%. This return compares favorably with the 6.0% return generated by the Morgan Stanley EAFE Index and the -0.6% return generated by the Lipper International Index. The period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia.

Throughout the year, the Fund benefited from its heavy weighting in European markets and its low weighting in Asian Pacific markets. European markets benefited from the convergence of interest rates in preparation for the launch of the Euro and the massive corporate restructuring programs that supported stronger earnings growth. Beginning with the devaluation of the Thailand currency last summer, most Asian Pacific equity markets fell 50% or more in the second half of 1998.

The global crisis that was born out of the economic and financial turmoil in Southeast Asia appears to have eased significantly. The Federal Reserve played a leading role by cutting interest rates in the United States three times last fall. Oechsle International Advisors used the turmoil to reduce their holdings in Continental Europe and to reallocate money into the United Kingdom and Japan. The regional allocations of the portfolio as of March 31, 1999 are shown in the chart below:

                                           The Jamestown
                                           International      Morgan Stanley
                                            Equity Fund         EAFE Index
                                            -----------         ----------

     Continental Europe ....................    45.3%              48.7%
     United Kingdom ........................    21.5%              22.3%
     Japan .................................    18.3%              23.1%
     Pacific Basin, ex Japan ...............     5.9%               5.9%
     Emerging Markets ......................     2.7%               0.0%
     Cash/North America ....................     6.3%               0.0%
                                               ------             ------
                                               100.0%             100.0%

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Austin Brockenbrough, III

                                        Austin Brockenbrough, III
                                        President
                                        Jamestown Tax Exempt Virginia Fund
                                        Jamestown International Equity Fund

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Balanced Fund                                 $30,623
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.56%     16.77%         12.17%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Equity Fund                                   $26,560
Standard & Poor's 500 Index                                 $34,375
Consumer Price Index                                        $11,598
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.33%     20.88%         16.68%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/99
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,060
Lipper Intermediate Municipal Fund Index                    $12,653
Lehman Municipal Bond Index                                 $13,993
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.92%     5.85%          4.90%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/99
                                                             ------
The Jamestown International Equity Fund                     $13,878
Morgan Stanley EAFE Index                                   $12,402
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                            8.67%          11.72%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
======================================================================================================================
                                                                                           JAMESTOWN       JAMESTOWN
                                                         JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                          BALANCED          EQUITY          VIRGINIA         EQUITY
                                                            FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................    $ 80,224,277     $ 42,050,206     $ 24,600,110    $ 40,485,195
                                                        ============     ============     ============    ============
      At value (Note 1) ............................    $111,101,623     $ 62,915,109     $ 25,263,919    $ 51,967,556
   Investments in repurchase agreements (Note 1) ...       1,868,000          679,000               --              --
   Cash ............................................             218              438               --       1,837,687
   Cash denominated in foreign currency ............              --               --               --           4,985
   Dividends receivable ............................          72,234           60,380               --         199,689
   Interest receivable .............................         450,221               71          320,333           4,341
   Receivable for securities sold ..................              --          347,139               --         104,814
   Receivable for capital shares sold ..............              --            5,837          100,264          11,979
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) .........              --               --               --           5,824
   Other assets ....................................          15,286           24,067              891          13,704
                                                        ------------     ------------     ------------    ------------
      TOTAL ASSETS .................................     113,507,582       64,032,041       25,685,407      54,150,579
                                                        ------------     ------------     ------------    ------------
LIABILITIES
   Dividends payable ...............................          42,499            5,737           39,003              --
   Distributions payable ...........................          79,100               --               --              --
   Payable for securities purchased ................         317,954          526,001               --          41,737
   Payable for capital shares redeemed .............         165,732           30,916            1,219              --
   Accrued investment advisory fees (Note 3) .......          62,999           35,501            8,423          44,922
   Accrued administration fees (Note 3) ............          15,850            9,600            3,100          10,350
   Other accrued expenses and liabilities ..........          19,643            8,318            7,867          34,313
                                                        ------------     ------------     ------------    ------------
      TOTAL LIABILITIES ............................         703,777          616,073           59,612         131,322
                                                        ------------     ------------     ------------    ------------

NET ASSETS .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Net assets consist of:
   Paid-in capital .................................    $ 82,006,322     $ 42,935,120     $ 24,935,618    $ 41,845,573
   Accumulated net realized gains (losses) from
      security and foreign currency transactions ...         (79,863)        (384,055)          26,368         686,231
   Net unrealized appreciation on investments ......      30,877,346       20,864,903          663,809      11,482,361
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies .              --               --               --           5,092
                                                        ------------     ------------     ------------    ------------
Net assets .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       6,226,192        2,914,908        2,506,203       3,961,839
                                                        ============     ============     ============    ============

Net asset value, offering price and
   redemption price per share (Note 1) .............    $      18.12     $      21.76     $      10.22    $      13.63
                                                        ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
=============================================================================================================
                                                                                  JAMESTOWN       JAMESTOWN
                                                JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                 BALANCED          EQUITY          VIRGINIA         EQUITY
                                                   FUND             FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ..............................    $    739,421     $    562,424     $         --    $    882,162
   Foreign withholding taxes on dividends .              --               --               --         (91,794)
   Interest ...............................       2,204,935          127,509        1,042,494          89,187
                                               ------------     ------------     ------------    ------------
      TOTAL INVESTMENT INCOME .............       2,944,356          689,933        1,042,494         879,555
                                               ------------     ------------     ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ......         680,064          361,874           85,055         464,912
   Administration fees (Note 3) ...........         175,782          102,461           31,931         110,789
   Custodian fees .........................          14,825            8,047            3,795          72,618
   Professional fees ......................          13,185            8,045            8,045          11,775
   Trustees' fees and expenses ............           8,220            8,220            8,220           8,220
   Pricing costs ..........................           9,712            1,015            6,782           8,559
   Registration fees ......................           7,626            6,122            2,202           7,518
   Postage and supplies ...................           3,939            3,903            2,441           5,880
   Printing of shareholder reports ........           4,072            4,264            2,043           3,577
   Insurance expense ......................           3,268            2,490            1,401           1,868
   Other expenses .........................           3,083            6,687            3,615           5,339
                                               ------------     ------------     ------------    ------------
      TOTAL EXPENSES ......................         923,776          513,128          155,530         701,055
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ......         (24,000)         (17,500)              --              --
                                               ------------     ------------     ------------    ------------
      NET EXPENSES ........................         899,776          495,628          155,530         701,055
                                               ------------     ------------     ------------    ------------

NET INVESTMENT INCOME .....................       2,044,580          194,305          886,964         178,500
                                               ------------     ------------     ------------    ------------
REALIZEDAND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ...............       1,234,403         (369,569)          36,651       2,205,161
      Foreign currency transactions .......              --               --               --         (56,520)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .........................       4,507,324        5,043,678           81,607       1,511,375
      Foreign currency translation ........              --               --               --        (120,768)
                                               ------------     ------------     ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES .................       5,741,727        4,674,109          118,258       3,539,248
                                               ------------     ------------     ------------    ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................    $  7,786,307     $  4,868,414     $  1,005,222    $  3,717,748
                                               ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==========================================================================================================================
                                                                     JAMESTOWN                         JAMESTOWN
                                                                   BALANCED FUND                      EQUITY FUND
                                                           -----------------------------     -----------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                               1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..............................    $  2,044,580     $  1,911,506     $    194,305     $    238,229
   Net realized gains (losses) from
      security transactions ...........................       1,234,403        9,533,601         (369,569)       3,855,317
   Net change in unrealized appreciation/
      depreciation on investments .....................       4,507,324       12,603,990        5,043,678       10,606,115
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from operations ............       7,786,307       24,049,097        4,868,414       14,699,661
                                                           ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................      (2,047,558)      (1,934,092)        (198,327)        (242,370)
   From net realized gains from security transactions .      (1,302,068)     (10,800,423)              --       (4,379,490)
                                                           ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders ....................................      (3,349,626)     (12,734,515)        (198,327)      (4,621,860)
                                                           ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................      13,392,101       17,601,307       11,342,221       10,499,561
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................       3,140,088       12,174,707          171,755        4,351,536
   Payments for shares redeemed .......................      (9,573,352)     (10,335,880)      (4,982,200)      (3,895,041)
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .........................       6,958,837       19,440,134        6,531,776       10,956,056
                                                           ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................      11,395,518       30,754,716       11,201,863       21,033,857

NET ASSETS
   Beginning of year ..................................     101,408,287       70,653,571       52,214,105       31,180,248
                                                           ------------     ------------     ------------     ------------
   End of year ........................................    $112,803,805     $101,408,287     $ 63,415,968     $ 52,214,105
                                                           ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...............................................         766,478        1,041,126          565,307          571,636
   Reinvested .........................................         178,274          735,126            8,737          236,191
   Redeemed ...........................................        (554,334)        (599,080)        (248,873)        (209,264)
                                                           ------------     ------------     ------------     ------------
   Net increase in shares outstanding .................         390,418        1,177,172          325,171          598,563
   Shares outstanding, beginning of year ..............       5,835,774        4,658,602        2,589,737        1,991,174
                                                           ------------     ------------     ------------     ------------
   Shares outstanding, end of year ....................       6,226,192        5,835,774        2,914,908        2,589,737
                                                           ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==============================================================================================================================
                                                                    JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                                       VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                                               -----------------------------     -----------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                 MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                   1999             1998             1999             1998
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $    886,964     $    673,872     $    178,500     $    (19,285)
   Net realized gains (losses) from:
      Security transactions ...............................          36,651           57,902        2,205,161          (60,926)
      Foreign currency transactions .......................              --               --          (56,520)         190,757
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................          81,607          399,917        1,511,375        8,970,013
      Foreign currency translation ........................              --               --         (120,768)         126,420
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from operations ................       1,005,222        1,131,691        3,717,748        9,206,979
                                                               ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (886,964)        (673,872)        (238,226)        (325,257)
   From net realized gains from security transactions .....         (11,065)              --               --               --
                                                               ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..........................        (898,029)        (673,872)        (238,226)        (325,257)
                                                               ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       8,922,497        8,481,218        9,046,185        4,706,633
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................         487,854          360,594          231,344          321,283
   Payments for shares redeemed ...........................      (2,104,477)      (2,284,029)      (1,280,438)        (657,411)
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .............................       7,305,874        6,557,783        7,997,091        4,370,505
                                                               ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................       7,413,067        7,015,602       11,476,613       13,252,227

NET ASSETS
   Beginning of year ......................................      18,212,728       11,197,126       42,542,644       29,290,417
                                                               ------------     ------------     ------------     ------------
   End of year ............................................    $ 25,625,795     $ 18,212,728     $ 54,019,257     $ 42,542,644
                                                               ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...................................................         871,702          843,460          673,952          418,420
   Reinvested .............................................          47,603           35,724           17,619           28,068
   Redeemed ...............................................        (206,362)        (225,366)        (102,274)         (60,156)
                                                               ------------     ------------     ------------     ------------
   Net increase in shares outstanding .....................         712,943          653,818          589,297          386,332
   Shares outstanding, beginning of year ..................       1,793,260        1,139,442        3,372,542        2,986,210
                                                               ------------     ------------     ------------     ------------
   Shares outstanding, end of year ........................       2,506,203        1,793,260        3,961,839        3,372,542
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   17.38      $   15.17      $   14.77      $   12.76      $   12.15
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.34           0.37           0.35           0.36           0.33
   Net realized and unrealized gains
      on investments ...............................         0.95           4.31           1.45           2.50           0.90
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.29           4.68           1.80           2.86           1.23
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.34)         (0.37)         (0.35)         (0.36)         (0.33)
   Distributions from net realized gains ...........        (0.21)         (2.10)         (1.05)         (0.49)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (2.47)         (1.40)         (0.85)         (0.62)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   18.12      $   17.38      $   15.17      $   14.77      $   12.76
                                                        =========      =========      =========      =========      =========

Total return .......................................        7.56%         32.42%         12.29%         22.79%         10.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $ 112,804      $ 101,408      $  70,654      $  61,576      $  52,062
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.88%          0.90%          0.91%          0.93%          0.99%

Ratio of net expenses to average net assets (a) ....        0.86%          0.87%          0.87%          0.88%          0.96%

Ratio of net investment income to average net assets        1.95%          2.21%          2.31%          2.52%          2.72%

Portfolio turnover rate ............................          69%            90%            58%            72%            95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   20.16      $   15.66      $   13.96      $   11.29      $   10.19
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.07           0.11           0.13           0.15           0.10
   Net realized and unrealized gains
      on investments ...............................         1.60           6.47           2.00           2.98           1.15
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.67           6.58           2.13           3.13           1.25
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.07)         (0.11)         (0.13)         (0.15)         (0.12)
   Distributions from net realized gains ...........           --          (1.97)         (0.30)         (0.31)         (0.03)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.07)         (2.08)         (0.43)         (0.46)         (0.15)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   21.76      $   20.16      $   15.66      $   13.96      $   11.29
                                                        =========      =========      =========      =========      =========

Total return .......................................        8.33%         43.74%         15.27%         28.00%         12.33%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  63,416      $  52,214      $  31,180      $  17,857      $   8,111
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.92%          0.93%          0.98%          1.14%          1.99%

Ratio of net expenses to average net assets ........        0.89%(a)       0.90%(a)       0.92%(a)       1.01%(a)       1.44%(b)

Ratio of net investment income to average net assets        0.35%          0.60%          0.85%          1.27%          1.18%

Portfolio turnover rate ............................          66%            59%            44%            54%            48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   10.16      $    9.83      $    9.85      $    9.68      $    9.61
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.43           0.44           0.45           0.45           0.44
   Net realized and unrealized gains (losses)
      on investments ...............................         0.07           0.33          (0.02)          0.17           0.07
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         0.50           0.77           0.43           0.62           0.51
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.43)         (0.44)         (0.45)         (0.45)         (0.44)
   Distributions from net realized gains ...........        (0.01)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.44)         (0.44)         (0.45)         (0.45)         (0.44)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   10.22      $   10.16      $    9.83      $    9.85      $    9.68
                                                        =========      =========      =========      =========      =========

Total return .......................................        4.92%          8.00%          4.39%          6.51%          5.47%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  25,626      $  18,213      $  11,197      $   8,779      $   7,712
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets (a) ....        0.73%          0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net assets        4.17%          4.40%          4.51%          4.57%          4.64%

Portfolio turnover rate ............................          31%            33%            24%            14%            97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                                 YEAR           YEAR         PERIOD
                                                                 ENDED          ENDED         ENDED
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                 1999           1998          1997(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $   12.61      $    9.81      $   10.00
                                                               ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ...........................         0.05          (0.01)         (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ...............         1.04           2.91          (0.14)
                                                               ---------      ---------      ---------
Total from investment operations ..........................         1.09           2.90          (0.15)
                                                               ---------      ---------      ---------

Less distributions:
   Dividends from net investment income ...................        (0.07)         (0.10)         (0.04)
                                                               ---------      ---------      ---------

Net asset value at end of period ..........................    $   13.63      $   12.61      $    9.81
                                                               =========      =========      =========

Total return ..............................................         8.67%         29.67%       (1.56)%(c)
                                                               =========      =========      =========

Net assets at end of period (000's) .......................    $  54,019      $  42,543      $  29,290
                                                               =========      =========      =========

Ratio of net expenses to average net assets (b) ...........        1.51%          1.56%          1.60%(c)

Ratio of net investment income (loss) to average net assets        0.38%        (0.05)%        (0.15)%(c)

Portfolio turnover rate ...................................          39%            47%            70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis-- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 1999:

---------------------------------------------------------------------------------------------------
                                      Jamestown        Jamestown       Jamestown        Jamestown
                                      Balanced          Equity         Tax Exempt     International
                                        Fund             Fund        Virginia Fund     Equity Fund
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..    $ 32,112,011     $ 21,868,458     $    704,888     $ 13,312,879
Gross unrealized depreciation ..      (1,314,528)      (1,018,725)         (41,079)      (1,830,518)
                                    ------------     ------------     ------------     ------------
Net unrealized appreciation ....    $ 30,797,483     $ 20,849,733     $    663,809     $ 11,482,361
                                    ============     ============     ============     ============

Federal income tax cost ........    $ 80,304,140     $ 42,065,376     $ 24,600,110     $ 40,485,195
                                    ============     ============     ============     ============
---------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, The Jamestown Equity Fund had capital loss carryforwards for federal income tax purposes of $368,885 which expire on March 31, 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

-------------------------------------------------------------------------------------------------
                                           Jamestown      Jamestown     Jamestown      Jamestown
                                           Balanced        Equity       Tax Exempt   International
                                             Fund           Fund      Virginia Fund   Equity Fund
-------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $78,675,464    $44,346,054    $13,068,282    $24,316,515
                                         ===========    ===========    ===========    ===========
Proceeds from sales and maturities
   of investment securities .........    $69,731,979    $34,909,266    $ 6,457,178    $17,425,753
                                         ===========    ===========    ===========    ===========
-------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .50% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, CFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, CFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next $25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $17,500 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 1999.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------
                                                                         Net Unrealized
  Settlement               To Receive          Initial         Market     Appreciation
     Date                 (To Deliver)          Value           Value    (Depreciation)
---------------------------------------------------------------------------------------
Contracts To Sell
   04/01/99                  1,440  AUD     $      (901)    $      (909)     $    (8)
   04/07/99                 36,597  NZD         (19,488)        (19,514)         (26)
   04/08/99                 78,824  NZD         (41,737)        (42,030)        (293)
   04/09/99                 81,117  NZD         (43,114)        (43,252)        (138)
   06/17/99            292,000,000  JPY      (2,498,781)     (2,492,507)       6,274
                                            -----------     -----------      -------
Total sell contracts                         (2,604,021)     (2,598,212)       5,809
                                            -----------     -----------      -------
Contracts To Buy
   04/01/99                 32,370  AUD          20,490          20,441          (49)
   04/06/99                 33,723  AUD          21,229          21,293           64
                                            -----------     -----------      -------
Total buy contracts                              41,719          41,734           15
                                            -----------     -----------      -------

Net contracts                               $(2,562,302)    $(2,556,478)     $ 5,824
                                            ===========     ===========      =======
---------------------------------------------------------------------------------------

AUD - Australian Dollar
JPY - Japanese Yen
NZD - New Zealand Dollar

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 68.8%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 1.4%
     20,000    Interpublic Group of Companies, Inc. ...........    $  1,557,500
                                                                   ------------
               COMMERCIAL BANKING -- 5.4%
     26,000    BankAmerica Corporation ........................       1,836,250
     32,000    Fannie Mae .....................................       2,216,000
     37,600    First Union Corporation ........................       2,009,250
                                                                   ------------
                                                                      6,061,500
                                                                   ------------
               COMMUNICATIONS -- 7.2%
     10,000    Ascend Communications, Inc.(a) .................         836,870
     56,000    Equifax, Inc. ..................................       1,925,000
     17,900    Lucent Technologies, Inc. ......................       1,928,725
     38,000    MCI WorldCom, Inc.(a) ..........................       3,365,375
                                                                   ------------
                                                                      8,055,970
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 11.6%
     25,500    Cisco Systems, Inc.(a) .........................       2,793,844
     46,400    Computer Sciences Corporation(a) ...............       2,560,700
     16,900    Intel Corporation ..............................       2,013,212
     22,000    Microsoft Corporation(a) .......................       1,971,750
     51,000    Oracle Corporation(a) ..........................       1,345,125
     35,000    Sundstrand Corporation .........................       2,432,500
                                                                   ------------
                                                                     13,117,131
                                                                   ------------
               CONSUMER PRODUCTS -- 10.3%
     25,000    Avon Products, Inc. ............................       1,176,562
     62,000    Crane Company ..................................       1,499,625
     22,000    General Electric Company .......................       2,433,750
     20,000    Gillette Company ...............................       1,188,750
     42,000    Kimberly-Clark Corporation .....................       2,013,375
     81,000    Sara Lee Corporation ...........................       2,004,750
     50,000    Sysco Corporation ..............................       1,315,625
                                                                   ------------
                                                                     11,632,437
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT-- 9.2%
     35,000    Abbott Laboratories ............................       1,638,437
     35,000    Becton, Dickinson and Company ..................       1,340,920
     24,000    Bristol-Myers Squibb Company ...................       1,543,500
     18,000    Lilly (Eli) & Company ..........................       1,527,750
     24,200    Merck and Company, Inc. ........................       1,940,538
     44,000    Schering-Plough Corporation ....................       2,433,750
                                                                   ------------
                                                                     10,424,895
                                                                   ------------
               ELECTRONICS -- 1.0%
     16,000    Hewlett-Packard Company ........................       1,085,000
                                                                   ------------
               FINANCIAL SERVICES -- 1.0%
     18,000    Citigroup, Inc. ................................       1,149,750
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 68.8% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

               FIRE SYSTEMS -- 2.5%
     40,000    Tyco International Ltd. ........................    $  2,870,000
                                                                   ------------
               FOOD SERVICES -- 1.7%
     41,000    H.J. Heinz Company .............................       1,942,375
                                                                   ------------
               HEALTH CARE CENTERS -- 2.6%
     44,000    McKesson HBOC, Inc. ............................       2,904,000
                                                                   ------------
               INSURANCE -- 4.6%
     25,500    American International Group, Inc. .............       3,075,938
     31,500    Jefferson-Pilot Corporation ....................       2,134,125
                                                                   ------------
                                                                      5,210,063
                                                                   ------------
               OIL AND GAS DRILLING -- 5.4%
     63,000    Coastal Corporation ............................       2,079,000
     54,000    Halliburton Company ............................       2,079,000
      9,000    Mobil Corporation ..............................         792,000
     18,400    Schlumberger, Ltd. .............................       1,107,450
                                                                   ------------
                                                                      6,057,450
                                                                   ------------
               RETAIL STORES -- 4.9%
     65,000    AutoZone, Inc.(a) ..............................       1,974,375
     15,000    Circuit City Stores, Inc. ......................       1,149,375
     36,000    Dayton Hudson Corporation ......................       2,398,500
                                                                   ------------
                                                                      5,522,250
                                                                   ------------

               TOTAL COMMON STOCKS (COST $46,685,568) .........    $ 77,590,321
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. TREASURY OBLIGATIONS -- 5.8%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BONDS -- 1.5%
$   900,000    6.625%, due 02/15/2027 .........................    $    992,106
    780,000    5.25%, due 02/15/2029 ..........................         737,342
                                                                   ------------
                                                                      1,729,448
                                                                   ------------
               U.S. TREASURY NOTES -- 3.7%
    875,000    7.75%, due 11/30/1999 ..........................         891,949
  2,040,000    6.50%, due 05/31/2001 ..........................       2,100,241
  1,115,000    7.00%, due 07/15/2006 ..........................       1,219,877
                                                                   ------------
                                                                      4,212,067
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.6%
    399,153    3.625%, due 07/15/2002 .........................         396,535
    212,086    3.375%, due 01/15/2007 .........................         204,133
                                                                   ------------
                                                                        600,668
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $6,645,282)   $  6,542,183
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 8.0%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$    36,627    Pool #G50153, 4.50%, due 05/01/1999 ............    $     36,125
    246,070    Pool #1490-PE, 5.75%, due 07/15/2006 ...........         246,223
    475,000    Pool #1471-G, 7.00%, due 03/15/2008 ............         489,098
    175,000    Pool #1655-HB, 6.50%, due 10/15/2008 ...........         178,444
                                                                   ------------
                                                                        949,890
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.8%
    382,836    Pool #73718, 7.23%, due 11/01/2003 .............         403,548
    345,320    Pool #375448, 6.66%, due 10/01/2004 ............         358,270
    216,197    Series #93-63-PE, 6.25%, due 06/25/2005 ........         216,332
    616,402    Pool #375296, 6.92%, due 08/01/2007 ............         650,305
    425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ........         430,045
    708,406    Pool #380190, 6.325%, due 04/01/2008 ...........         721,512
    730,564    Pool #380512, 6.15%, due 08/01/2008 ............         739,696
    145,625    Pool #70, 8.50%, due 01/01/2012 ................         153,083
    120,476    Series #88-29-B, 9.50%, due 12/25/2018 .........         128,683
    188,546    Series #90-35-E, 9.50%, due 04/25/2020 .........         202,568
    500,000    Series #98-M4-B, 6.424%, due 12/01/2023 ........         500,000
    543,164    Pool #252092, 6.00%, due 11/01/2028 ............         528,021
    137,900    Pool #448624, 6.50%, due 11/01/2028 ............         137,310
    421,364    Pool #448629, 6.50%, due 11/01/2028 ............         419,561
    345,744    Pool #448699, 6.00%, due 11/01/2028 ............         336,105
    911,793    Pool #448649, 6.50%, due 12/01/2028 ............         907,891
    866,953    Pool #453624, 6.00%, due 12/01/2028 ............         842,783
                                                                   ------------
                                                                      7,675,713
                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    382,981    Pool #343536, 7.50%, due 02/15/2023 ............         395,444
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $8,986,550)  $  9,021,047
                                                                   ------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 1.1%
$   480,103    Series #97-3-A1, 5.604%, adjustable rate,
                 due 04/25/2006 ...............................    $    478,041
    746,444    Series #98-1-A1, 5.212%, adjustable rate,
                 due 01/25/2007 ...............................         744,549
                                                                   ------------
                                                                      1,222,590
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 2.0%
               Advanta Mortgage Loan Trust #92-2-A2,
     27,710      7.03%, due 03/25/2011 ........................          27,641
               AFG Receivables Trust #95-A-A,
     36,323      6.15%, due 09/15/2000 ........................          36,323
               California Infrastructure Trust #97-1-A3,
    700,000      6.17%, due 03/25/2003 ........................         706,776
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
    275,202      8.45%, due 11/15/2010 ........................         284,560
               Green Tree Financial Corporation #98-A-A1C,
    356,263      6.18%, due 06/15/2019 ........................         358,366
               Nomura Asset Securties Corporation #96-MD5-A1A,
    601,559      7.07%, due 04/13/2036 ........................         621,862
               NationsCredit Grantor Trust #96-1-A,
    195,475      5.85%, due 09/15/2011 ........................         194,068
                                                                   ------------
                                                                      2,229,596
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (COST $3,447,782)     $  3,452,186
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8%                                VALUE
--------------------------------------------------------------------------------
               Associates Corporation, N.A.,
$   675,000      5.85%, due 01/15/2001 ........................    $    678,301
               Beneficial Corporation Medium Term Notes,
    230,000      6.35%, due 12/03/2001 ........................         232,689
               Caterpillar Financial, Inc. Medium Term Notes,
    450,000      6.80%, due 06/15/1999 ........................         451,444
               Chrysler Financial Corporation,
  1,000,000      5.90%, due 01/26/2001 ........................       1,008,010
               Coca-Cola Enterprises,
    385,000      5.75%, due 11/01/2008 ........................         372,784
               Duke Realty L.P. Medium Term Notes,
    390,000      6.75%, due 05/30/08 ..........................         385,515
               Enron Corporation,
    750,000      6.45%, due 11/15/2001 ........................         758,017
               Equity Residential Properties Trust,
    875,000      6.65%, due 11/15/2003 ........................         876,356
               Finova Capital Corporation,
  1,000,000      6.25%, due 08/15/2000 ........................       1,007,140
               Ford Motor Credit Company Medium Term Notes,
    225,000      7.55%, due 07/19/1999 ........................         226,568
    475,000      7.20%, due 06/15/2007 ........................         501,814
               General Motors Acceptance Corporation Medium Term Notes,
    525,000      6.65%, due 05/24/2000 ........................         531,652
               International Lease Finance Corporation,
    265,000      6.375%, due 08/01/2002 .......................         269,078

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               International Lease Finance Corporation Medium Term Notes,
$   425,000      6.42%, due 09/11/2000 ........................    $    429,526
    425,000      6.55%, due 09/15/2000 ........................         430,295
               International Paper Company,
    735,000      8.68%, due 09/14/2001 ........................         778,924
               KeyCorp Medium Term Notes,
    675,000      6.75%, due 05/29/2001 ........................         689,155
               Manitoba (Province of) Medium Term Notes,
    205,000      5.50%, due 10/01/2008 ........................         198,352
               May Department Stores,
    510,000      5.95%, due 11/01/2008 ........................         503,212
               Merrill Lynch & Company Medium Term Notes,
    265,000      7.26%, due 03/25/2002 ........................         262,350
               National City Corporation,
    575,000      7.20%, due 05/15/2005 ........................         595,660
               Norwest Financial, Inc.,
    140,000      6.05%, due 11/19/1999 ........................         140,676
    400,000      5.375%, due 09/30/2003 .......................         391,860
               Pacific Bell,
    185,000      6.625%, due 11/01/2009 .......................         191,997
               Pacific Bell Medium Term Notes,
    400,000      6.875%, due 08/15/2006 .......................         419,364
               Prologis Trust,
    225,000      7.00%, due 10/01/2003 ........................         225,356
               Sears Roebuck Acceptance Corporation,
    400,000      6.99%, due 09/30/2002 ........................         412,908
               Suntrust Banks,
    310,000      6.125%, due 02/15/2004 .......................         309,547
               TRW, Inc.,
    245,000      6.25%, due 01/15/2010 ........................         232,287
               Union Camp Corporation,
    425,000      6.50%, due 11/15/2007 ........................         425,523
               U.S. WEST Capital Funding, Inc. Medium Term Notes,
    550,000      6.375%, due 07/15/2008 .......................         559,526
                                                                   ------------

               TOTAL CORPORATE BONDS (COST $14,459,095) .......    $ 14,495,886
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $80,224,277) -- 98.5% ..................    $111,101,623
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.6%                        VALUE
--------------------------------------------------------------------------------
               Firstar Bank, 3.75%, dated 03/31/1999, due
$ 1,868,000      04/01/1999, repurchase proceeds $1,868,195
                 (Cost $1,868,000) ............................    $  1,868,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.1% ................    $112,969,623

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%         (165,818)
                                                                   ------------

               NET ASSETS -- 100.0%                                $112,803,805
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,935,077.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 99.2%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 2.0%
     16,000    Interpublic Group of Companies, Inc. ...........    $  1,246,000
                                                                   ------------
               COMMERCIAL BANKING -- 7.9%
     21,000    BankAmerica Corporation ........................       1,483,125
     27,000    Fannie Mae .....................................       1,869,750
     30,600    First Union Corporation ........................       1,635,188
                                                                   ------------
                                                                      4,988,063
                                                                   ------------
               COMMUNICATIONS -- 10.6%
     13,000    Ascend Communications, Inc. (a) ................       1,087,937
     49,000    Equifax, Inc. ..................................       1,684,375
     12,000    Lucent Technologies, Inc. ......................       1,293,000
     30,000    MCI WorldCom, Inc.(a) ..........................       2,656,875
                                                                   ------------
                                                                      6,722,187
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 17.0%
     20,250    Cisco Systems, Inc.(a) .........................       2,218,641
     39,500    Computer Sciences Corporation(a) ...............       2,179,906
     15,000    Intel Corporation ..............................       1,786,875
     19,000    Microsoft Corporation(a) .......................       1,702,875
     45,000    Oracle Corporation(a) ..........................       1,186,875
     24,000    Sunstrand Corporation ..........................       1,668,000
                                                                   ------------
                                                                     10,743,172
                                                                   ------------
               CONSUMER PRODUCTS -- 15.8%
     21,000    Avon Products, Inc. ............................         988,312
     69,000    Crane Company ..................................       1,668,937
     17,000    General Electric Company .......................       1,880,625
     15,000    Gillette Company ...............................         891,562
     37,000    Kimberly-Clark Corporation .....................       1,773,687
     70,000    Sara Lee Corporation ...........................       1,732,500
     42,000    Sysco Corporation ..............................       1,105,125
                                                                   ------------
                                                                     10,040,748
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT -- 12.2%
     15,000    Abbott Laboratories ............................         702,187
     28,000    Becton, Dickinson and Company ..................       1,072,750
     20,000    Bristol-Myers Squibb Company ...................       1,286,250
     15,000    Lilly (Eli) & Company ..........................       1,273,125
     22,000    Merck and Company, Inc. ........................       1,764,125
     29,000    Schering-Plough Corporation ....................       1,604,063
                                                                   ------------
                                                                      7,702,500
                                                                   ------------
               ELECTRONICS -- 1.6%
     15,000    Hewlett-Packard Company ........................       1,017,188
                                                                   ------------
               FINANCIAL SERVICES -- 1.6%
     15,500    Citigroup, Inc. ................................         990,063
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 99.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               FIRE SYSTEMS -- 3.8%
     34,000    Tyco International Ltd. ........................    $  2,439,500
                                                                   ------------
               FOOD SERVICES -- 2.5%
     34,000    H.J. Heinz Company .............................       1,610,750
                                                                   ------------
               HEALTH CARE CENTERS -- 3.7%
     36,000    McKesson HBOC, Inc. ............................       2,376,000
                                                                   ------------
               INSURANCE -- 6.7%
     20,550    American International Group, Inc. .............       2,478,844
     26,500    Jefferson-Pilot Corporation ....................       1,795,375
                                                                   ------------
                                                                      4,274,219
                                                                   ------------
               OIL AND GAS DRILLING -- 7.8%
     53,000    Coastal Corporation ............................       1,749,000
     44,000    Halliburton Company ............................       1,694,000
      7,000    Mobil Corporation ..............................         616,000
     14,500    Schlumberger Ltd. ..............................         872,719
                                                                   ------------
                                                                      4,931,719
                                                                   ------------
               RETAIL STORES -- 6.0%
     56,000    AutoZone, Inc.(a) ..............................       1,701,000
     32,000    Dayton Hudson Corporation ......................       2,132,000
                                                                   ------------
                                                                      3,833,000
                                                                   ------------

               TOTAL COMMON STOCKS (COST $42,050,206) .........    $ 62,915,109
                                                                   ------------

================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.1%                        VALUE
--------------------------------------------------------------------------------
$   679,000    Firstar Bank, 3.75%, dated 03/31/1999,
                 due 04/01/1999, repurchase proceeds
                 $679,071 (Cost $679,000) .....................    $    679,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.3% ................    $ 63,594,109

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%         (178,141)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 63,415,968
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $703,390.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8%                          VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, Industrial
                 Dev. Authority, Revenue,
$   900,000      3.00%, adjustable rate, due 07/01/2022 .......    $    900,000
               Arlington Co., Virginia, GO,
    300,000      5.60%, due 08/01/2006 ........................         327,030
  1,000,000      5.00%, due 10/01/2013 ........................       1,030,010
               Brunswick Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    300,000      5.45%, due 07/01/2006 ........................         324,183
               Chesterfield Co., Virginia, GO,
    350,000      6.25%, due 07/15/2005 ........................         376,068
    750,000      4.00%, due 01/01/2006 ........................         751,283
               Fairfax Co., Virginia, GO,
    350,000      5.60%, due 05/01/2003 ........................         357,196
    600,000      5.00%, due 06/01/2014 ........................         610,560
               Fairfax Co., Virginia, Park Authority, Revenue,
    300,000      6.25%, due 07/15/2005 ........................         326,064
               Fairfax Co., Virginia, Sewer, Revenue,
    350,000      5.625%, due 07/15/2008 .......................         383,863
               Hanover Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    225,000      6.25%, due 10/01/2011 ........................         241,229
               Henrico Co., Virginia, GO,
    500,000      4.70%, due 01/15/2002 ........................         514,820
               Henrico Co., Virginia, Water and Sewer, Revenue,
    500,000      4.625%, due 05/01/2017 .......................         475,830
               James City Co., Virginia, GO,
    500,000      5.25%, due 12/15/2015 ........................         513,315
               Loudoun Co., Virginia, GO,
    300,000      5.50%, due 06/01/2009 ........................         324,855
               Lynchburg, Virginia, GO,
    500,000      5.30%, due 05/01/2014 ........................         520,000
               Medical College of Virginia Hospitals
                 Authority, Revenue,
    700,000      5.00%, due 07/01/2013 ........................         703,535
               Newport News, Virginia, GO,
    400,000      5.40%, due 07/01/2002 ........................         405,240
    400,000      5.15%, due 01/01/2010 ........................         414,728
               Norfolk, Virginia, GO,
    300,000      5.75%, due 06/01/2011 ........................         321,756
    500,000      5.00%, due 07/01/2014 ........................         506,365
               Petersburg, Virginia, GO,
    500,000      5.125%, due 01/15/2013 .......................         515,295
               Peumansend Creek, Virginia, Regional
                 Jail Authority, Revenue,
    300,000      5.75%, due 06/01/2017 ........................         320,454
               Pittsylvania Co., Virginia, GO,
    300,000      5.65%, due 07/01/2006 ........................         328,833
               Portsmouth, Virginia, GO,
    800,000      5.00%, due 08/01/2017 ........................         797,096
               Prince William Co., Virginia, GO,
    400,000      4.90%, due 08/01/2005 ........................         420,172
               Prince William Co., Virginia, Park Authority, Revenue,
    250,000      6.10%, due 10/15/2004 ........................         273,330

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Prince William Co., Virginia, Service Auth.
                 Water & Sewer, Revenue,
$   500,000      5.00%, due 07/01/2003 ........................    $    523,315
               Richmond, Virginia, GO,
    400,000      6.25%, due 01/15/2018 ........................         423,872
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
    500,000      6.05%, due 07/15/2005 ........................         541,815
               Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
    500,000      5.00%, due 03/01/2018 ........................         493,360
               Riverside, Virginia, Regional Jail Authority, Revenue,
    300,000      5.30%, due 07/01/2002 ........................         314,553
               Roanoke, Virginia, GO,
    700,000      5.00%, due 08/01/2012 ........................         717,269
    300,000      6.40%, due 08/01/2012 ........................         326,331
               Spotsylvania Co., Virginia, GO,
    400,000      5.75%, due 07/15/2011 ........................         430,944
               Suffolk, Virginia, GO,
    350,000      5.80%, due 06/01/2011 ........................         381,052
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000      5.00% due 07/01/2015 .........................         703,549
               Virginia Beach, Virginia, GO,
    325,000      6.20%, due 09/01/2013 ........................         365,593
               Virginia College Building Authority,
                 Educational Facilities, Revenue,
    885,000      3.05%, floating rate, due 11/01/2026 .........         885,000
               Virginia Commonwealth University, Revenue,
    250,000      5.75%, due 05/01/2006 ........................         274,162
               Virginia Polytechnic Institute and
                 State University, Revenue,
    625,000      5.45%, due 06/01/2013 ........................         659,256
               Virginia State, GO,
    500,000      5.25%, due 07/01/2011 ........................         526,595
    500,000      5.375%, due 06/01/2015 .......................         519,990
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
    150,000      5.60%, due 01/01/2002 ........................         154,415
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
    150,000      6.60%, due 11/01/2012 ........................         163,401
    150,000      6.30%, due 11/01/2015 ........................         161,268
               Virginia State Public Building Authority, Revenue,
    500,000      6.00%, due 08/01/2003 ........................         529,810
               Virginia State Public School Authority, Revenue,
    750,000      5.25%, due 08/01/2009 ........................         804,368
               Virginia State Resource Authority,
                 Solid Waste Disposal System, Revenue,
    500,000      5.50%, due 04/01/2015 ........................         519,995
               Virginia State Transportation Board, Revenue,
    350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004          389,847
               Winchester, Virginia, Industrial Dev.
                 Authority, Educational Facilities, Revenue,
    500,000      5.00% due 10/01/2018 .........................         493,870
               York Co., Virginia, Certificates of
                 Participation, Revenue,
    250,000      6.625%, due 03/01/2012 .......................         261,542
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (COST $23,884,473) .....    $ 24,548,282
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS -- 2.8%                                   VALUE
--------------------------------------------------------------------------------
    715,637    Firstar Tax-Free Fund (Cost $715,637) ..........    $    715,637
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $24,600,110) -- 98.6% ..................    $ 25,263,919

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% ..         361,876
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 25,625,795
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 96.2%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.2%
     85,700    Australia and New Zealand Banking Group Ltd. ...    $    619,669
    126,126    Coca-Cola Amatil Ltd. ..........................         544,796
                                                                   ------------
                                                                      1,164,465
                                                                   ------------
               BELGIUM -- 1.4%
     11,380    Kredietbank NV .................................         758,651
                                                                   ------------
               CANADA -- 2.5%
     18,100    BCE, Inc. ......................................         798,635
     11,200    The Seagram Company Ltd. .......................         560,814
                                                                   ------------
                                                                      1,359,449
                                                                   ------------
               FRANCE -- 8.8%
      4,314    Groupe Danone ..................................       1,085,639
      8,970    Suez Lyonnaise des Eaux ........................       1,659,840
     11,129    Valeo SA .......................................         871,078
      4,685    Vivendi ........................................       1,152,701
                                                                   ------------
                                                                      4,769,258
                                                                   ------------
               GERMANY -- 5.1%
      7,721    DaimlerChrysler AG .............................         671,849
     17,517    Hoechst AG .....................................         759,291
     10,500    Mannesmann AG ..................................       1,341,025
                                                                   ------------
                                                                      2,772,165
                                                                   ------------
               GREECE -- 0.4%
      8,840    Hellenic Telecommunications Organization SA (OTE)        214,366
                                                                   ------------
               HONG KONG -- 1.8%
     72,000    Cheung Kong (Holdings) Ltd. ....................         548,157
     57,000    Hutchison Whampoa Ltd. .........................         448,668
                                                                   ------------
                                                                        996,825
                                                                   ------------
               INDIA -- 0.3%
      4,220    Richter Gedeon Rt. - GDR .......................         136,871
                                                                   ------------
               ITALY -- 9.9%
    330,623    Banca Nazionale del Lavoro (BNL)(a) ............       1,156,488
      9,100    Banca Popolare di Bergamo Credito Varesino SpA .         230,872
    167,922    Credito Italiano SpA ...........................         906,443
    116,200    Mediaset SpA ...................................       1,092,665
    186,202    Telecom Italia SpA .............................       1,978,073
                                                                   ------------
                                                                      5,364,541
                                                                   ------------
               JAPAN -- 18.3%
     24,000    Canon, Inc. ....................................         593,768
     25,000    Denso Corporation ..............................         490,796
        500    Isetan Company .................................           4,771
     11,000    Ito-Yokado Company Ltd. ........................         707,760
     26,000    Kao Corporation ................................         574,094
     33,000    Matsushita Electric Industrial Company Ltd. ....         643,671

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               JAPAN -- 18.3% (CONTINUED)
     13,000    Murata Manufacturing Company Ltd. ..............    $    691,548
     35,000    Nikko Securities Co., Ltd. .....................         162,543
        103    Nippon Telegraph and Telephone Corporation .....       1,008,866
     27,000    Nomura Securities Company Ltd. .................         282,699
         36    NTT Mobile Communication Network, Inc. .........       1,778,266
      7,000    Rohm Company ...................................         836,359
    167,000    Sakura Bank, Ltd. ..............................         506,232
        660    Shohkoh Fund & Co., Ltd. .......................         334,375
     18,000    Takeda Chemical Industries .....................         697,627
      3,700    Takefugi Corporation ...........................         284,303
     42,000    Toshiba Corporation ............................         286,904
                                                                   ------------
                                                                      9,884,582
                                                                   ------------
               NETHERLANDS -- 9.2%
     13,500    Gucci Group NV - ADR ...........................       1,086,750
     27,014    KPN NV .........................................       1,074,705
      5,058    Laurus NV ......................................         122,852
     13,310    Royal Dutch Petroleum Company ..................         707,697
     22,128    Vendex International NV ........................         533,928
     36,406    VNU NV .........................................       1,418,871
                                                                   ------------
                                                                      4,944,803
                                                                   ------------
               NEW ZEALAND -- 1.7%
    192,383    Telecom Corporation of New Zealand Ltd. ........         935,692
                                                                   ------------
               PHILIPPINES -- 0.4%
    540,000    Filinvest Land, Inc.(a) ........................          44,594
     24,192    Metropolitan Bank & Trust Company(a) ...........         191,975
                                                                   ------------
                                                                        236,569
                                                                   ------------
               PORTUGAL -- 1.6%
     18,904    Portugal Telecom SA ............................         846,759
                                                                   ------------
               SINGAPORE -- 0.2%
     12,000    Development Bank of Singapore Ltd. .............          90,946
                                                                   ------------
               SPAIN -- 3.8%
     55,549    Argentaria SA ..................................       1,334,948
     16,826    Telefonica de Espana ...........................         713,716
                                                                   ------------
                                                                      2,048,664
                                                                   ------------
               SWEDEN -- 2.4%
     15,760    Hennes and Mauritz AB - Class B ................       1,188,277
      7,710    Skandinaviska Enskilda Banken - Class A ........          94,230
                                                                   ------------
                                                                      1,282,507
                                                                   ------------
               SWITZERLAND -- 4.7%
        581    Novartis AG ....................................         942,491
         89    Roche Holding AG - Genusschein .................       1,085,366
        796    Schweizerische Lebensversicherungs
                  -und Rentenanstalt ..........................         507,147
                                                                   ------------
                                                                      2,535,004
                                                                   ------------
30

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM -- 21.5%
     36,943    Allied Zurich PLC ..............................    $    498,261
    318,671    ASDA Group PLC .................................         781,934
    202,380    British Aerospace PLC ..........................       1,351,730
     89,143    British American Tobacco PLC ...................         741,819
     86,375    British Sky Broadcasting Group PLC .............         745,281
     94,155    Diageo PLC .....................................       1,063,201
     47,580    Glaxo Wellcome PLC .............................       1,592,238
     50,079    Imperial Chemical Industries PLC ...............         447,059
     41,592    Railtrack Group PLC ............................         952,073
     66,944    Reed International PLC .........................         609,502
    168,537    Somerfield PLC .................................         863,820
    105,931    Vodafone Group PLC .............................       1,978,521
                                                                   ------------
                                                                     11,625,439
                                                                   ------------

               TOTAL COMMON STOCKS (COST $40,485,195) .........    $ 51,967,556

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.8%          2,051,701
                                                                   ------------

               NET ASSETS -- 100.0%                                $ 54,019,257
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 August 1, 1999

                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVE AND POLICIES............................................  2
DESCRIPTION OF BOND RATINGS.................................................. 10
INVESTMENT LIMITATIONS....................................................... 13
TRUSTEES AND OFFICERS........................................................ 15
INVESTMENT ADVISOR........................................................... 19
SUB-ADVISOR.................................................................. 20
ADMINISTRATOR................................................................ 21
OTHER SERVICES............................................................... 22
BROKERAGE.................................................................... 22
SPECIAL SHAREHOLDER SERVICES................................................. 23
PURCHASE OF SHARES........................................................... 25
REDEMPTION OF SHARES......................................................... 26
NET ASSET VALUE DETERMINATION................................................ 26
ALLOCATION OF TRUST EXPENSES................................................. 27
ADDITIONAL TAX INFORMATION................................................... 27
CAPITAL SHARES AND VOTING.................................................... 29
CALCULATION OF PERFORMANCE DATA.............................................. 30
FINANCIAL STATEMENTS AND REPORTS............................................. 32

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown International Equity Fund (the "Fund") dated August 1, 1999. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts (ADRs). Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.


DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objective, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

The Fund is a series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1999:

Name, Position,                                  Principal Occupation                              Compensation
Age  and Address                                 During Past 5 Years                               From the Trust
------------------                               -------------------                               --------------
Austin Brockenbrough III (age 62)                President and Managing                            None
Trustee**                                        Director of Lowe, Brockenbrough
President                                        & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 45)                           Principal of                                      None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504


Charles M. Caravati, Jr. (age 62)                Physician                                         $13,500
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 59)                           Julian Price Professor Emeritus of                $13,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Indemnity
                                                 Insurance Co.; Trustee of Albemarle
                                                 Investment Trust (registered
                                                 investment company)


                                      -14-

Richard Mitchell (age 50)                        Principal of                                      None
Trustee**                                        T. Leavell &  Associates, Inc.,
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602


Richard L. Morrill (age 60)                      President of                                      $13,500
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Tredegar
                                                 Industries, Inc. (plastics manufacturer)

Harris V. Morrissette (age 39)                   President of                                      $13,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          Chairman of Azalea Aviation, Inc.
                                                 (airplane fueling); Director of
                                                 South Alabama Bank and
                                                 South Alabama Bancorporation

Erwin H. Will, Jr. (age 66)                      Chief Investment Officer of                       $13,500
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 63)                      Senior Vice President and                         $15,000
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetia Fund, Inc. (closed-end
                                                 investment company)


John P. Ackerly IV (age 36)                      Portfolio Manager of                              none
Vice President                                   Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia.
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Joseph L. Antrim III (age 54)                    Executive Vice President of                       none
President                                        Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219


Robert L. Bennett (age 57)                       First Vice President and Chief                    none
Treasurer, all Funds of the Trust                Operating Officer of Countrywide
312 Walnut Street, 21st Floor                    Fund Services, Inc., (registered transfer
Cincinnati, Ohio 45202                           agent and administrator to the Trust)
                                                 and of CW Fund Distributors, Inc.
                                                 (registered broker-dealer),
                                                 Cincinnati, Ohio


                                      -15-

Charles M. Caravati III (age 33)                 Assistant Portfolio Manager of                    none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 57)                         Principal of                                      none
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 46)                       Principal of                                      none
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


Tina D. Hosking (age 30)                         Assistant Vice President and Associate            none
Secretary, all Funds of the Trust                General Counsel of Countrywide Fund
312 Walnut Street, 21st Floor                    Services, Inc. (registered transfer agent
Cincinnati, Ohio 45202                           and administrator of the Trust) and
                                                 CW Fund Distributors, Inc.,
                                                 Cincinnati, Ohio


Lee Keiger III (age 44)                          First Vice President and Chief Financial          none
Vice President                                   Officer of Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter III (age 58)                   Principal of                                      none
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Henry C. Spalding, Jr. (age 61)                  Executive Vice President of                       none
President                                        Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Ernest H. Stephenson, Jr. (age 54)               Vice President of                                 none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

                                      -16-

Connie R. Taylor (age 48)                        Administrator of                                  none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 40)                           Portfolio Manager of                              none
Vice President                                   Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 53)                     President and Chief Executive                     none
Vice President                                   Officer of  Davenport & Company LLC,
The Davenport Equity Fund                        Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-------------------------
**Indicates that Trustee is an Interested Person for purposes of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.


PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 12, 1999, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. On the same date, Oechsle International Advisors, L.P. Profit Sharing Trust, One International Place, Boston, Massachusetts 02110, owned of record 4.3% of the then-outstanding shares of the Fund and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104 owned of record 8.7% of the then-outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Advisor") performs management, statistical, portfolio advisor selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the Advisory Agreement"). The Advisory Agreement is effective until February 28, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid the Advisor advisory fees of $464,912, $355,460 and $211,861 (which was net of voluntary fee waivers of $29,007), respectively.


The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.




The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions. The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, L.P. (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Advisor and the Trust. The Sub-Advisory Agreement is effective until February 28, 2000 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own approximately an 89% interest in Oechsle Group, LLC:
Walter Oechsle, S. Dewey Keesler,  Jr., L. Sean Roche, Stephen P. Langer, Steven
H. Schaefer, Warren Walker and Andrew S. Parlin. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, Walker and Parlin. Fleet Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.


Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Advisor. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 1999, 1998 and 1997 was $232,456, $177,730 and $105,930, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients.

For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.25% of the average value of its daily net assets up to $25,000,000, 0.225% of such assets from $25,000,000 to $50,000,000 and 0.20% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1999, 1998 and 1997, the Administrator received from the Fund fees of $110,789, $86,293 and $59,209, respectively.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to prepare the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Advisor) directs the execution of the Fund's portfolio transactions. The Sub-Advisor may effect Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1999, 1998 and 1997, the total amount of brokerage commissions paid by the Fund was $95,588, $100,229 and $203,458, respectively.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor, the Sub-Advisor and certain parties related thereto, including clients of the Advisor and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.


If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. There is currently no charge by the Administrator for redemptions, including wire redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.



Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1999 and for the period since inception (April 16, 1996) to March 31, 1999 are 8.67% and 11.72%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1999, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 1999

                               INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

LETTER TO SHAREHOLDERS                                              MAY 18, 1999
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Jamestown Funds for the year ended March 31, 1999.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 1999, The Jamestown Balanced Fund produced a total return of 7.6% compared to the Lipper Balanced Index of 8.4%. The equity market had very narrow leadership during this period, with the technology sector leading the way by a wide margin. That sector alone was up 62.7%, followed by the communication services sector up 34.6%, and the health care sector up 28.5%. The other nine equity sectors failed to keep pace with the 18.5% return of the Standard & Poor's 500 Index, and four of these sectors actually produced negative returns. The basic industry sector, which includes metal and chemical companies, as well as paper and forest product companies, had the poorest showing with a return of -14.1%.

The Jamestown Balanced Fund returned 16.9% on an annualized basis for the three years ended March 31, 1999, comparing favorably to the 15.9% return for the Lipper Balanced Index. For the five-year period, the Fund generated a return of 16.8% versus 15.0% for the comparable Lipper Balanced Index.

Your Fund grew in size to over $112 million in total net assets with 294 shareholders as of March 31, 1999.

THE JAMESTOWN EQUITY FUND

For the year ended March 31, 1999, The Jamestown Equity Fund had a total return of 8.3%, failing to keep up with the 17.5% return for the Lipper Growth Index and the 18.5% return for the Standard & Poor's 500 Index. Fueled by the technology sector in general, and by many of the Internet stocks in particular, the Lipper Growth Index was difficult for us to match, as we believe a large number of the Internet stocks are selling at hyper-inflated valuations. Our risk-averse style has kept us from owning those equities.

The Jamestown Equity Fund returned 21.5% on an annualized basis for the three years ended March 31, 1999, versus 23.9% for the Lipper Growth Index. For the five-year period, your Fund has returned 20.9% as compared to 21.8% for the Index.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1999, the Jamestown Tax Exempt Virginia Fund had a total return of 4.9% compared to 5.2% for the Lipper Intermediate Municipal Fund Index and 6.2% for the Lehman Municipal Bond Index. Yields and prices on municipal bonds have been extraordinarily stable by historical standards. Over the past twelve months, Treasury yield volatility has been roughly three times as great as municipal yield volatility, with a range of 110 basis points on the 30-year Treasury versus a difference of 31 basis points on the Municipal Revenue Bond Index.

Some key characteristics of The Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .........     7.6 years
        Average Effective Duration .........     5.9 years
        Average Weighted Coupon ............     5.1%
        SEC Yield ..........................     3.9%
        Average Credit Quality .............     AA+

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 1999, The Jamestown International Equity Fund had a total return of 8.7%. This return compares favorably with the 6.0% return generated by the Morgan Stanley EAFE Index and the -0.6% return generated by the Lipper International Index. The period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia.

Throughout the year, the Fund benefited from its heavy weighting in European markets and its low weighting in Asian Pacific markets. European markets benefited from the convergence of interest rates in preparation for the launch of the Euro and the massive corporate restructuring programs that supported stronger earnings growth. Beginning with the devaluation of the Thailand currency last summer, most Asian Pacific equity markets fell 50% or more in the second half of 1998.

The global crisis that was born out of the economic and financial turmoil in Southeast Asia appears to have eased significantly. The Federal Reserve played a leading role by cutting interest rates in the United States three times last fall. Oechsle International Advisors used the turmoil to reduce their holdings in Continental Europe and to reallocate money into the United Kingdom and Japan. The regional allocations of the portfolio as of March 31, 1999 are shown in the chart below:

                                           The Jamestown
                                           International      Morgan Stanley
                                            Equity Fund         EAFE Index
                                            -----------         ----------

     Continental Europe ....................    45.3%              48.7%
     United Kingdom ........................    21.5%              22.3%
     Japan .................................    18.3%              23.1%
     Pacific Basin, ex Japan ...............     5.9%               5.9%
     Emerging Markets ......................     2.7%               0.0%
     Cash/North America ....................     6.3%               0.0%
                                               ------             ------
                                               100.0%             100.0%

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Austin Brockenbrough, III

                                        Austin Brockenbrough, III
                                        President
                                        Jamestown Tax Exempt Virginia Fund
                                        Jamestown International Equity Fund

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Balanced Fund                                 $30,623
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.56%     16.77%         12.17%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Equity Fund                                   $26,560
Standard & Poor's 500 Index                                 $34,375
Consumer Price Index                                        $11,598
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.33%     20.88%         16.68%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/99
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,060
Lipper Intermediate Municipal Fund Index                    $12,653
Lehman Municipal Bond Index                                 $13,993
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.92%     5.85%          4.90%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/99
                                                             ------
The Jamestown International Equity Fund                     $13,878
Morgan Stanley EAFE Index                                   $12,402
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                            8.67%          11.72%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
======================================================================================================================
                                                                                           JAMESTOWN       JAMESTOWN
                                                         JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                          BALANCED          EQUITY          VIRGINIA         EQUITY
                                                            FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................    $ 80,224,277     $ 42,050,206     $ 24,600,110    $ 40,485,195
                                                        ============     ============     ============    ============
      At value (Note 1) ............................    $111,101,623     $ 62,915,109     $ 25,263,919    $ 51,967,556
   Investments in repurchase agreements (Note 1) ...       1,868,000          679,000               --              --
   Cash ............................................             218              438               --       1,837,687
   Cash denominated in foreign currency ............              --               --               --           4,985
   Dividends receivable ............................          72,234           60,380               --         199,689
   Interest receivable .............................         450,221               71          320,333           4,341
   Receivable for securities sold ..................              --          347,139               --         104,814
   Receivable for capital shares sold ..............              --            5,837          100,264          11,979
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) .........              --               --               --           5,824
   Other assets ....................................          15,286           24,067              891          13,704
                                                        ------------     ------------     ------------    ------------
      TOTAL ASSETS .................................     113,507,582       64,032,041       25,685,407      54,150,579
                                                        ------------     ------------     ------------    ------------
LIABILITIES
   Dividends payable ...............................          42,499            5,737           39,003              --
   Distributions payable ...........................          79,100               --               --              --
   Payable for securities purchased ................         317,954          526,001               --          41,737
   Payable for capital shares redeemed .............         165,732           30,916            1,219              --
   Accrued investment advisory fees (Note 3) .......          62,999           35,501            8,423          44,922
   Accrued administration fees (Note 3) ............          15,850            9,600            3,100          10,350
   Other accrued expenses and liabilities ..........          19,643            8,318            7,867          34,313
                                                        ------------     ------------     ------------    ------------
      TOTAL LIABILITIES ............................         703,777          616,073           59,612         131,322
                                                        ------------     ------------     ------------    ------------

NET ASSETS .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Net assets consist of:
   Paid-in capital .................................    $ 82,006,322     $ 42,935,120     $ 24,935,618    $ 41,845,573
   Accumulated net realized gains (losses) from
      security and foreign currency transactions ...         (79,863)        (384,055)          26,368         686,231
   Net unrealized appreciation on investments ......      30,877,346       20,864,903          663,809      11,482,361
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies .              --               --               --           5,092
                                                        ------------     ------------     ------------    ------------
Net assets .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       6,226,192        2,914,908        2,506,203       3,961,839
                                                        ============     ============     ============    ============

Net asset value, offering price and
   redemption price per share (Note 1) .............    $      18.12     $      21.76     $      10.22    $      13.63
                                                        ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
=============================================================================================================
                                                                                  JAMESTOWN       JAMESTOWN
                                                JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                 BALANCED          EQUITY          VIRGINIA         EQUITY
                                                   FUND             FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ..............................    $    739,421     $    562,424     $         --    $    882,162
   Foreign withholding taxes on dividends .              --               --               --         (91,794)
   Interest ...............................       2,204,935          127,509        1,042,494          89,187
                                               ------------     ------------     ------------    ------------
      TOTAL INVESTMENT INCOME .............       2,944,356          689,933        1,042,494         879,555
                                               ------------     ------------     ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ......         680,064          361,874           85,055         464,912
   Administration fees (Note 3) ...........         175,782          102,461           31,931         110,789
   Custodian fees .........................          14,825            8,047            3,795          72,618
   Professional fees ......................          13,185            8,045            8,045          11,775
   Trustees' fees and expenses ............           8,220            8,220            8,220           8,220
   Pricing costs ..........................           9,712            1,015            6,782           8,559
   Registration fees ......................           7,626            6,122            2,202           7,518
   Postage and supplies ...................           3,939            3,903            2,441           5,880
   Printing of shareholder reports ........           4,072            4,264            2,043           3,577
   Insurance expense ......................           3,268            2,490            1,401           1,868
   Other expenses .........................           3,083            6,687            3,615           5,339
                                               ------------     ------------     ------------    ------------
      TOTAL EXPENSES ......................         923,776          513,128          155,530         701,055
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ......         (24,000)         (17,500)              --              --
                                               ------------     ------------     ------------    ------------
      NET EXPENSES ........................         899,776          495,628          155,530         701,055
                                               ------------     ------------     ------------    ------------

NET INVESTMENT INCOME .....................       2,044,580          194,305          886,964         178,500
                                               ------------     ------------     ------------    ------------
REALIZEDAND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ...............       1,234,403         (369,569)          36,651       2,205,161
      Foreign currency transactions .......              --               --               --         (56,520)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .........................       4,507,324        5,043,678           81,607       1,511,375
      Foreign currency translation ........              --               --               --        (120,768)
                                               ------------     ------------     ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES .................       5,741,727        4,674,109          118,258       3,539,248
                                               ------------     ------------     ------------    ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................    $  7,786,307     $  4,868,414     $  1,005,222    $  3,717,748
                                               ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==========================================================================================================================
                                                                     JAMESTOWN                         JAMESTOWN
                                                                   BALANCED FUND                      EQUITY FUND
                                                           -----------------------------     -----------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                               1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..............................    $  2,044,580     $  1,911,506     $    194,305     $    238,229
   Net realized gains (losses) from
      security transactions ...........................       1,234,403        9,533,601         (369,569)       3,855,317
   Net change in unrealized appreciation/
      depreciation on investments .....................       4,507,324       12,603,990        5,043,678       10,606,115
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from operations ............       7,786,307       24,049,097        4,868,414       14,699,661
                                                           ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................      (2,047,558)      (1,934,092)        (198,327)        (242,370)
   From net realized gains from security transactions .      (1,302,068)     (10,800,423)              --       (4,379,490)
                                                           ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders ....................................      (3,349,626)     (12,734,515)        (198,327)      (4,621,860)
                                                           ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................      13,392,101       17,601,307       11,342,221       10,499,561
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................       3,140,088       12,174,707          171,755        4,351,536
   Payments for shares redeemed .......................      (9,573,352)     (10,335,880)      (4,982,200)      (3,895,041)
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .........................       6,958,837       19,440,134        6,531,776       10,956,056
                                                           ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................      11,395,518       30,754,716       11,201,863       21,033,857

NET ASSETS
   Beginning of year ..................................     101,408,287       70,653,571       52,214,105       31,180,248
                                                           ------------     ------------     ------------     ------------
   End of year ........................................    $112,803,805     $101,408,287     $ 63,415,968     $ 52,214,105
                                                           ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...............................................         766,478        1,041,126          565,307          571,636
   Reinvested .........................................         178,274          735,126            8,737          236,191
   Redeemed ...........................................        (554,334)        (599,080)        (248,873)        (209,264)
                                                           ------------     ------------     ------------     ------------
   Net increase in shares outstanding .................         390,418        1,177,172          325,171          598,563
   Shares outstanding, beginning of year ..............       5,835,774        4,658,602        2,589,737        1,991,174
                                                           ------------     ------------     ------------     ------------
   Shares outstanding, end of year ....................       6,226,192        5,835,774        2,914,908        2,589,737
                                                           ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==============================================================================================================================
                                                                    JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                                       VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                                               -----------------------------     -----------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                 MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                   1999             1998             1999             1998
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $    886,964     $    673,872     $    178,500     $    (19,285)
   Net realized gains (losses) from:
      Security transactions ...............................          36,651           57,902        2,205,161          (60,926)
      Foreign currency transactions .......................              --               --          (56,520)         190,757
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................          81,607          399,917        1,511,375        8,970,013
      Foreign currency translation ........................              --               --         (120,768)         126,420
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from operations ................       1,005,222        1,131,691        3,717,748        9,206,979
                                                               ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (886,964)        (673,872)        (238,226)        (325,257)
   From net realized gains from security transactions .....         (11,065)              --               --               --
                                                               ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..........................        (898,029)        (673,872)        (238,226)        (325,257)
                                                               ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       8,922,497        8,481,218        9,046,185        4,706,633
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................         487,854          360,594          231,344          321,283
   Payments for shares redeemed ...........................      (2,104,477)      (2,284,029)      (1,280,438)        (657,411)
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .............................       7,305,874        6,557,783        7,997,091        4,370,505
                                                               ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................       7,413,067        7,015,602       11,476,613       13,252,227

NET ASSETS
   Beginning of year ......................................      18,212,728       11,197,126       42,542,644       29,290,417
                                                               ------------     ------------     ------------     ------------
   End of year ............................................    $ 25,625,795     $ 18,212,728     $ 54,019,257     $ 42,542,644
                                                               ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...................................................         871,702          843,460          673,952          418,420
   Reinvested .............................................          47,603           35,724           17,619           28,068
   Redeemed ...............................................        (206,362)        (225,366)        (102,274)         (60,156)
                                                               ------------     ------------     ------------     ------------
   Net increase in shares outstanding .....................         712,943          653,818          589,297          386,332
   Shares outstanding, beginning of year ..................       1,793,260        1,139,442        3,372,542        2,986,210
                                                               ------------     ------------     ------------     ------------
   Shares outstanding, end of year ........................       2,506,203        1,793,260        3,961,839        3,372,542
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   17.38      $   15.17      $   14.77      $   12.76      $   12.15
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.34           0.37           0.35           0.36           0.33
   Net realized and unrealized gains
      on investments ...............................         0.95           4.31           1.45           2.50           0.90
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.29           4.68           1.80           2.86           1.23
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.34)         (0.37)         (0.35)         (0.36)         (0.33)
   Distributions from net realized gains ...........        (0.21)         (2.10)         (1.05)         (0.49)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (2.47)         (1.40)         (0.85)         (0.62)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   18.12      $   17.38      $   15.17      $   14.77      $   12.76
                                                        =========      =========      =========      =========      =========

Total return .......................................        7.56%         32.42%         12.29%         22.79%         10.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $ 112,804      $ 101,408      $  70,654      $  61,576      $  52,062
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.88%          0.90%          0.91%          0.93%          0.99%

Ratio of net expenses to average net assets (a) ....        0.86%          0.87%          0.87%          0.88%          0.96%

Ratio of net investment income to average net assets        1.95%          2.21%          2.31%          2.52%          2.72%

Portfolio turnover rate ............................          69%            90%            58%            72%            95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   20.16      $   15.66      $   13.96      $   11.29      $   10.19
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.07           0.11           0.13           0.15           0.10
   Net realized and unrealized gains
      on investments ...............................         1.60           6.47           2.00           2.98           1.15
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.67           6.58           2.13           3.13           1.25
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.07)         (0.11)         (0.13)         (0.15)         (0.12)
   Distributions from net realized gains ...........           --          (1.97)         (0.30)         (0.31)         (0.03)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.07)         (2.08)         (0.43)         (0.46)         (0.15)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   21.76      $   20.16      $   15.66      $   13.96      $   11.29
                                                        =========      =========      =========      =========      =========

Total return .......................................        8.33%         43.74%         15.27%         28.00%         12.33%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  63,416      $  52,214      $  31,180      $  17,857      $   8,111
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.92%          0.93%          0.98%          1.14%          1.99%

Ratio of net expenses to average net assets ........        0.89%(a)       0.90%(a)       0.92%(a)       1.01%(a)       1.44%(b)

Ratio of net investment income to average net assets        0.35%          0.60%          0.85%          1.27%          1.18%

Portfolio turnover rate ............................          66%            59%            44%            54%            48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   10.16      $    9.83      $    9.85      $    9.68      $    9.61
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.43           0.44           0.45           0.45           0.44
   Net realized and unrealized gains (losses)
      on investments ...............................         0.07           0.33          (0.02)          0.17           0.07
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         0.50           0.77           0.43           0.62           0.51
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.43)         (0.44)         (0.45)         (0.45)         (0.44)
   Distributions from net realized gains ...........        (0.01)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.44)         (0.44)         (0.45)         (0.45)         (0.44)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   10.22      $   10.16      $    9.83      $    9.85      $    9.68
                                                        =========      =========      =========      =========      =========

Total return .......................................        4.92%          8.00%          4.39%          6.51%          5.47%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  25,626      $  18,213      $  11,197      $   8,779      $   7,712
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets (a) ....        0.73%          0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net assets        4.17%          4.40%          4.51%          4.57%          4.64%

Portfolio turnover rate ............................          31%            33%            24%            14%            97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                                 YEAR           YEAR         PERIOD
                                                                 ENDED          ENDED         ENDED
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                 1999           1998          1997(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $   12.61      $    9.81      $   10.00
                                                               ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ...........................         0.05          (0.01)         (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ...............         1.04           2.91          (0.14)
                                                               ---------      ---------      ---------
Total from investment operations ..........................         1.09           2.90          (0.15)
                                                               ---------      ---------      ---------

Less distributions:
   Dividends from net investment income ...................        (0.07)         (0.10)         (0.04)
                                                               ---------      ---------      ---------

Net asset value at end of period ..........................    $   13.63      $   12.61      $    9.81
                                                               =========      =========      =========

Total return ..............................................         8.67%         29.67%       (1.56)%(c)
                                                               =========      =========      =========

Net assets at end of period (000's) .......................    $  54,019      $  42,543      $  29,290
                                                               =========      =========      =========

Ratio of net expenses to average net assets (b) ...........        1.51%          1.56%          1.60%(c)

Ratio of net investment income (loss) to average net assets        0.38%        (0.05)%        (0.15)%(c)

Portfolio turnover rate ...................................          39%            47%            70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis-- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 1999:

---------------------------------------------------------------------------------------------------
                                      Jamestown        Jamestown       Jamestown        Jamestown
                                      Balanced          Equity         Tax Exempt     International
                                        Fund             Fund        Virginia Fund     Equity Fund
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..    $ 32,112,011     $ 21,868,458     $    704,888     $ 13,312,879
Gross unrealized depreciation ..      (1,314,528)      (1,018,725)         (41,079)      (1,830,518)
                                    ------------     ------------     ------------     ------------
Net unrealized appreciation ....    $ 30,797,483     $ 20,849,733     $    663,809     $ 11,482,361
                                    ============     ============     ============     ============

Federal income tax cost ........    $ 80,304,140     $ 42,065,376     $ 24,600,110     $ 40,485,195
                                    ============     ============     ============     ============
---------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, The Jamestown Equity Fund had capital loss carryforwards for federal income tax purposes of $368,885 which expire on March 31, 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

-------------------------------------------------------------------------------------------------
                                           Jamestown      Jamestown     Jamestown      Jamestown
                                           Balanced        Equity       Tax Exempt   International
                                             Fund           Fund      Virginia Fund   Equity Fund
-------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $78,675,464    $44,346,054    $13,068,282    $24,316,515
                                         ===========    ===========    ===========    ===========
Proceeds from sales and maturities
   of investment securities .........    $69,731,979    $34,909,266    $ 6,457,178    $17,425,753
                                         ===========    ===========    ===========    ===========
-------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .50% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, CFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, CFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next $25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $17,500 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 1999.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------
                                                                         Net Unrealized
  Settlement               To Receive          Initial         Market     Appreciation
     Date                 (To Deliver)          Value           Value    (Depreciation)
---------------------------------------------------------------------------------------
Contracts To Sell
   04/01/99                  1,440  AUD     $      (901)    $      (909)     $    (8)
   04/07/99                 36,597  NZD         (19,488)        (19,514)         (26)
   04/08/99                 78,824  NZD         (41,737)        (42,030)        (293)
   04/09/99                 81,117  NZD         (43,114)        (43,252)        (138)
   06/17/99            292,000,000  JPY      (2,498,781)     (2,492,507)       6,274
                                            -----------     -----------      -------
Total sell contracts                         (2,604,021)     (2,598,212)       5,809
                                            -----------     -----------      -------
Contracts To Buy
   04/01/99                 32,370  AUD          20,490          20,441          (49)
   04/06/99                 33,723  AUD          21,229          21,293           64
                                            -----------     -----------      -------
Total buy contracts                              41,719          41,734           15
                                            -----------     -----------      -------

Net contracts                               $(2,562,302)    $(2,556,478)     $ 5,824
                                            ===========     ===========      =======
---------------------------------------------------------------------------------------

AUD - Australian Dollar
JPY - Japanese Yen
NZD - New Zealand Dollar

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 68.8%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 1.4%
     20,000    Interpublic Group of Companies, Inc. ...........    $  1,557,500
                                                                   ------------
               COMMERCIAL BANKING -- 5.4%
     26,000    BankAmerica Corporation ........................       1,836,250
     32,000    Fannie Mae .....................................       2,216,000
     37,600    First Union Corporation ........................       2,009,250
                                                                   ------------
                                                                      6,061,500
                                                                   ------------
               COMMUNICATIONS -- 7.2%
     10,000    Ascend Communications, Inc.(a) .................         836,870
     56,000    Equifax, Inc. ..................................       1,925,000
     17,900    Lucent Technologies, Inc. ......................       1,928,725
     38,000    MCI WorldCom, Inc.(a) ..........................       3,365,375
                                                                   ------------
                                                                      8,055,970
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 11.6%
     25,500    Cisco Systems, Inc.(a) .........................       2,793,844
     46,400    Computer Sciences Corporation(a) ...............       2,560,700
     16,900    Intel Corporation ..............................       2,013,212
     22,000    Microsoft Corporation(a) .......................       1,971,750
     51,000    Oracle Corporation(a) ..........................       1,345,125
     35,000    Sundstrand Corporation .........................       2,432,500
                                                                   ------------
                                                                     13,117,131
                                                                   ------------
               CONSUMER PRODUCTS -- 10.3%
     25,000    Avon Products, Inc. ............................       1,176,562
     62,000    Crane Company ..................................       1,499,625
     22,000    General Electric Company .......................       2,433,750
     20,000    Gillette Company ...............................       1,188,750
     42,000    Kimberly-Clark Corporation .....................       2,013,375
     81,000    Sara Lee Corporation ...........................       2,004,750
     50,000    Sysco Corporation ..............................       1,315,625
                                                                   ------------
                                                                     11,632,437
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT-- 9.2%
     35,000    Abbott Laboratories ............................       1,638,437
     35,000    Becton, Dickinson and Company ..................       1,340,920
     24,000    Bristol-Myers Squibb Company ...................       1,543,500
     18,000    Lilly (Eli) & Company ..........................       1,527,750
     24,200    Merck and Company, Inc. ........................       1,940,538
     44,000    Schering-Plough Corporation ....................       2,433,750
                                                                   ------------
                                                                     10,424,895
                                                                   ------------
               ELECTRONICS -- 1.0%
     16,000    Hewlett-Packard Company ........................       1,085,000
                                                                   ------------
               FINANCIAL SERVICES -- 1.0%
     18,000    Citigroup, Inc. ................................       1,149,750
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 68.8% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

               FIRE SYSTEMS -- 2.5%
     40,000    Tyco International Ltd. ........................    $  2,870,000
                                                                   ------------
               FOOD SERVICES -- 1.7%
     41,000    H.J. Heinz Company .............................       1,942,375
                                                                   ------------
               HEALTH CARE CENTERS -- 2.6%
     44,000    McKesson HBOC, Inc. ............................       2,904,000
                                                                   ------------
               INSURANCE -- 4.6%
     25,500    American International Group, Inc. .............       3,075,938
     31,500    Jefferson-Pilot Corporation ....................       2,134,125
                                                                   ------------
                                                                      5,210,063
                                                                   ------------
               OIL AND GAS DRILLING -- 5.4%
     63,000    Coastal Corporation ............................       2,079,000
     54,000    Halliburton Company ............................       2,079,000
      9,000    Mobil Corporation ..............................         792,000
     18,400    Schlumberger, Ltd. .............................       1,107,450
                                                                   ------------
                                                                      6,057,450
                                                                   ------------
               RETAIL STORES -- 4.9%
     65,000    AutoZone, Inc.(a) ..............................       1,974,375
     15,000    Circuit City Stores, Inc. ......................       1,149,375
     36,000    Dayton Hudson Corporation ......................       2,398,500
                                                                   ------------
                                                                      5,522,250
                                                                   ------------

               TOTAL COMMON STOCKS (COST $46,685,568) .........    $ 77,590,321
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. TREASURY OBLIGATIONS -- 5.8%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BONDS -- 1.5%
$   900,000    6.625%, due 02/15/2027 .........................    $    992,106
    780,000    5.25%, due 02/15/2029 ..........................         737,342
                                                                   ------------
                                                                      1,729,448
                                                                   ------------
               U.S. TREASURY NOTES -- 3.7%
    875,000    7.75%, due 11/30/1999 ..........................         891,949
  2,040,000    6.50%, due 05/31/2001 ..........................       2,100,241
  1,115,000    7.00%, due 07/15/2006 ..........................       1,219,877
                                                                   ------------
                                                                      4,212,067
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.6%
    399,153    3.625%, due 07/15/2002 .........................         396,535
    212,086    3.375%, due 01/15/2007 .........................         204,133
                                                                   ------------
                                                                        600,668
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $6,645,282)   $  6,542,183
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 8.0%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$    36,627    Pool #G50153, 4.50%, due 05/01/1999 ............    $     36,125
    246,070    Pool #1490-PE, 5.75%, due 07/15/2006 ...........         246,223
    475,000    Pool #1471-G, 7.00%, due 03/15/2008 ............         489,098
    175,000    Pool #1655-HB, 6.50%, due 10/15/2008 ...........         178,444
                                                                   ------------
                                                                        949,890
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.8%
    382,836    Pool #73718, 7.23%, due 11/01/2003 .............         403,548
    345,320    Pool #375448, 6.66%, due 10/01/2004 ............         358,270
    216,197    Series #93-63-PE, 6.25%, due 06/25/2005 ........         216,332
    616,402    Pool #375296, 6.92%, due 08/01/2007 ............         650,305
    425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ........         430,045
    708,406    Pool #380190, 6.325%, due 04/01/2008 ...........         721,512
    730,564    Pool #380512, 6.15%, due 08/01/2008 ............         739,696
    145,625    Pool #70, 8.50%, due 01/01/2012 ................         153,083
    120,476    Series #88-29-B, 9.50%, due 12/25/2018 .........         128,683
    188,546    Series #90-35-E, 9.50%, due 04/25/2020 .........         202,568
    500,000    Series #98-M4-B, 6.424%, due 12/01/2023 ........         500,000
    543,164    Pool #252092, 6.00%, due 11/01/2028 ............         528,021
    137,900    Pool #448624, 6.50%, due 11/01/2028 ............         137,310
    421,364    Pool #448629, 6.50%, due 11/01/2028 ............         419,561
    345,744    Pool #448699, 6.00%, due 11/01/2028 ............         336,105
    911,793    Pool #448649, 6.50%, due 12/01/2028 ............         907,891
    866,953    Pool #453624, 6.00%, due 12/01/2028 ............         842,783
                                                                   ------------
                                                                      7,675,713
                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    382,981    Pool #343536, 7.50%, due 02/15/2023 ............         395,444
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $8,986,550)  $  9,021,047
                                                                   ------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 1.1%
$   480,103    Series #97-3-A1, 5.604%, adjustable rate,
                 due 04/25/2006 ...............................    $    478,041
    746,444    Series #98-1-A1, 5.212%, adjustable rate,
                 due 01/25/2007 ...............................         744,549
                                                                   ------------
                                                                      1,222,590
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 2.0%
               Advanta Mortgage Loan Trust #92-2-A2,
     27,710      7.03%, due 03/25/2011 ........................          27,641
               AFG Receivables Trust #95-A-A,
     36,323      6.15%, due 09/15/2000 ........................          36,323
               California Infrastructure Trust #97-1-A3,
    700,000      6.17%, due 03/25/2003 ........................         706,776
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
    275,202      8.45%, due 11/15/2010 ........................         284,560
               Green Tree Financial Corporation #98-A-A1C,
    356,263      6.18%, due 06/15/2019 ........................         358,366
               Nomura Asset Securties Corporation #96-MD5-A1A,
    601,559      7.07%, due 04/13/2036 ........................         621,862
               NationsCredit Grantor Trust #96-1-A,
    195,475      5.85%, due 09/15/2011 ........................         194,068
                                                                   ------------
                                                                      2,229,596
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (COST $3,447,782)     $  3,452,186
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8%                                VALUE
--------------------------------------------------------------------------------
               Associates Corporation, N.A.,
$   675,000      5.85%, due 01/15/2001 ........................    $    678,301
               Beneficial Corporation Medium Term Notes,
    230,000      6.35%, due 12/03/2001 ........................         232,689
               Caterpillar Financial, Inc. Medium Term Notes,
    450,000      6.80%, due 06/15/1999 ........................         451,444
               Chrysler Financial Corporation,
  1,000,000      5.90%, due 01/26/2001 ........................       1,008,010
               Coca-Cola Enterprises,
    385,000      5.75%, due 11/01/2008 ........................         372,784
               Duke Realty L.P. Medium Term Notes,
    390,000      6.75%, due 05/30/08 ..........................         385,515
               Enron Corporation,
    750,000      6.45%, due 11/15/2001 ........................         758,017
               Equity Residential Properties Trust,
    875,000      6.65%, due 11/15/2003 ........................         876,356
               Finova Capital Corporation,
  1,000,000      6.25%, due 08/15/2000 ........................       1,007,140
               Ford Motor Credit Company Medium Term Notes,
    225,000      7.55%, due 07/19/1999 ........................         226,568
    475,000      7.20%, due 06/15/2007 ........................         501,814
               General Motors Acceptance Corporation Medium Term Notes,
    525,000      6.65%, due 05/24/2000 ........................         531,652
               International Lease Finance Corporation,
    265,000      6.375%, due 08/01/2002 .......................         269,078

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               International Lease Finance Corporation Medium Term Notes,
$   425,000      6.42%, due 09/11/2000 ........................    $    429,526
    425,000      6.55%, due 09/15/2000 ........................         430,295
               International Paper Company,
    735,000      8.68%, due 09/14/2001 ........................         778,924
               KeyCorp Medium Term Notes,
    675,000      6.75%, due 05/29/2001 ........................         689,155
               Manitoba (Province of) Medium Term Notes,
    205,000      5.50%, due 10/01/2008 ........................         198,352
               May Department Stores,
    510,000      5.95%, due 11/01/2008 ........................         503,212
               Merrill Lynch & Company Medium Term Notes,
    265,000      7.26%, due 03/25/2002 ........................         262,350
               National City Corporation,
    575,000      7.20%, due 05/15/2005 ........................         595,660
               Norwest Financial, Inc.,
    140,000      6.05%, due 11/19/1999 ........................         140,676
    400,000      5.375%, due 09/30/2003 .......................         391,860
               Pacific Bell,
    185,000      6.625%, due 11/01/2009 .......................         191,997
               Pacific Bell Medium Term Notes,
    400,000      6.875%, due 08/15/2006 .......................         419,364
               Prologis Trust,
    225,000      7.00%, due 10/01/2003 ........................         225,356
               Sears Roebuck Acceptance Corporation,
    400,000      6.99%, due 09/30/2002 ........................         412,908
               Suntrust Banks,
    310,000      6.125%, due 02/15/2004 .......................         309,547
               TRW, Inc.,
    245,000      6.25%, due 01/15/2010 ........................         232,287
               Union Camp Corporation,
    425,000      6.50%, due 11/15/2007 ........................         425,523
               U.S. WEST Capital Funding, Inc. Medium Term Notes,
    550,000      6.375%, due 07/15/2008 .......................         559,526
                                                                   ------------

               TOTAL CORPORATE BONDS (COST $14,459,095) .......    $ 14,495,886
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $80,224,277) -- 98.5% ..................    $111,101,623
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.6%                        VALUE
--------------------------------------------------------------------------------
               Firstar Bank, 3.75%, dated 03/31/1999, due
$ 1,868,000      04/01/1999, repurchase proceeds $1,868,195
                 (Cost $1,868,000) ............................    $  1,868,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.1% ................    $112,969,623

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%         (165,818)
                                                                   ------------

               NET ASSETS -- 100.0%                                $112,803,805
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,935,077.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 99.2%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 2.0%
     16,000    Interpublic Group of Companies, Inc. ...........    $  1,246,000
                                                                   ------------
               COMMERCIAL BANKING -- 7.9%
     21,000    BankAmerica Corporation ........................       1,483,125
     27,000    Fannie Mae .....................................       1,869,750
     30,600    First Union Corporation ........................       1,635,188
                                                                   ------------
                                                                      4,988,063
                                                                   ------------
               COMMUNICATIONS -- 10.6%
     13,000    Ascend Communications, Inc. (a) ................       1,087,937
     49,000    Equifax, Inc. ..................................       1,684,375
     12,000    Lucent Technologies, Inc. ......................       1,293,000
     30,000    MCI WorldCom, Inc.(a) ..........................       2,656,875
                                                                   ------------
                                                                      6,722,187
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 17.0%
     20,250    Cisco Systems, Inc.(a) .........................       2,218,641
     39,500    Computer Sciences Corporation(a) ...............       2,179,906
     15,000    Intel Corporation ..............................       1,786,875
     19,000    Microsoft Corporation(a) .......................       1,702,875
     45,000    Oracle Corporation(a) ..........................       1,186,875
     24,000    Sunstrand Corporation ..........................       1,668,000
                                                                   ------------
                                                                     10,743,172
                                                                   ------------
               CONSUMER PRODUCTS -- 15.8%
     21,000    Avon Products, Inc. ............................         988,312
     69,000    Crane Company ..................................       1,668,937
     17,000    General Electric Company .......................       1,880,625
     15,000    Gillette Company ...............................         891,562
     37,000    Kimberly-Clark Corporation .....................       1,773,687
     70,000    Sara Lee Corporation ...........................       1,732,500
     42,000    Sysco Corporation ..............................       1,105,125
                                                                   ------------
                                                                     10,040,748
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT -- 12.2%
     15,000    Abbott Laboratories ............................         702,187
     28,000    Becton, Dickinson and Company ..................       1,072,750
     20,000    Bristol-Myers Squibb Company ...................       1,286,250
     15,000    Lilly (Eli) & Company ..........................       1,273,125
     22,000    Merck and Company, Inc. ........................       1,764,125
     29,000    Schering-Plough Corporation ....................       1,604,063
                                                                   ------------
                                                                      7,702,500
                                                                   ------------
               ELECTRONICS -- 1.6%
     15,000    Hewlett-Packard Company ........................       1,017,188
                                                                   ------------
               FINANCIAL SERVICES -- 1.6%
     15,500    Citigroup, Inc. ................................         990,063
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 99.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               FIRE SYSTEMS -- 3.8%
     34,000    Tyco International Ltd. ........................    $  2,439,500
                                                                   ------------
               FOOD SERVICES -- 2.5%
     34,000    H.J. Heinz Company .............................       1,610,750
                                                                   ------------
               HEALTH CARE CENTERS -- 3.7%
     36,000    McKesson HBOC, Inc. ............................       2,376,000
                                                                   ------------
               INSURANCE -- 6.7%
     20,550    American International Group, Inc. .............       2,478,844
     26,500    Jefferson-Pilot Corporation ....................       1,795,375
                                                                   ------------
                                                                      4,274,219
                                                                   ------------
               OIL AND GAS DRILLING -- 7.8%
     53,000    Coastal Corporation ............................       1,749,000
     44,000    Halliburton Company ............................       1,694,000
      7,000    Mobil Corporation ..............................         616,000
     14,500    Schlumberger Ltd. ..............................         872,719
                                                                   ------------
                                                                      4,931,719
                                                                   ------------
               RETAIL STORES -- 6.0%
     56,000    AutoZone, Inc.(a) ..............................       1,701,000
     32,000    Dayton Hudson Corporation ......................       2,132,000
                                                                   ------------
                                                                      3,833,000
                                                                   ------------

               TOTAL COMMON STOCKS (COST $42,050,206) .........    $ 62,915,109
                                                                   ------------

================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.1%                        VALUE
--------------------------------------------------------------------------------
$   679,000    Firstar Bank, 3.75%, dated 03/31/1999,
                 due 04/01/1999, repurchase proceeds
                 $679,071 (Cost $679,000) .....................    $    679,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.3% ................    $ 63,594,109

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%         (178,141)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 63,415,968
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $703,390.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8%                          VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, Industrial
                 Dev. Authority, Revenue,
$   900,000      3.00%, adjustable rate, due 07/01/2022 .......    $    900,000
               Arlington Co., Virginia, GO,
    300,000      5.60%, due 08/01/2006 ........................         327,030
  1,000,000      5.00%, due 10/01/2013 ........................       1,030,010
               Brunswick Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    300,000      5.45%, due 07/01/2006 ........................         324,183
               Chesterfield Co., Virginia, GO,
    350,000      6.25%, due 07/15/2005 ........................         376,068
    750,000      4.00%, due 01/01/2006 ........................         751,283
               Fairfax Co., Virginia, GO,
    350,000      5.60%, due 05/01/2003 ........................         357,196
    600,000      5.00%, due 06/01/2014 ........................         610,560
               Fairfax Co., Virginia, Park Authority, Revenue,
    300,000      6.25%, due 07/15/2005 ........................         326,064
               Fairfax Co., Virginia, Sewer, Revenue,
    350,000      5.625%, due 07/15/2008 .......................         383,863
               Hanover Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    225,000      6.25%, due 10/01/2011 ........................         241,229
               Henrico Co., Virginia, GO,
    500,000      4.70%, due 01/15/2002 ........................         514,820
               Henrico Co., Virginia, Water and Sewer, Revenue,
    500,000      4.625%, due 05/01/2017 .......................         475,830
               James City Co., Virginia, GO,
    500,000      5.25%, due 12/15/2015 ........................         513,315
               Loudoun Co., Virginia, GO,
    300,000      5.50%, due 06/01/2009 ........................         324,855
               Lynchburg, Virginia, GO,
    500,000      5.30%, due 05/01/2014 ........................         520,000
               Medical College of Virginia Hospitals
                 Authority, Revenue,
    700,000      5.00%, due 07/01/2013 ........................         703,535
               Newport News, Virginia, GO,
    400,000      5.40%, due 07/01/2002 ........................         405,240
    400,000      5.15%, due 01/01/2010 ........................         414,728
               Norfolk, Virginia, GO,
    300,000      5.75%, due 06/01/2011 ........................         321,756
    500,000      5.00%, due 07/01/2014 ........................         506,365
               Petersburg, Virginia, GO,
    500,000      5.125%, due 01/15/2013 .......................         515,295
               Peumansend Creek, Virginia, Regional
                 Jail Authority, Revenue,
    300,000      5.75%, due 06/01/2017 ........................         320,454
               Pittsylvania Co., Virginia, GO,
    300,000      5.65%, due 07/01/2006 ........................         328,833
               Portsmouth, Virginia, GO,
    800,000      5.00%, due 08/01/2017 ........................         797,096
               Prince William Co., Virginia, GO,
    400,000      4.90%, due 08/01/2005 ........................         420,172
               Prince William Co., Virginia, Park Authority, Revenue,
    250,000      6.10%, due 10/15/2004 ........................         273,330

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Prince William Co., Virginia, Service Auth.
                 Water & Sewer, Revenue,
$   500,000      5.00%, due 07/01/2003 ........................    $    523,315
               Richmond, Virginia, GO,
    400,000      6.25%, due 01/15/2018 ........................         423,872
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
    500,000      6.05%, due 07/15/2005 ........................         541,815
               Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
    500,000      5.00%, due 03/01/2018 ........................         493,360
               Riverside, Virginia, Regional Jail Authority, Revenue,
    300,000      5.30%, due 07/01/2002 ........................         314,553
               Roanoke, Virginia, GO,
    700,000      5.00%, due 08/01/2012 ........................         717,269
    300,000      6.40%, due 08/01/2012 ........................         326,331
               Spotsylvania Co., Virginia, GO,
    400,000      5.75%, due 07/15/2011 ........................         430,944
               Suffolk, Virginia, GO,
    350,000      5.80%, due 06/01/2011 ........................         381,052
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000      5.00% due 07/01/2015 .........................         703,549
               Virginia Beach, Virginia, GO,
    325,000      6.20%, due 09/01/2013 ........................         365,593
               Virginia College Building Authority,
                 Educational Facilities, Revenue,
    885,000      3.05%, floating rate, due 11/01/2026 .........         885,000
               Virginia Commonwealth University, Revenue,
    250,000      5.75%, due 05/01/2006 ........................         274,162
               Virginia Polytechnic Institute and
                 State University, Revenue,
    625,000      5.45%, due 06/01/2013 ........................         659,256
               Virginia State, GO,
    500,000      5.25%, due 07/01/2011 ........................         526,595
    500,000      5.375%, due 06/01/2015 .......................         519,990
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
    150,000      5.60%, due 01/01/2002 ........................         154,415
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
    150,000      6.60%, due 11/01/2012 ........................         163,401
    150,000      6.30%, due 11/01/2015 ........................         161,268
               Virginia State Public Building Authority, Revenue,
    500,000      6.00%, due 08/01/2003 ........................         529,810
               Virginia State Public School Authority, Revenue,
    750,000      5.25%, due 08/01/2009 ........................         804,368
               Virginia State Resource Authority,
                 Solid Waste Disposal System, Revenue,
    500,000      5.50%, due 04/01/2015 ........................         519,995
               Virginia State Transportation Board, Revenue,
    350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004          389,847
               Winchester, Virginia, Industrial Dev.
                 Authority, Educational Facilities, Revenue,
    500,000      5.00% due 10/01/2018 .........................         493,870
               York Co., Virginia, Certificates of
                 Participation, Revenue,
    250,000      6.625%, due 03/01/2012 .......................         261,542
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (COST $23,884,473) .....    $ 24,548,282
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS -- 2.8%                                   VALUE
--------------------------------------------------------------------------------
    715,637    Firstar Tax-Free Fund (Cost $715,637) ..........    $    715,637
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $24,600,110) -- 98.6% ..................    $ 25,263,919

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% ..         361,876
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 25,625,795
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 96.2%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.2%
     85,700    Australia and New Zealand Banking Group Ltd. ...    $    619,669
    126,126    Coca-Cola Amatil Ltd. ..........................         544,796
                                                                   ------------
                                                                      1,164,465
                                                                   ------------
               BELGIUM -- 1.4%
     11,380    Kredietbank NV .................................         758,651
                                                                   ------------
               CANADA -- 2.5%
     18,100    BCE, Inc. ......................................         798,635
     11,200    The Seagram Company Ltd. .......................         560,814
                                                                   ------------
                                                                      1,359,449
                                                                   ------------
               FRANCE -- 8.8%
      4,314    Groupe Danone ..................................       1,085,639
      8,970    Suez Lyonnaise des Eaux ........................       1,659,840
     11,129    Valeo SA .......................................         871,078
      4,685    Vivendi ........................................       1,152,701
                                                                   ------------
                                                                      4,769,258
                                                                   ------------
               GERMANY -- 5.1%
      7,721    DaimlerChrysler AG .............................         671,849
     17,517    Hoechst AG .....................................         759,291
     10,500    Mannesmann AG ..................................       1,341,025
                                                                   ------------
                                                                      2,772,165
                                                                   ------------
               GREECE -- 0.4%
      8,840    Hellenic Telecommunications Organization SA (OTE)        214,366
                                                                   ------------
               HONG KONG -- 1.8%
     72,000    Cheung Kong (Holdings) Ltd. ....................         548,157
     57,000    Hutchison Whampoa Ltd. .........................         448,668
                                                                   ------------
                                                                        996,825
                                                                   ------------
               INDIA -- 0.3%
      4,220    Richter Gedeon Rt. - GDR .......................         136,871
                                                                   ------------
               ITALY -- 9.9%
    330,623    Banca Nazionale del Lavoro (BNL)(a) ............       1,156,488
      9,100    Banca Popolare di Bergamo Credito Varesino SpA .         230,872
    167,922    Credito Italiano SpA ...........................         906,443
    116,200    Mediaset SpA ...................................       1,092,665
    186,202    Telecom Italia SpA .............................       1,978,073
                                                                   ------------
                                                                      5,364,541
                                                                   ------------
               JAPAN -- 18.3%
     24,000    Canon, Inc. ....................................         593,768
     25,000    Denso Corporation ..............................         490,796
        500    Isetan Company .................................           4,771
     11,000    Ito-Yokado Company Ltd. ........................         707,760
     26,000    Kao Corporation ................................         574,094
     33,000    Matsushita Electric Industrial Company Ltd. ....         643,671

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               JAPAN -- 18.3% (CONTINUED)
     13,000    Murata Manufacturing Company Ltd. ..............    $    691,548
     35,000    Nikko Securities Co., Ltd. .....................         162,543
        103    Nippon Telegraph and Telephone Corporation .....       1,008,866
     27,000    Nomura Securities Company Ltd. .................         282,699
         36    NTT Mobile Communication Network, Inc. .........       1,778,266
      7,000    Rohm Company ...................................         836,359
    167,000    Sakura Bank, Ltd. ..............................         506,232
        660    Shohkoh Fund & Co., Ltd. .......................         334,375
     18,000    Takeda Chemical Industries .....................         697,627
      3,700    Takefugi Corporation ...........................         284,303
     42,000    Toshiba Corporation ............................         286,904
                                                                   ------------
                                                                      9,884,582
                                                                   ------------
               NETHERLANDS -- 9.2%
     13,500    Gucci Group NV - ADR ...........................       1,086,750
     27,014    KPN NV .........................................       1,074,705
      5,058    Laurus NV ......................................         122,852
     13,310    Royal Dutch Petroleum Company ..................         707,697
     22,128    Vendex International NV ........................         533,928
     36,406    VNU NV .........................................       1,418,871
                                                                   ------------
                                                                      4,944,803
                                                                   ------------
               NEW ZEALAND -- 1.7%
    192,383    Telecom Corporation of New Zealand Ltd. ........         935,692
                                                                   ------------
               PHILIPPINES -- 0.4%
    540,000    Filinvest Land, Inc.(a) ........................          44,594
     24,192    Metropolitan Bank & Trust Company(a) ...........         191,975
                                                                   ------------
                                                                        236,569
                                                                   ------------
               PORTUGAL -- 1.6%
     18,904    Portugal Telecom SA ............................         846,759
                                                                   ------------
               SINGAPORE -- 0.2%
     12,000    Development Bank of Singapore Ltd. .............          90,946
                                                                   ------------
               SPAIN -- 3.8%
     55,549    Argentaria SA ..................................       1,334,948
     16,826    Telefonica de Espana ...........................         713,716
                                                                   ------------
                                                                      2,048,664
                                                                   ------------
               SWEDEN -- 2.4%
     15,760    Hennes and Mauritz AB - Class B ................       1,188,277
      7,710    Skandinaviska Enskilda Banken - Class A ........          94,230
                                                                   ------------
                                                                      1,282,507
                                                                   ------------
               SWITZERLAND -- 4.7%
        581    Novartis AG ....................................         942,491
         89    Roche Holding AG - Genusschein .................       1,085,366
        796    Schweizerische Lebensversicherungs
                  -und Rentenanstalt ..........................         507,147
                                                                   ------------
                                                                      2,535,004
                                                                   ------------
30

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM -- 21.5%
     36,943    Allied Zurich PLC ..............................    $    498,261
    318,671    ASDA Group PLC .................................         781,934
    202,380    British Aerospace PLC ..........................       1,351,730
     89,143    British American Tobacco PLC ...................         741,819
     86,375    British Sky Broadcasting Group PLC .............         745,281
     94,155    Diageo PLC .....................................       1,063,201
     47,580    Glaxo Wellcome PLC .............................       1,592,238
     50,079    Imperial Chemical Industries PLC ...............         447,059
     41,592    Railtrack Group PLC ............................         952,073
     66,944    Reed International PLC .........................         609,502
    168,537    Somerfield PLC .................................         863,820
    105,931    Vodafone Group PLC .............................       1,978,521
                                                                   ------------
                                                                     11,625,439
                                                                   ------------

               TOTAL COMMON STOCKS (COST $40,485,195) .........    $ 51,967,556

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.8%          2,051,701
                                                                   ------------

               NET ASSETS -- 100.0%                                $ 54,019,257
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits:
          ---------

          a.   Declaration of Trust*

          b.   Bylaws*

          c.   Not Applicable

          d.   (i)    Investment  Advisory  Agreement for The  Jamestown  Equity
                      Fund*

               (ii)   Investment  Advisory  Agreement for The Jamestown Balanced
                      Fund*

               (iii)  Sub-Advisory Agreement for The Jamestown Balanced Fund*

               (iv)   Investment    Advisory   Agreement   for   The   Jamestown
                      International Equity Fund*

               (v) Sub-Advisory Agreement for The Jamestown International Equity Fund*

               (vi) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund*

               (vii) Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

               (viii) Investment  Advisory  Agreements for The Government Street
                      Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

               (ix)   Investment  Advisory  Agreement for The  Davenport  Equity
                      Fund*

          e. Underwriting Agreement between Williamsburg Investment Trust and CW Fund Distributors*

          f.   Not Applicable

          g.   (i) Custodian Agreement with The Northern Trust Company*

               (ii) Custodian Agreement with Firstar Bank, N.A.*

          h.   Administration, Accounting and Transfer Agency Agreement*

          i.   Opinion and Consent of Counsel*


          j.   Consent of Independent Certified Public Accountants


          k.   Not Applicable

          l.   Not Applicable

          m.   Plan of Distribution Pursuant to Rule 12b-1*

          n.   Not Applicable

          o. Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System*

---------------

*    Previously filed as Exhibit to Registration Statement on Form N-1A

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.
          ----------------

          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person Shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The Trust's Advisory Agreements provide for indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the

               Advisor in  connection  with the  defense or  disposition  of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) wilful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

     The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          Lowe, Brockenbrough & Company, Inc. ("LB&C") is a registered investment advisor providing general investment advisory services to four series of Williamsburg Investment Trust: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LB&C, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

          (1)  Austin Brockenbrough III - Managing Director of LB&C.

               (a) A Trustee of Williamsburg Investment Trust, a registered investment company, and President of The Jamestown Tax Exempt Virginia Fund.

          (2)  Henry C. Spalding, Jr. - Managing Director of LB&C.

               (a) President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

          (3)  William F. Shumadine, Jr. - Senior Vice President of LB&C.

          (4)  Ernest H. Stephensen, Jr. - Vice President of LB&C.

               (a) Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

          (5)  Charles M. Caravati III - Assistant Portfolio Manager of LB&C.

               (a)  Vice Present of The Jamestown International Equity Fund.

          Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment advisor which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, One International Place, Boston, Massachusetts 02110.

               (1)  Oechsle Group,  L.P. (the Managing  General Partner of which
                    is  Walter   Oechsle),   a  general   partner   of   Oechsle
                    International.

               (2) Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.), a limited partner of Oechsle International.

               (3) OIA Limited Partnership Interest Trust (the trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

          Flippin,  Bruce & Porter,  Inc.  ("FBP")  is a  registered  investment advisor providing investment advisory services to two series of Williamsburg Investment Trust: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional account and individuals. The following list sets forth the business and other connections of the directors and officers of Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

               (1)  John T. Bruce - A Principal of FBP.

                    (a) Chairman of the Board of Trustees of Williamsburg Investment Trust and Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (2)  John M. Flippin - A Principal of FBP

                    (a) President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund.

               (3)  Robert Gregory Porter III - A Principal of FBP.

                    (a)  Vice President of FBP Contrarian

                         Balanced Fund and FBP Contrarian Equity Fund.

               (4)  Joseph T. Antonelli, Jr. - Portfolio Manager of FBP.

               (5)  David J. Marshall - Portfolio Manager of FBP.

          T. Leavell & Associates, Inc. ("TLA") is a registered investment advisor providing investment advisory services to three series of Williamsburg Investment Trust: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633.

               (1)  Thomas W. Leavell - President and a Principal of TLA.

               (2) Dorothy G. Gambill - Secretary/Treasurer and a Principal of TLA.

               (3) Richard Mitchell - Executive Vice President and a Principal of TLA.

                    (a)  A  Trustee  of   Williamsburg   Investment   Trust  and
                         President of The Government Street Bond Fund, The Government Street Equity Fund and The Alabama Tax Free Bond Fund.

               (4)  Kenneth P. Pulliam - Portfolio Manager of TLA.

               (5)  Mary Shannon Hope - Portfolio Manager of TLA.

               (6)  Timothy S. Healy - Vice President and a Principal of TLA.

                    (a)  Vice President of The Alabama Tax Free Bond Fund.

               (7)  Ann Damon Haas - Vice President of TLA.

          Davenport & Company LLC ("Davenport") is a registered investment advisor providing investment advisory services to one series of Williamsburg Investment Trust, The Davenport Equity Fund. Davenport also provides investment advice to corporations, trusts, pension and profit sharing plans, other businesses and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of Davenport & Company LLC, One James Center, Richmond, Virginia, 23285.

               (1) Coleman Wortham III - President and Chief Executive Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (2) J. Lee Keiger III - First Vice President and Chief Financial Officer of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (3)  Joseph L. Antrim III - Executive Vice President of Davenport

                    (a)  President of The Davenport Equity Fund

               (4)  John P. Ackerly IV - Portfolio Manager of Davenport.

                    (a)  Vice President of The Davenport Equity Fund.

               (5) Michael S. Beall - Executive Vice President and Director of Research for Davenport.

               (6) James C. Hamilton, Jr. - First Vice President and Director of Davenport.

               (7)  Beverley B. Munford III - Vice President of Davenport.

               (8) Hunter R. Pettus, Jr. - Senior Vice President and Director of Davenport.

Item 27.  Principal Underwriter
          ---------------------

          (a) CW Fund Distributors, Inc. (the "Distributor") also acts as principal underwriter for other open-end investment companies:
               Brundage, Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, Firsthand Funds, the Lake Shore Family of Funds, UC Investment Trust, The Winter Harbor Fund and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

               *The   address  is  4500  Park  Granada   Boulevard,   Calabasas,
               California 91302.

                                     Position         Position
                                      with             with
               Name                  Distributor      Registrant
               ----                  -----------      ----------

               *Angelo R. Mozilo     Chairman of        None
                                     the Board/
                                     Director

               *Andrew S. Bielanski  Director           None

               *Thomas H. Boone      Director           None

               *Marshall M. Gates    Director           None

               Robert H. Leshner     President/         None
                                     Vice Chairman/
                                     Chief Executive
                                     Officer/Director

               Maryellen Peretzky    Vice President,    None
                                     Secretary

               Robert L. Bennett     Vice President,    Treasurer
                                     Chief Operations
                                     Officer

               Terrie A. Wiedenheft  Vice President,    None
                                     Chief Financial
                                     Officer, Treasurer
          (c)    Inapplicable

Item 28.  Locations of Accounts and Records
          ---------------------------------

          The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office at 312 Walnut Street, Cincinnati, Ohio 45202. Certain records, including records relating to the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's investment advisors and custodians.

Item 29.  Management Services
          -------------------

          Not Applicable

Item 30.  Undertakings
          ------------

          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 28th day of July, 1999.

                          WILLIAMSBURG INVESTMENT TRUST

                                 By: /s/ Tina D. Hosking
                                    --------------------------
                                    Tina D. Hosking,
                                    Attorney-in-Fact

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                     Title                              Date


/s/ John T. Bruce
--------------------------    Trustee and Chairman               July 28, 1999
John T. Bruce                 (principal executive
                              officer)

/s/ Robert L. Bennett
--------------------------    Treasurer (principal               July 28, 1999
Robert L. Bennett             financial and
                              accounting officer)

Austin Brockenbrough III*     Trustee

Charles M. Caravati, Jr.*     Trustee

J. Finley Lee, Jr.*           Trustee

Richard Mitchell*             Trustee

Richard L. Morrill*           Trustee

Harris V. Morrissette*        Trustee

Fred T. Tattersall*           Trustee

Erwin H. Will, Jr.*           Trustee

Samuel B. Witt III*           Trustee

*By: /s/ Tina D. Hosking
    ----------------------
    Tina D. Hosking
    Attorney-in-Fact
    July 28, 1999

                                INDEX TO EXHIBITS
Exhibit
Number    Description of Exhibit
-------   ----------------------

a.        Declaration of Trust*

b.        Bylaws*

c.        Not Applicable

d.(i)     Investment Advisory Agreement for The Jamestown Equity Fund*

  (ii)    Investment Advisory Agreement for The Jamestown Balanced Fund*

  (iii)   Sub-Advisory Agreement for The Jamestown Balanced Fund*

  (iv)    Investment Advisory Agreement for The Jamestown  International  Equity
          Fund*

  (v)     Sub-Advisory Agreement for The Jamestown International Equity Fund*

  (vi)    Investment  Advisory  Agreement for The Jamestown Tax Exempt  Virginia
          Fund*

  (vii) Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

  (viii) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

  (ix)    Investment Advisory Agreement for The Davenport Equity Fund*

e. Underwriting Agreement for the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund*

f.        Not Applicable


g.(i)     Custodian Agreement with The Northern Trust Company*

  (ii)    Custodian Agreement with Firstar Bank, N.A.*

h.        Administration, Accounting and Transfer Agency Agreement*

i.        Opinion and Consent of Counsel*

j.        Consent of Independent Certified Public Accountants

k.        Not Applicable

l.        Not Applicable

m.        Plan of Distribution Pursuant to Rule 12b-1*

n.        Not Applicable

o.        Rule  18f-3  Plan  Adopted   With   Respect  to  the  Multiple   Class
          Distribution System*

------------------

*    Previously filed as Exhibit to Registration Statement on Form N-1A